                                                                     Exhibit 10

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 March 18, 1999

                                      among

                 HECHINGER INVESTMENT COMPANY OF DELAWARE, INC.,
                                  as Borrower,

                             CENTERS HOLDINGS, INC.,

                             BSQ ACQUISITION, INC.,

                              BSQ TRANSFEREE CORP.,

                               HECHINGER COMPANY,

                            HECHINGER STORES COMPANY,

                      HECHINGER STORES EAST COAST COMPANY,

                            The LENDERS Party Hereto,

                         BANKBOSTON RETAIL FINANCE INC.
                  as Administrative Agent and Collateral Agent

                               CITICORP USA, INC.
                             as Documentation Agent

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                          FOOTHILL CAPITAL CORPORATION,
                         CONGRESS FINANCIAL CORPORATION,
                  JACKSON NATIONAL LIFE INSURANCE COMPANY, AND
                             HELLER FINANCIAL, INC.
                               as Managing Agents

                          BACK BAY CAPITAL FUNDING, LLC
                        as Tranche B Administrative Agent

                                       and

                       BANCBOSTON ROBERTSON STEPHENS INC.
                              as Syndication Agent

                           ---------------------------

                                TABLE OF CONTENTS


                                                                                               PAGE
                                                                                               ----
ARTICLE I        Definitions................................................................     2

        SECTION 1.01         Defined Terms..................................................     2
        SECTION 1.02         Terms Generally................................................    27
        SECTION 1.03         Accounting Terms; GAAP.........................................    27

ARTICLE II       Amount and Terms of Credit.................................................    27

        SECTION 2.01         Commitment of the Lenders......................................    28
        SECTION 2.02         Reserves; Changes to Reserves..................................    28
        SECTION 2.03         Making of Loans................................................    29
        SECTION 2.04         Overadvances...................................................    30
        SECTION 2.05         Swingline Loans................................................    30
        SECTION 2.06         Letters of Credit..............................................    31
        SECTION 2.07         Settlements Amongst Tranche A Lenders..........................    34
        SECTION 2.08         Notes; Repayment of Loans......................................    35
        SECTION 2.09         Interest on Loans..............................................    36
        SECTION 2.10         Default Interest...............................................    37
        SECTION 2.11         Certain Fees...................................................    37
        SECTION 2.12         Unused Commitment Fee..........................................    37
        SECTION 2.13         Letter of Credit Fees..........................................    37
        SECTION 2.14         Nature of Fees.................................................    38
        SECTION 2.15         Optional Termination or Reduction of Commitments...............    38
        SECTION 2.16         Alternate Rate of Interest.....................................    38
        SECTION 2.17         Conversion and Continuation of Tranche A Loans.................    39
        SECTION 2.18         Mandatory Prepayment; Commitment Termination; Cash
                             Collateral.....................................................    40
        SECTION 2.19         Optional Prepayment of Loans; Reimbursement of Lenders.........    42
        SECTION 2.20         Maintenance of Loan Account; Statements of Account.............    44
        SECTION 2.21         Cash Receipts..................................................    44
        SECTION 2.22         Application of Payments........................................    46
        SECTION 2.23         Increased Costs................................................    47
        SECTION 2.24         Change in Legality.............................................    48
        SECTION 2.25         Payments; Sharing of  Setoff...................................    49
        SECTION 2.26         Taxes..........................................................    50
        SECTION 2.27         Security Interest in Collateral................................    51
        SECTION 2.28         Mitigation Obligations; Replacement of Lenders.................    52

ARTICLE III      Representations and Warranties.............................................    52

        SECTION 3.01         Organization; Powers...........................................    52
        SECTION 3.02         Authorization; Enforceability..................................    53
        SECTION 3.03         Governmental Approvals; No Conflicts...........................    53
        SECTION 3.04         Financial Condition; No Material Adverse Change................    53
        SECTION 3.05         Properties.....................................................    54
        SECTION 3.06         Litigation and Environmental Matters...........................    54
        SECTION 3.07         Compliance with Laws and Agreements............................    54
        SECTION 3.08         Investment and Holding Company Status..........................    54
        SECTION 3.09         Taxes..........................................................    55

                                                                                               PAGE
                                                                                               ----
        SECTION 3.10         ERISA..........................................................    55
        SECTION 3.11         Disclosure.....................................................    55
        SECTION 3.12         Subsidiaries...................................................    55
        SECTION 3.13         Insurance......................................................    55
        SECTION 3.14         Labor Matters..................................................    55
        SECTION 3.15         Solvency.......................................................    56
        SECTION 3.16         Security Documents.............................................    56
        SECTION 3.17         Federal Reserve Regulations....................................    57
        SECTION 3.18         Year 2000 Compliance...........................................    57

ARTICLE IV       Conditions.................................................................    57

        SECTION 4.01         Closing Date...................................................    57
        SECTION 4.02         Conditions Precedent to Each Loan and Each Letter of
                             Credit.........................................................    59

ARTICLE V        Affirmative Covenants......................................................    60

        SECTION 5.01         Financial Statements and Other Information.....................    60
        SECTION 5.02         Notices of Material Events.....................................    62
        SECTION 5.03         Information Regarding Collateral...............................    63
        SECTION 5.04         Existence; Conduct of Business.................................    63
        SECTION 5.05         Payment of Obligations.........................................    63
        SECTION 5.06         Maintenance of Properties......................................    64
        SECTION 5.07         Insurance......................................................    64
        SECTION 5.08         Casualty and Condemnation......................................    64
        SECTION 5.09         Books and Records; Inspection and Audit Rights.................    65
        SECTION 5.10         Compliance with Laws...........................................    65
        SECTION 5.11         Use of Proceeds and Letters of Credit..........................    65
        SECTION 5.12         Additional Borrower Subsidiaries...............................    65
        SECTION 5.13         Further Assurances.............................................    66

ARTICLE VI       Negative Covenants.........................................................    66

        SECTION 6.01         Indebtedness...................................................    66
        SECTION 6.02         Liens..........................................................    68
        SECTION 6.03         Fundamental Changes............................................    69
        SECTION 6.04         Investments, Loans, Advances, Guarantees and
                             Acquisitions...................................................    70
        SECTION 6.05         Asset Sales....................................................    71
        SECTION 6.06         Hedging Agreements.............................................    73
        SECTION 6.07         Restricted Payments; Certain Payments of Indebtedness..........    73
        SECTION 6.08         Transactions with Affiliates...................................    73
        SECTION 6.09         Restrictive Agreements.........................................    74
        SECTION 6.10         Amendment of Material Documents................................    74
        SECTION 6.11         Capital Expenditures...........................................    74
        SECTION 6.12         Minimum Excess Availability....................................    75
        SECTION 6.13         Additional Financial Covenants.................................    75
        SECTION 6.14         Additional Subsidiaries........................................    79

                                                                                               PAGE
                                                                                               ----
ARTICLE VII      Events of Default..........................................................    79

        SECTION 7.01         ...............................................................    79
        SECTION 7.02         Tranche B Actionable Events....................................    81
        SECTION 7.03         When Continuing................................................    82
        SECTION 7.04         Application of Proceeds........................................    82

ARTICLE VIII     The Agents.................................................................    83

        SECTION 8.01         Administration by Administrative Agent.........................    83
        SECTION 8.02         The Collateral Agent...........................................    83
        SECTION 8.03         Sharing of Excess Payments.....................................    83
        SECTION 8.04         Agreement of Required Lenders..................................    84
        SECTION 8.05         Liability of Agents............................................    84
        SECTION 8.06         Reimbursement and Indemnification..............................    85
        SECTION 8.07         Rights of Agents...............................................    85
        SECTION 8.08         Independent Lenders and Issuing Bank...........................    85
        SECTION 8.09         Notice of Transfer.............................................    86
        SECTION 8.10         Successor Agent................................................    86
        SECTION 8.11         Reports and Financial Statements...............................    86
        SECTION 8.12         Syndication Agent, Documentation Agent, Managing
                             Agents, and Tranche B Administrative Agent.....................    86

ARTICLE IX       Miscellaneous..............................................................    87

        SECTION 9.01         Notices........................................................    87
        SECTION 9.02         Waivers; Amendments............................................    87
        SECTION 9.03         Expenses; Indemnity; Damage Waiver.............................    89
        SECTION 9.04         Successors and Assigns.........................................    90
        SECTION 9.05         Survival.......................................................    92
        SECTION 9.06         Counterparts; Integration; Effectiveness.......................    93
        SECTION 9.07         Severability...................................................    93
        SECTION 9.08         Right of Setoff................................................    93
        SECTION 9.09         Governing Law; Jurisdiction; Consent to Service of Process.....    93
        SECTION 9.10         WAIVER OF JURY TRIAL...........................................    94
        SECTION 9.11         Headings.......................................................    94
        SECTION 9.12         Confidentiality................................................    94
        SECTION 9.13         Interest Rate Limitation.......................................    95

                                    EXHIBITS

A.      Assignment and Acceptance
B.      Indemnity, Subrogation and Contribution Agreement
C-1.    Aurora, Colorado Deed of Trust
C-2.    Glendale, Colorado Deed of Trust
C-3.    Roseville, Michigan Mortgage
D.      Parent Guarantee Agreement
E.      Pledge Agreement
F.      Security Agreement
G.      Subsidiary Guarantee Agreement
H-1.    Tranche A Notes
        (a)    BankBoston Retail Finance, Inc.
        (b)    Citicorp USA, Inc.
        (c)    Heller Financial, Inc.
        (d)    Jackson National Life Insurance
        (e)    Congress Financial Corporation
        (f)    Foothill Capital Corporation
        (g)    General Electric Capital Corporation
H-2.    Swingline Note
H-3     Tranche B Notes
        (a)    Back Bay Capital Funding, LLC
        (b)    Foothill Partners III, L.P.
I-1     Opinion of Counsel to Transaction Parties
I-2     Opinion of Massachusetts Counsel
J.      Borrowing Base Certificate

                                    SCHEDULES


1.1       Lenders and Commitments
1.2       Initial Store Closing Locations
2.21(a)   DDAs
2.21(b)   Credit Card Arrangements
2.21(c)   Blocked Accounts
2.21(f)   Disbursement Accounts
3.03(c)   Defaults under Agreements
3.04(c)   Material Adverse Changes
3.05      Title to Properties; Real Estate
3.06      Disclosed Matters
3.12      Subsidiaries
3.13      Insurance
3.18      Y2K Schedule
5.01(k)   Financial Reporting Requirements
6.01      Indebtedness
6.02      Liens
6.03(e)   BSQ Newco Property
6.03(f)   Hechinger Property
6.03(g)   Hechinger Stores Property
6.03(h)   Hechinger East Coast Property
6.04      Investments
6.08      Certain Transactions
6.09      Restrictions

        AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 18, 1999, among

        HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., as Borrower, a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        CENTERS HOLDINGS, INC., a Delaware corporation, having its principal place of business at 11111 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025; and

        BSQ ACQUISITION, INC., a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        BSQ TRANSFEREE CORP., a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        HECHINGER COMPANY, a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        HECHINGER STORES COMPANY, a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        HECHINGER STORES EAST COAST COMPANY, a Delaware corporation, having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774; and

        the LENDERS party hereto; and

        BANKBOSTON RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

        CITICORP USA, INC., as Documentation Agent, a Delaware corporation, having its principal place of business at 399 Park Avenue, New York, New York 10022; and

        GENERAL ELECTRIC CAPITAL CORPORATION, FOOTHILL CAPITAL CORPORATION, CONGRESS FINANCIAL CORPORATION, JACKSON NATIONAL LIFE INSURANCE COMPANY, AND HELLER FINANCIAL, INC., as Managing Agents (collectively, in such capacity, the "Managing Agents"); and

        BACK BAY CAPITAL FUNDING, LLC, as Tranche B Administrative Agent, a Delaware limited liability company, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

        BANCBOSTON ROBERTSON STEPHENS INC., as Syndication Agent, a Massachusetts corporation, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

        WHEREAS, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East

Coast Company, entered into a Credit Agreement dated September 26, 1997, as amended and restated as of December 31, 1998, with certain lenders party thereto, The Chase Manhattan Bank, as Administrative Agent and Collateral Agent, BankAmerica Business Credit, Inc., as Documentation Agent, and Citicorp USA, Inc., as Syndication Agent (the "1997 Agreement"); and

        WHEREAS, on December 31, 1998, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East Coast Company, entered into a Credit Agreement with certain lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, Collateral Assignment, Borrowing Base Account Agent, Issuing Bank and Swingline Lender (the "Supplemental Agreement", which together with the 1997 Agreement shall be referred to collectively as the "Existing Agreements"); and

        WHEREAS, BankBoston Retail Finance Inc. has acquired all right, title and interest under the Existing Agreements; and

        WHEREAS, the parties hereto desire to amend and restate the Existing Agreements in their entirety.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

        SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

        "ABR Loan" shall mean any Tranche A Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

        "ACH" shall mean automated clearing house transfers.

        "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance.

        "Accrual Rate" has the meaning provided therefor in Section 2.09(b)(i).

        "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

        "Administrative Agent" means BBRF, in its capacity as administrative agent for the Lenders hereunder.

        "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

        "Agents" shall mean collectively, the Administrative Agent and the Collateral Agent.

        "Alternate Base Rate" shall mean, for any day, the higher of (a) the annual rate of interest then most recently announced by BBNA at its head office in Boston, Massachusetts as its "Base Rate" and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in BBNA's Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in BBNA's Base Rate or the Federal Funds Effective Rate, respectively.

        "Applicable Margin" means initially, the rates set forth below for ABR Loans, Eurodollar Loans, and Standby Letter of Credit Fees:


                 Eurodollar         Standby Letter of
ABR Loans          Loans              Credit Fees
---------        ----------         -----------------
 .75%               2.75%                  2.25%


        Upon the receipt by the Administrative Agent of the Borrower's consolidated financial statement for the fiscal quarter ending approximately March 31, 2000 required to be delivered to the Administrative Agent pursuant to
Section 5.01 of this Agreement, the Applicable Margin shall be adjusted based upon the performance covenants set forth below. Thereafter, the Applicable Margin shall be adjusted monthly after the delivery of the financial statements required to be delivered to the Administrative Agent pursuant to Section 5.01 of this Agreement and the Financial Officer's Certificate pursuant to Section 5.01(d) hereof,, based upon the performance covenants set forth below. The Applicable Margin shall be that level in which all performance criteria are met; if only one of the tests in any level is met, the Applicable Margin shall be that set forth in the next higher level in which such criteria are satisfied (with Level 1 being the highest level and Level 3 the lowest). For purposes of determining compliance with the performance criteria, Consolidated EBITDA shall be calculated on a rolling twelve month basis. Upon the occurrence of an Event of Default, interest shall accrue at the rate set forth in Section 2.10, and Standby Letter of Credit Fees shall accrue at 200 basis points in excess of the then Applicable Margin therefor set forth herein.


                                                                                              Standby Letter of
Level         Performance Criteria                   ABR Loans           Eurodollar Loans       Credit Fees
-----         --------------------                   ---------           ----------------       -----------
1         Excess Availability less than                1.00%               3.00%                  2.50%
               $50,000,000.00 or
           Consolidated EBITDA less
              than $10,000,000.00

                                                                                              Standby Letter of
Level         Performance Criteria                   ABR Loans           Eurodollar Loans       Credit Fees
-----         --------------------                   ---------           ----------------       -----------
2         Excess Availability greater                  0.75%               2.75%                  2.25%
               than or equal to
          $50,000,000.00, but less than
              $125,000,000.00 and
          Consolidated EBITDA greater
               than or equal to
                $10,000,000.00

3         Excess Availability greater                  0.50%               2.50%                  2.00%
               than or equal to
              $125,000,000.00 and
          Consolidated EBITDA greater
               than or equal to
                $50,000,000.00


        Notwithstanding anything to the contrary herein contained, if Excess Availability is less than $50,000,000.00 for thirty (30) consecutive days, the Applicable Margin shall immediately be adjusted to that rate set forth in Level 1 and shall remain at such rate (regardless of compliance with any Performance Criteria) until Excess Availability has exceeded $50,000,000.00 for sixty (60) consecutive days.

        "Appraisal Covenant" means that the Credit Extensions (exclusive of any Loans based upon Eligible Receivables and/or Eligible Real Estate) shall never exceed (a) 92% of the Appraised Value of Eligible Inventory (net of Reserves) at any time through June 30, 1999, and (b) 90% of the Appraised Value of Eligible Inventory (net of Reserves) at all other times.

        "Appraised Value" means the net appraised liquidation value at cost of the Borrower's Inventory as set forth in the SMO Report (expressed as a percentage of the Cost of such Inventory) as determined from time to time by the Administrative Agent in accordance with its standard procedures and with the assistance of an independent appraiser satisfactory to the Administrative Agent.

        "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

        "Availability Reserves" means such reserves as the Administrative Agent from time to time determines in the Administrative Agent's discretion as being appropriate to reflect the impediments to the Agents' ability to realize upon the Collateral.

        "BBNA" means BankBoston, N.A., a national banking association.

        "BBRF" means BankBoston Retail Finance Inc., a Delaware corporation.

        "BBRF Concentration Account" shall have the meaning set forth in Section 2.21(c).

        "Blocked Account Agreements" has the meaning set forth in Section
2.21(c).

        "Blocked Account Banks" shall mean the banks with whom the Borrower has entered into Blocked Account Agreements.

        "Blocked Accounts" shall have the meaning set forth in Section 2.21(c).

        "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

        "Borrower" means Hechinger Investment Company of Delaware, Inc., a Delaware corporation and a direct wholly owned subsidiary of Hechinger Stores.

        "Borrower Retail Subsidiary" means HQ MidAtlantic, LLC and HQ Partners, L.P. or such other Borrower Subsidiary to the extent that such Person hereafter operates retail stores in Pennsylvania and/or Texas.

        "Borrower Subsidiary" means any subsidiary of the Borrower.

        "Borrowing" shall mean (a) the incurrence of Tranche A Loans of a single Type made from all the Tranche A Lenders or of Tranche B Loans from all Tranche B Lenders, as the case may be, on a single date and having, in the case of Eurodollar Loans, a single Interest Period, or (b) a Swingline Loan.

        "Borrowing Base" means, at any time of calculation, subject to the provisions of Section 2.02 hereof, an amount equal to

        (a) 80% of the face amount of Eligible Receivables, plus

        (b) 95% of the GBAN Receivable, unless the GBAN Receivable is fully secured by an irrevocable letter of credit acceptable to the Administrative Agent, in which event, 100% of the GBAN Receivable, plus

        (c) the GOB Advance in connection with any Guaranteed GOB Sale; plus

        (d) the Inventory Advance Rate of (i) the Cost of Eligible Inventory (other than Store Closing Inventory) plus (without duplication) (ii) the Cost of Eligible L/C Inventory, minus (iii) Inventory Reserves; plus

        (e) the Inventory Advance Rate of (i) the Cost of Store Closing Inventory (other than Store Closing Inventory at the Initial Store Closing Locations), minus (ii) Liquidation Reserves; plus

        (f) the lesser of (i) 60% of the FLV of Eligible Real Estate, or (ii) $25,000,000.00, minus

        (g) the then amount of all Availability Reserves.

        "Borrowing Base Certificate" has the meaning assigned to such term in
Section 5.01(g).

        "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

        "Breakage Costs" shall have the meaning set forth in Section 2.19(b).

        "BRS" means BancBoston Robertson Stephens Inc. a Massachusetts corporation.

        "BSQ Acqco" means BSQ Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings.

        "BSQ Acqco/Holdings Note" means the promissory note issued on September 25, 1997, by BSQ Acqco to Holdings in the principal amount of $8,000,000.

        "BSQ Newco/Builders Square Note" means the promissory note issued on September 25, 1997, by BSQ Newco to Builders Square in the principal amount of $10,700,000.

        "BSQ Newco" means BSQ Transferee Corp., a Delaware corporation and a wholly owned subsidiary of BSQ Acqco.

        "BSQ Newco Note" means the promissory note issued on September 26, 1997 by the Borrower to BSQ Newco in the principal amount of $3,250,000.00.

        "Builders Square" means Builders Square, Inc., a Delaware corporation.

        "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Holdings Group that are (or would be) set forth in a consolidated statement of cash flows of the Holdings Group for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Holdings Group during such period; provided, however, the term "Capital Expenditures" shall not include (i) any such expenditure made with (or in the amount of) the proceeds of insurance, condemnation awards (or payment in lieu thereof) or indemnity payments received from third parties for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are made within 18 months of the occurrence of the damage to or loss of the assets being repaired or replaced, and (ii) any such expenditures made during such period for the acquisition of Real Estate (and fixtures relating to such Real Estate) through a tax free exchange pursuant to Section 1031 of the Internal Revenue Code.

        "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

        "Cash Collateral Account" shall mean an interest-bearing account established by the Borrower with the Collateral Agent at BBNA under the sole and exclusive dominion and control of the Collateral Agent designated as the "Hechinger Store Cash Collateral Account".

        "Cash Receipts" has the meaning provided therefor in Section 2.21(c).

        "Cash Restriction Event" has the meaning provided therefor in Section 2.21(h).

        "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq.

        "Change in Control" means, at any time, (a) the failure by GEI II to own, directly or indirectly, beneficially or of record, shares representing in excess of 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings; (b) the failure of LG&P (or any Affiliate thereof) to act as the sole general partner of GEI II; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated by the board of directors of Holdings nor (ii) appointed by directors so nominated; (d) the acquisition of direct or indirect Control of Holdings by any Person or group other than LG&P (or another limited partnership fund for which LG&P or any Affiliate thereof acts as the sole general partner) provided that such Control by LG&P may be subject to the rights of Builders Square under the Securityholders Agreement dated September 25, 1997, by and among GEI II, Builders Square and Holdings; (e) failure by Holdings to own directly or indirectly 100% of the outstanding capital stock of BSQ Acqco free and clear of all Liens (other than Liens under the Loan Documents); (f) failure by BSQ Acqco to own directly or indirectly 100% of the outstanding stock of BSQ Newco and Hechinger free and clear of all Liens (other than Liens under the Loan Documents); (g) failure by Hechinger to own directly or indirectly 100% of the outstanding capital stock of Hechinger Stores free and clear of all Liens (other than Liens under the Loan Documents); (h) failure by Hechinger Stores to own directly or indirectly 100% of the outstanding capital stock of the Borrower free and clear of all Liens (other than Liens under the Loan Documents); (i) failure by the Borrower to own directly or indirectly 100% of the outstanding capital stock of the Borrower Subsidiaries free and clear of all Liens (other than Liens under the Loan Documents); or (j) the occurrence of any change of Control (or similar event, however denominated) with respect to any Transaction Party under any indenture or agreement in respect of Indebtedness with respect to which any member of the Holdings Group is an obligor.

        "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.23(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

        "Charges" has the meaning provided therefor in Section 9.13.

        "Chase Concentration Account" has the meaning given thereto in Section 2.21(i) hereof.

        "Chase Obligations" has the meaning provided therefor in the Security Agreement.

        "Closing Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

        "Collateral Agent" means BBRF, in its capacity as collateral agent under the Security Documents.

        "Commercial Letter of Credit" means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower or any Borrower Retail Subsidiary in the ordinary course of business of the Borrower or such Borrower Retail Subsidiary.

        "Commitment" shall mean, with respect to each Lender, the aggregate commitment of such Lender hereunder (for both Tranche A Loans and Tranche B Loans) in the amount set forth opposite its name on SCHEDULE 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

        "Commitment Fee" has the meaning provided therefor in Section 2.12 hereof.

        "Commitment Percentage" shall mean, with respect to each Lender, that percentage of the Commitments of all Lenders hereunder (for both Tranche A Loans and Tranche B Loans) in the amount set forth opposite its name on SCHEDULE 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

        "Company Owned Life Insurance Program" means (a) the Confederation Life Insurance Company whole life insurance policies (as assigned to Pacific Mutual Life Insurance Company) naming Hechinger as beneficiary and certain employees of Hechinger as insureds and (b) the General American Life Insurance Company whole life insurance policies naming Hechinger as beneficiary and certain employees of Hechinger as insureds.

        "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of Letter of Credit fees paid during such period, (c) the aggregate amount of income tax and state franchise tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period and (e) all extraordinary non-cash charges (including the amount of any deduction to net income as a result of any grant to, or repurchase from, directors, officers or employees of Holdings, BSQ Newco, the Borrower or any Borrower Subsidiary, of stock, stock equivalents or stock options of Holdings, all write-offs resulting from SFAS 121 adjustments, and all non-cash losses) during such period; provided that if such extraordinary charges are thereafter paid in cash or otherwise and such payments exceed $25,000,000 on a cumulative basis from and after the Closing Date (excluding from the calculation of such $25,000,000, charges in connection with the Initial Store Closing Locations), such excess payments shall be included as an expense in the calculation of Consolidated EBITDA for the period in which paid, and minus (f) without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all extraordinary and non-cash gains during such period, all as determined on a consolidated basis with respect to the Holdings Group in accordance with GAAP.

        "Consolidated Interest Expense" means, for any period, the interest expense, both expensed and capitalized (including amortization of debt issuance costs, accretion of discounted debt, original issue discount, interest paid in kind and the interest component in respect of Capital Lease Obligations), accrued or paid by the Holdings Group during such period, determined on a consolidated basis in accordance with GAAP.

        "Consolidated Net Income" means, for any period, net income or loss of the Holdings Group for such period determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded (a) the income of any Person in which any other Person (other than any member of the Holdings Group or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to any member of the Holdings Group by such Person during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any member of the Holdings Group or the date that Person's assets are acquired by any member of the Holdings Group.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

        "Cost" means the average cost of purchases, as reported on the Borrower's SMO Report, based upon the Borrower's accounting practices which are in effect on the date of this Agreement, plus the amount of Special Order Deposit Liability as reported in the SMO Report. "Cost" does not include inventory capitalization costs or other non-purchase price charges (other than freight, which is included in "Cost") used in the Borrower's calculation of cost of goods sold.

        "Cost Factor" means the result of 1 minus the Borrower's then cumulative markup percentage derived from the Borrower's SMO Report and calculated on a rolling twelve month basis.

        "Credit Card Notifications" has the meaning provided therefor in Section 2.21(c).

        "Credit Card Obligor" shall mean any Person which has received a Credit Card Notification with respect to the Accounts due to the Borrower from such Credit Card Obligor.

        "Credit Extensions" as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings.

        "Current Pay Interest" has the meaning provided therefor in Section 2.09(b)(ii).

        "Customer Deposit Liability" means deposits provided by customers for special orders of product.

        "Customer Deposit Liability Reserve" means at any time of calculation, an amount equal to 50% of the Borrower's and the Borrower Retail Subsidiaries' Customer Deposit Liability.

        "DDAs": Any checking or other demand deposit account maintained by any Loan Party.

        "DDA Notification" has the meaning provided therefor in Section 2.21(c).

        "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

        "Disbursement Accounts" shall have the meaning set forth in Section 2.21(f).

        "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

        "dollars" or "$" refers to lawful money of the United States of America.

        "Eligible Credit Card Obligor" shall mean any of Discover, Household Retail Services, Inc., Visa, Mastercard, American Express Co., General Electric Capital Corporation and such other Person as may be acceptable to the Administrative Agent, each of whom shall otherwise have met the criteria set forth in the definition of Credit Card Obligor.

        "Eligible Inventory" shall mean, as of the date of determination thereof, items of Inventory of the Borrower or a Borrower Retail Subsidiary that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Inventory, and Eligible Inventory shall be reduced by the following:

                (a) Inventory that is not owned solely by the Borrower or a Borrower Retail Subsidiary, or is leased or on consignment or the Borrower or such Borrower Retail Subsidiary does not have good and valid title thereto;

                (b) Inventory (including any portion thereof in transit from vendors, other than Eligible L/C Inventory) that is not located at property that is owned or leased by the Borrower or a Borrower Retail Subsidiary and is therefore not in the possession or under the control of the Borrower or a Borrower Retail Subsidiary (including timber reload facilities, flow-through centers or publicly held warehouses) unless a waiver, satisfactory to the Collateral Agent, is in effect with respect to such property; provided that for the first thirty (30) days after the Closing Date only, Inventory located at pooling points may be deemed Eligible Inventory notwithstanding the Collateral Agent's failure to have received a waiver for such locations;

                (c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, or (iii) goods to be returned to the vendor;

                (d) Except for Eligible L/C Inventory, Inventory that is not located in the United States of America (excluding territories and possessions thereof);

                (e) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties;

                (f) Inventory as to which title has transferred to a third party for the purpose of conducting a going-out-of-business or similar sale.

                (g) Inventory which consists of samples, labels, bags, packaging, and other similar non-merchandise categories.

                (h) Inventory as to which insurance in compliance with the provisions of Section 5.07 hereof is not in effect.

        "Eligible L/C Inventory" shall mean, as of the date of determination thereof, Inventory, not yet delivered to the Borrower or a Borrower Retail Subsidiary (i) the purchase of which is supported by a Commercial Letter of Credit having an expiry date within 75 days of such date of determination, but only if such Inventory has been consigned to the Issuing Bank, the Borrower or a Borrower Retail Subsidiary (along with delivery to the Issuing Bank, the Borrower, or a Borrower Retail Subsidiary, as applicable, of the documents of title with respect thereto), (ii) that would otherwise be Eligible Inventory if owned by the Borrower or a Borrower Retail

Subsidiary, and (iii) as to which after April 17, 1999, a customs broker agency agreement, satisfactory to the Collateral Agent, is in effect with respect thereto.

        "Eligible Real Estate" means the real properties located at 880 S. Abilene Street, Aurora, Colorado, 860 S. Colorado Blvd., Glendale, Colorado and 31510 Gratiot Ave., Roseville, Michigan (or any other real properties owned and substituted therefor by the Borrower and reasonably acceptable to the Administrative Agent), but only to the extent that:

                (a) Mortgages are filed with respect to each of the properties, the Collateral Agent's mortgage and security interests in each of the properties are perfected and the Collateral Agent has a perfected first-priority lien in such properties for the benefit of the Secured Parties; and

                (b) each of such properties have been appraised by a third party appraiser acceptable to the Collateral Agent and title insurance, environmental studies, and other Real Estate requirements, as reasonably determined by the Collateral Agent, have been satisfied, including, but not limited to, those items required by FIRREA; and

                (c) as to any particular property, as to which the mortgagor is in compliance with the representations, warranties and covenants set forth in the Mortgage relating to such property, unless the Administrative Agent, in its discretion, otherwise determines to waive this requirement in the determination of Eligible Real Estate.

        "Eligible Receivables" shall mean, as of the date of determination thereof, Accounts of the Borrower and any Borrower Retail Subsidiary due solely from Eligible Credit Card Obligors, as arise in the ordinary course of business, as have been earned by performance and are deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Receivables:

                (a) Accounts that have been outstanding for more than 5 Business Days from the due date;

                (b) Accounts not owned solely by the Borrower or a Borrower Retail Subsidiary or with respect to which the Borrower or a Borrower Retail Subsidiary does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, pursuant to the Loan Documents) (it being understood that only the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, shall have a first-priority Lien on such Accounts));

                (c) Accounts which are disputed, are with recourse (except as provided in subparagraph (e), below), or with respect to which a claim, counterclaim, offset or chargeback has been asserted;

                (d) Accounts arising out of sales made on a basis other than upon terms usual to the business of the Borrower or a Borrower Retail Subsidiary, other than in connection with going out of business sales;

                (e) Accounts due from General Electric Credit Corporation as to which a reserve has not been established by, or a deposit made with, said General Electric Credit

        Corporation in an amount acceptable to the Administrative Agent to cover any potential recourse liabilities of the Borrower to said General Electric Credit Corporation; and

                (f) Accounts which the Administrative Agent determines in its reasonable discretion to be uncertain of collection.

        "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

        "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any member of the Holdings Group directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

        "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

        "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

        "Eurodollar Loan" shall mean any Tranche A Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

        "Event of Default" has the meaning assigned to such term in Section
7.01.

        "Excess Availability" means, as of any date of determination, after giving effect to all then held checks (if any), accounts payable which are more than thirty (30) days beyond credit terms then accorded the Borrower (other than items in dispute or in research), and overdrafts, the difference between (a) the lesser of the Borrowing Base or the aggregate Tranche A Commitments, and (b) the outstanding Tranche A Credit Extensions.

        "Excluded Taxes" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.28(b), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.26(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.26(a).

        "Existing Agreements" has the meaning given in the Recitals hereto.

        "Existing Hechinger Public Debt" means, collectively, (a) the 9.45% Senior Debentures Due 2012 of Hechinger in an aggregate principal amount of $100,000,000, with a present principal balance of $100,000,000 issued under the Indenture dated as of October 1, 1992, between Hechinger and First Union National Bank of North Carolina, as trustee, (b) the 6.95% Senior Notes Due 2003 of Hechinger in an aggregate principal amount of $100,000,000, with a present principal balance of $100,000,000 issued under the Indenture dated as of October 1, 1992, between Hechinger and First Union National Bank of North Carolina, as trustee, and (c) the 5.5% Convertible Subordinated Debentures Due 2012 of Hechinger in an aggregate principal amount of $132,000,000, with a present principal balance of $123,050,000 issued under the Indenture dated as of March 15, 1987, between Hechinger and First Union National Bank of North Carolina, as trustee, each of the foregoing as amended by a Supplemental Indenture dated as of January 31, 1997.

        "FLV" means, as to any Eligible Real Estate, the forced liquidation value of such Eligible Real Estate determined in accordance with an appraisal acceptable to the Administrative Agent.

        "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by BBNA from three Federal funds brokers of recognized standing selected by it.

        "Fee Letter" means the letter entitled "Fee Letter" among the Transaction Parties and the Agents of even date herewith, as such letter may from time to time be amended.

        "Financial Officer" means, with respect to any Loan Party, the chief financial officer or treasurer of such Loan Party.

        "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

        "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

        "Fronting Fee" has the meaning assigned to such term in Section 2.13(b).

        "GAAP" means generally accepted accounting principles in the United States of America.

        "GBAN Receivable" means, at any time of calculation, an amount equal to the difference between $91,899,551 and all amounts received by the Borrower after March 17, 1999 from or on account of Gordon Brothers Retail Partners, LLC, Alco Capital Group, Inc. and The Nassi Group, LLC under a certain Agency Agreement dated February 10, 1999 for the Store Closing Inventory at the Initial Store Closing Locations (exclusive of any expense reimbursements).

        "GEI II" means Green Equity Investors II, L.P., an investment fund controlled by an Affiliate of LG&P.

        "Gift Certificate and Merchandise Credit Liability" means, at any time, the aggregate face value at such time of (a) outstanding gift certificates of the Borrower and the Borrower Retail Subsidiaries entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits of the Borrower and the Borrower Retail Subsidiaries.

        "Gift Certificate and Merchandise Credit Liability Reserve": At any time of calculation, an amount equal to 50% of the Borrower's and the Borrower Retail Subsidiaries' Gift Certificate and Merchandise Credit Liability.

        "GOB Advance" means as to any Guaranteed GOB Sale, an amount equal to
(a) initially, the product of (i) 80% and (ii) the guaranteed percentage provided in the agency agreement for the applicable Guaranteed GOB Sale, and
(iii) the Retail of Eligible Inventory located at the stores which are the subject of the Guaranteed GOB Sale, and (b) after reconciliation of the physical inventory and all adjustments thereto pursuant to the agency agreement for the applicable Guaranteed GOB Sale, either (i) the product of (A) 95% and (B) the guaranteed percentage provided in the agency agreement for the applicable Guaranteed GOB Sale, and (C) the Retail of Inventory as so reconciled and adjusted, or (ii) if the product of (A) the guaranteed percentage provided in the agency agreement for the applicable Guaranteed GOB Sale, and (B) the Retail of Inventory as so reconciled and adjusted is fully secured by an irrevocable letter of credit acceptable to the Administrative Agent, the product of (x) 100% and (y) the guaranteed percentage provided in the agency agreement for the applicable Guaranteed GOB Sale, and (z) the Retail of Inventory as so reconciled and adjusted, less in each case, any payments and amounts theretofore received by the Borrower or the Borrower Retail Subsidiary with respect to such Guaranteed GOB Sale (other than on account of expense reimbursements).

        "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

        "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

        "Guarantee Agreements" means, collectively, the Parent Guarantee Agreement and the Subsidiary Guarantee Agreement.

        "Guaranteed GOB Sale" means a sale or disposition of any portion of the Borrower's or a Borrower Retail Subsidiary's Inventory (exclusive of Store Closing Inventory) pursuant to an agency agreement with an unaffiliated liquidator reasonably acceptable to the Administrative Agent for a guaranteed price (the terms of which agency agreement are acceptable to the Administrative Agent in its discretion), and as to which the guaranteed price is secured by a letter of credit acceptable to the Administrative Agent in its discretion.

        "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

        "Hechinger" means Hechinger Company, a Delaware corporation and a wholly owned subsidiary of BSQ Acqco.

        "Hechinger East Coast" means Hechinger Stores East Coast Company, a Delaware corporation and a wholly owned subsidiary of Hechinger Stores.

        "Hechinger/East Coast Note" means the promissory note issued on September 29, 1997, by the Borrower to Hechinger East Coast in the principal amount of $47,500,000.

        "Hechinger Stores" means Hechinger Stores Company, a Delaware corporation and a wholly owned subsidiary of Hechinger.

        "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

        "Holdings" means Centers Holdings, Inc., a Delaware corporation.

        "Holdings Group" means, collectively, Holdings and the Subsidiaries, including BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, the Borrower, and the Borrower Retail Subsidiaries.

        "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

        "Indemnified Taxes" means Taxes other than Excluded Taxes.

        "Indemnitee" has the meaning provided therefor in Section 9.03(b).

        "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit B, among the Borrower, the Subsidiary Loan Parties and the Agents.

        "Information" has the meaning provided therefor in Section 9.12.

        "Initial Store Closing Locations" means those locations described on
SCHEDULE 1.2 hereto.

        "Interest Payment Date" means (a) with respect to any ABR Loan (including a Swingline Loan), the last day of each month, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and in the case of a Eurodollar Borrowing with an Interest Period of more than three month's duration, at the end of the third month of such Interest Period and on the last day of such Interest Period.

        "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, or six months thereafter, as the Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

        "Inventory" has the meaning assigned to such term in the Security Agreement.

        "Inventory Advance Rate" means the following percentages of the Cost of Eligible Inventory during the period indicated:


From               Through and Including        Rate
July               February                     65%
March              June                         69%


        "Inventory Reserves" means such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's reasonable discretion with respect to changes in the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as negatively affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on (i) obsolescence; (ii) seasonality; (iii) Shrink;
(iv) imbalance; (v) change in Inventory character; (vi)change in Inventory composition; (vii) change in Inventory mix; (viii)markdowns (both permanent and point of sale); (ix) retail markons and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events.

        "Issuing Bank" means BBNA, in its capacity as the issuer of Letters of Credit hereunder, and any successor to BBNA in such capacity as selected by the Administrative Agent. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

        "L/C Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

        "LG&P" means Leonard Green & Partners, L.P., a Delaware limited partnership.

        "Landlord Lien Reserve" means a Reserve established by the Administrative Agent with respect to Inventory located at any leased location of the Borrower for which the Administrative Agent has not received a satisfactory landlord's waiver, equal to (i) if the leased location is in any of the states of Washington, Pennsylvania, or Virginia, an amount equal to two months' rental expense for each such leased location, and (ii) if a leased location is in any other state, at the Administrative Agent's election, an amount not to exceed the aggregate past due rental expense for such leased location provided that such Reserve shall not be implemented until such time as the Borrower is more than thirty days past due in the payment of rental obligations for such leased location; provided that the Administrative Agent reserves the right, in its reasonable discretion, to add or remove any state from the list of states in clause (i) of this definition as a result of any changes in applicable law which impacts such state's treatment of statutory or common law lien priorities as between lenders and landlords.

        "Lenders" shall mean the Persons identified on SCHEDULE 1.1 hereto and each assignee that becomes a party to this Agreement as set forth in Section 9.04(b).

        "Letter of Credit" shall mean a letter of credit that is (i) issued for account of the Borrower, (ii) a Standby or Commercial Letter of Credit, (iii) issued in connection with the purchase of Inventory by the Borrower or a Borrower Retail Subsidiary and for other purposes for which the Borrower has historically obtained letters of credit, or for any other purpose that is reasonably acceptable to the Administrative Agent, and
(iv) in form and substance reasonably satisfactory to the Issuing Bank. "Letter of Credit" shall include, without limitation, the letter(s) of credit issued by the Issuing Bank in favor of The Chase Manhattan Bank, as Agent, in connection with the acquisition of the Existing Agreements.

        "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.13.

        "Letter of Credit Outstandings" shall mean, at any time, the sum of (a) with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.

        "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Telerate Page 3750, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be that rate of interest (rounded upwards, if necessary to the next 1/16 of 1%) determined by the Administrative Agent to be the highest prevailing rate per annum at which deposits in dollars are offered to BBNA by first class banks in the London interbank market in which BBNA participates at 10:00 a.m. (Boston time) not less than two Business Days before the first day of the Interest Period for the subject Eurodollar Borrowing, for a deposit approximately in the amount of the subject Borrowing and for a period of time approximately equal to such Interest Period.

        "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

        "Liquidation Reserve" means, at any time of calculation, an amount equal to the product of the Cost of Store Closing Inventory multiplied by the then prevailing discount established by the Borrower or a Borrower Retail Subsidiary or their respective agents against the original retail price for such Store Closing Inventory, provided that no Liquidation Reserve shall be established for any sale of Store Closing Inventory until the beginning of the sixth week of any such sale.

        "Loan Documents" means this Agreement, the Notes, the Letters of Credit, the Fee Letter, the Structuring Fee Letter, the Tranche B Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Guarantee Agreements, the Indemnity, Subrogation and Contribution Agreement, the Security Documents, and any other instrument or agreement executed and delivered in connection therewith.

        "Loan Parties" means the Transaction Parties and the Subsidiary Loan Parties.

        "Loans" shall mean all loans (including, without limitation, Swingline Loans) at any time made to the Borrower or for account of the Borrower pursuant to this Agreement, whether constituting Tranche A Loans or Tranche B Loans.

        "Management Agreement" means the Management Services Agreement dated September 25, 1997, between LG&P, the Borrower and the Subsidiaries.

        "Managing Agents" has the meaning provided in the Preamble hereto.

        "Margin Stock" has the meaning assigned to such term in Regulation U.

        "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, prospects or condition, financial or otherwise, of Holdings, the Borrower, the Borrower Retail Subsidiaries, and the Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder.

        "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining the amount of Material Indebtedness at any time, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

        "Maturity Date" means March 18, 2002.

        "Maximum Rate" has the meaning provided therefor in Section 9.13.

        "Minority Lenders" has the meaning provided therefor in Section 9.02(f).

        "Moody's" means Moody's Investors Service, Inc.

        "Mortgages" means the Mortgages, Security Agreements and Assignments, substantially in the form of Exhibit C, between the Subsidiary owning the real property encumbered thereby and the Collateral Agent for the benefit of the Secured Parties.

        "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses (including appraisals, and legal, title and recording tax expenses and commissions) paid by any Transaction Party or Subsidiary to third parties (other than Affiliates) in connection with such event, and (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Transaction Parties and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event.

        "Noncompliance Notice" has the meaning provided therefor in Section 2.05(b).

        "Notes" means, collectively, the Tranche A Notes and the Tranche B
Notes.

        "Obligations" has the meaning assigned to such term in the Security Agreement.

        "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

        "Overadvance" means, at any time of calculation, a circumstance in which the Tranche A Credit Extensions exceed the lesser of (a) the Tranche A Commitments or (b) the Borrowing Base.

        "Parent Guarantee Agreement" means the Guarantee Agreement, substantially in the form of Exhibit D, made by the Transaction Parties (other than the Borrower) and each of the Subsidiaries of Hechinger listed on Schedule I thereto in favor of the Agents for the benefit of the Secured Parties.

        "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

        "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

        "Permitted Encumbrances" means:

                (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

                (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

                (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Borrower Subsidiary, provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

        "Permitted Investments" means:

                (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above.


        "Permitted Overadvance" means an Overadvance determined by the Administrative Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral and/or the Lenders' rights under the Loan Documents, or (b) which is otherwise in the Lenders' interests; provided that Permitted Overadvances shall not (i) exceed the lesser of (x) $10,000,000, or (y) 1.5 percent of Eligible Inventory, in the aggregate outstanding at any time or (ii) remain outstanding for more than twenty (20) consecutive Business Days, unless (A) subject to the provisions of clause (B), in either case the Required Supermajority Lenders otherwise agree, or (B) if the Permitted Overadvance will exceed the lesser of (x) $20,000,000.00 or (y) 3 percent of Eligible Inventory, or if the Permitted Overadvance will be outstanding for more than forty (40) consecutive Business Days, unless all of the Lenders otherwise agree; and provided further that the foregoing shall not
(1) modify or abrogate any of the provisions of Section 2.06(f) hereof regarding the Tranche A Lender's obligations with respect to L/C Disbursements, or (2) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for "inadvertent Overadvances" (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)).


        "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

        "PIK Interest" has the meaning set forth in Section 2.09(b)(iii).

        "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of

ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

        "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit E, among the Transaction Parties, the other Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

        "Prepayment Event" means any of the following events:

                (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of a Transaction Party or any Subsidiary, other than any sale, transfer or other disposition permitted by (i) Sections 6.05(a), (b), or (e), or
        (ii) Sections 6.05(f) or (g) to the extent the proceeds from such transaction are paid to the Tranche A Lenders;

                (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Transaction Party or any Subsidiary, unless the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received within 18 months of the occurrence of the damage to or loss of the assets being repaired or replaced.;

                (c) the issuance by a Transaction Party or any Subsidiary of any equity securities, other than any such issuance of equity securities to the Borrower or a Subsidiary; or

                (d) the incurrence by a Transaction Party or any Subsidiary of any Indebtedness of the type described in clause (a), (b) or (c) of the definition of the term "Indebtedness", other than Indebtedness permitted by Section 6.01(a)(i) through (x) and Section 6.01(a)(xii).

        "Real Estate"means the land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

        "Receivables Purchase Agreements" means (a) the Business Revolving Charge Program Agreement dated April 3, 1992, as amended, by and among Hechinger, Home Quarters Warehouse, Inc. and General Electric Capital Corporation and (b) the GE Capital Program Agreement, dated April 12, 1996, by and between General Electric Capital Corporation and Builders Square.

        "Register" has the meaning set forth in Section 9.04(c).

        "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

        "Release" has the meaning set forth in Section 101(22) of CERCLA.

        "Required Lenders" shall mean, at any time, Lenders having Commitments at least equal to 51% of the Commitments, or if the Commitments have been terminated, Lenders whose percentage of the outstanding Obligations (after settlement and repayment of all Swingline Loans by the Tranche A Lenders) aggregate not less than 51% of all such Obligations.

        "Required Supermajority Lenders" shall mean, at any time, Tranche A Lenders having Tranche A Loans outstanding representing at least 66 2/3% of the total Tranche A Loans outstanding and Tranche B Lenders having Tranche B Loans outstanding representing at least 66 2/3% of the total Tranche B Loans outstanding; provided, however, that if no Tranche A Loans are outstanding, Required Supermajority Lenders, as to Tranche A, shall be those Tranche A Lenders having Tranche A Commitments representing at least 66 2/3% of the total Tranche A Commitments (without giving effect to any termination of all of the Commitments pursuant to Article VII).

        "Required Tranche A Lenders" shall mean, at any time, Tranche A Lenders having Tranche A Loans outstanding representing at least 51% of the total Tranche A Loans outstanding; provided, however, that if no Tranche A Loans are outstanding, Required Tranche A Lenders shall be those Tranche A Lenders having Tranche A Commitments representing at least 51% of the aggregate Tranche A Commitments (without giving effect to any termination of all of the Tranche A Commitments pursuant to Article VII).

        "Required Tranche B Lenders" shall mean, at any time, Tranche B Lenders having Tranche B Loans outstanding representing at least 51% of the total Tranche B Loans outstanding.

        "Required Tranche B Supermajority Lenders" shall mean, at any time, Tranche B Lenders having Tranche B Loans outstanding representing at least 66 2/3% of the total Tranche B Loans outstanding.

        "Reserves" means all (if any) Liquidation Reserves, Inventory Reserves and Availability Reserves.

        "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Transaction Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of a member of any Transaction Party or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of any Transaction Party or any Subsidiary.

        "Retail" means the lesser of (a) the lowest ticketed retail price offered to the public, or (b) the Cost of Inventory divided by the Cost Factor.

        "S&P" means Standard & Poor's.

        "Secured Parties" has the meaning assigned to such term in the Security Agreement.

        "Security Agreement" means the Security Agreement, substantially in the form of Exhibit F, among the Transaction Parties, the other Subsidiary Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

        "Security Documents" means the Security Agreement, the Pledge Agreement, the Mortgages, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

        "Settlement Date" has the meaning provided in Section 2.07(b) hereof.

        "Shrink" means Inventory identified by the Borrower and any Borrower Retail Subsidiary as lost, misplaced or stolen Inventory.

        "Shrink Reserve" means an amount equal to the reserve for Shrink maintained from time to time on the Borrower's general ledger, which shall be updated weekly, provided that such reserve shall be calculated consistently with the methodology disclosed to the Administrative Agent, and employed by the Borrower, as of the Closing Date.

        "SMO Report" means the Statement of Merchandising Operations Report issued in connection with the Borrower's perpetual weighted average cost ledger system and any replacement thereto reasonably acceptable to the Administrative Agent.

        "Special Order Deposit Liability" (a) means, at any time, with respect to Inventory recorded on the Borrower's SMO Report, the excess at such time of
(i) the aggregate amount of deposits with respect to special order merchandise over (ii) the corresponding decrease recorded in Eligible Inventory and (b) shall be calculated in accordance with Schedule A to Exhibit J.

        "Standby Letter of Credit" means any Letter of Credit other than a Commercial Letter of Credit.

        "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

        "Store Closing Inventory" means Eligible Inventory owned by the Borrower and located from time to time at the Initial Store Closing Locations or at any other store locations at which the Borrower or any Borrower Retail Subsidiary hereafter ceases conduct of business in the ordinary course, as to which the Borrower or the Borrower Retail Subsidiary (or its agent on a commission basis) has been conducting a going-out-of-business or similar sale for no more than 84 days (or such longer period as the Administrative Agent, in its discretion, may determine).

        "Structuring Fee Letter" means the letter entitled "Structuring Fee Letter" among the Transaction Parties and the Agents of even date herewith, as such letter may from time to time be amended.

        "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

        "Subsidiary" means any subsidiary of Holdings.

        "Subsidiary Guarantee Agreement" means the Guarantee Agreement, substantially in the form of Exhibit G, made by the Borrower Subsidiaries in favor of the Agents for the benefit of the Secured Parties.

        "Subsidiary Loan Party" means any Subsidiary that is not a Foreign Subsidiary.

        "Supplemental Agreement" has the meaning given in the Recitals hereto.

        "Swingline Lender" means BBRF, in its capacity as lender of Swingline Loans hereunder.

        "Swingline Loan" shall mean a Tranche A Loan made by the Swingline Lender to the Borrower pursuant to Section 2.05 hereof.

        "Syndication Agent" means BRS, in its capacity as syndication agent for the Lenders hereunder.

        "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

        "Termination Date" shall mean the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Loans are accelerated and the Commitments are terminated, or (iii) the date of the occurrence of any Event of Default pursuant to Sections 7.01(h)or 7.01(i) hereof.

        "Total Commitment" shall mean, at any time, the sum of the Commitments at such time.

        "Tranche A Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder set forth as its Tranche A Commitment opposite its name on SCHEDULE 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

        "Tranche A Commitment Percentage" shall mean at any time, with respect to each Lender, the percentage obtained by dividing its Tranche A Commitment at such time by all Tranche A Commitments at such time.

        "Tranche A Credit Extensions" as of any day, shall be equal to the sum of (a) the principal balance of all Tranche A Loans then outstanding and (b) the then amount of the Letter of Credit Outstandings.

        "Tranche A Lender" shall mean each Lender having a Tranche A Commitment as set forth on SCHEDULE 1.1 hereto or in the Assignment and Acceptance by which it becomes a Lender.

        "Tranche A Loans" shall mean all loans at any time made by any Tranche A Lenders pursuant to Section 2.03.

        "Tranche A Notes" shall mean the promissory notes of the Borrower (i) substantially in the form of Exhibit H- 1, each payable to the order of a Tranche A Lender, evidencing the Tranche A Loans and (ii) substantially in the form of Exhibit H-2, payable to the Swingline Lender, evidencing the Swingline Loans.

        "Tranche B Administrative Agent" means Back Bay Capital Funding, LLC.

        "Tranche B Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder set forth as its Tranche B Commitment opposite its name on SCHEDULE 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

        "Tranche B Commitment Fee" has the meaning set forth in the Tranche B Fee Letter.

        "Tranche B Commitment Percentage" shall mean at any time, with respect to each Lender, the percentage obtained by dividing its Tranche B Commitment at such time by all Tranche B Commitments at such time.

        "Tranche B Fee Letter" means the letter entitled "Tranche B Fee Letter" among the Transaction Parties and the Agents of even date herewith, as such letter may from time to time be amended.

        "Tranche B Lender" shall mean each Lender having a Tranche B Commitment as set forth on SCHEDULE 1.1 hereto or in the Assignment and Acceptance by which it becomes a Lender.

        "Tranche B Loans" shall mean all loans at any time made by any Tranche B Lender pursuant to Section 2.01(b).

        "Tranche B Notes" shall mean the promissory notes of the Borrower, substantially in the form of Exhibit H-3, each payable to the order of a Tranche B Lender, evidencing the Tranche B Loans.

        "Tranche B Prepayment Condition" means that for a period of ninety (90) consecutive days prior to, on a pro forma basis for ninety (90) consecutive days after, and after giving effect to, any prepayment of the Tranche B Loans, Excess Availability was, is, and will be equal to or greater than the lesser of (i) $100,000,000.00, or (ii) if the prepayment occurs six months or more after the Closing Date, twenty-five percent (25%) of the average outstanding Loans for the preceding six months.

        "Transaction Parties" means Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger East Coast, the Borrower, and the Borrower Retail Subsidiaries.

        "Type", when used in reference to any Tranche A Loan or Tranche A Borrowing, refers to whether the rate of interest on such Tranche A Loan, or on the Tranche A Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

        "Unused Tranche A Commitment" shall mean, on any day, (a) the then aggregate amount of the Tranche A Commitments minus (b) the sum of (i) the principal amount of Tranche A Loans then outstanding (other than Swingline Loans) and (ii) the then Letter of Credit Outstandings.

        "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

        "1997 Agreement" has the meaning given in the Recitals hereto.

        SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

        SECTION 1.03 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect on the Closing Date, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to reflect the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision shall have been amended in accordance herewith.

                                   ARTICLE II

                           Amount and Terms of Credit

        SECTION 2.01 Commitment of the Lenders.

                (a) Each Tranche A Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrower on a revolving basis, in the form of Tranche A Credit Extensions and in an amount not to exceed the lesser of such Lender's Tranche A Commitment or such Tranche A Lender's Tranche A Commitment Percentage of the Borrowing Base, subject to the following limitations:

                    (i) The aggregate outstanding amount of the Tranche A Credit
                Extensions and Swingline Loans shall not at any time exceed the lower of (i) $650,000,000 or any lesser amount to which the Tranche A Commitments have then been reduced by the Borrower pursuant to Section 2.15, and (ii) the then amount of the Borrowing Base, plus the aggregate amount of cash then held in the Cash Collateral Account.

                    (ii) No Tranche A Lender shall be obligated to issue any
                Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Tranche A Lenders, as set forth in Section 2.02. The Borrower will not at any time permit the aggregate Letter of Credit Outstandings to exceed $125,000,000.

                    (iii) Subject to all of the other provisions of this
                Agreement, Tranche A Loans that are repaid may be reborrowed prior to the Termination Date. No new Tranche A Credit Extension, however, shall be made to the Borrower after the Termination Date.

                (b) Each Tranche B Lender severally and not jointly with any other Lender agrees, upon the terms and subject to the conditions herein set forth, on the Closing Date to make Tranche B Loans to the Borrower in an amount equal to such Tranche B Lender's Tranche B Commitment. Tranche B Loans that are repaid may not be reborrowed.

                (c) Each Borrowing of Tranche A Loans (other than Swingline Loans) shall be made by the Tranche A Lenders pro rata in accordance with their respective Tranche A Commitments, and the Borrowing of Tranche B Loans shall be made by the Tranche B Lenders pro rata in accordance with their respective Tranche B Commitments. The failure of any Lender to make any Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender.

        SECTION 2.02 Reserves; Changes to Reserves.

                (a) The initial Inventory and Availability Reserves as of the date of this Agreement are the following:

                    (i) Gift Certificate and Merchandise Credit Liability
                Reserve (an Availability Reserve)

                    (ii) Customer Deposit Liability Reserve (an Availability
                Reserve)

                    (iii) Landlord Lien Reserve (an Availability Reserve).

                    (iv) Shrink Reserve (an Inventory Reserve).

                (b) The Administrative Agent may hereafter establish additional Reserves, or change any of the foregoing Reserves, in the exercise of the reasonable judgment of the

        Administrative Agent, provided that such Reserves shall not be established or changed except upon not less than seven (7) days notice.


        SECTION 2.03 Making of Loans.

                (a) Except as set forth in Sections 2.17 and 2.24, Tranche A Loans by the Tranche A Lenders shall be either ABR Loans or Eurodollar Loans as the Borrower may request subject to and in accordance with this
        Section 2.03, provided that all Swingline Loans shall be only ABR Loans. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrower pursuant to Section 2.23. Subject to the other provisions of this
        Section 2.03 and the provisions of Section 2.24, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than seven (7) Borrowings of Eurodollar Loans may be outstanding at any time.

                (b) The Borrower shall give the Administrative Agent three Business Days prior telephonic notice (thereafter confirmed in writing) of each Borrowing of Eurodollar Loans and one Business Day's prior notice of each Borrowing of ABR Loans. Any such notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the third Business Day in the case of Eurodollar Loans and on the first Business Day in the case of ABR Loans, prior to which such Borrowing is to be made. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple of $1,000,000.00, but not less than $5,000,000 in the case of Eurodollar Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of Eurodollar Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans. The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 40 Broad Street, Boston, Massachusetts 02110, no later than 1:00 p.m., Boston time, in immediately available funds. Unless the Administrative Agent shall have received notice from a Tranche A Lender prior to the proposed date of any Borrowing that such Tranche A Lender will not make available to the Administrative Agent such Tranche A Lender's share of such Borrowing, the Administrative Agent may assume that such Tranche A Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Tranche A Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Tranche A Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Tranche A Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Tranche A Lender pays such amount to the Administrative Agent, then such amount shall constitute such Tranche A Lender's Loan included in such Borrowing. Upon receipt of the funds made available by the Tranche A Lenders to fund any borrowing hereunder, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower and shall use reasonable efforts to make the funds so received from the Tranche A Lenders available to the Borrower no later than 4:00 p.m., Boston time.

        SECTION 2.04 Overadvances. The Agents and the Tranche A Lenders have no obligation to make any Tranche A Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent, may in its discretion, make Permitted Overadvances without the consent of the Lenders and each Lender shall be bound thereby. Any Permitted Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance is for the benefit of the Borrower; such Permitted Overadvances constitute Tranche A Loans and Obligations. The making of any such Permitted Overadvances on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvances on any other occasion or to permit such Permitted Overadvances to remain outstanding.

        SECTION 2.05 Swingline Loans

        (a) The Swingline Lender is authorized by the Lenders, but is not obligated, to make Swingline Loans up to $25,000,000.00 in the aggregate outstanding at any time, consisting only of Tranche A Loans (consisting of ABR Loans) upon a notice of Borrowing received by the Administrative Agent and the Swingline Lender (which notice, at the Swingline Lender's discretion, may be submitted prior to 1:00 p.m., Boston time, on the Business Day on which such Swingline Loan is requested). Swingline Loans shall be subject to periodic settlement with the Tranche A Lenders under Section 2.07 below.

        (b) Swingline Loans may be made only in the following circumstances: (A) for administrative convenience, the Swingline Lender may, but is not obligated to, make Swingline Loans in reliance upon the Borrower's actual or deemed representations under Section 4.02, that the applicable conditions for borrowing are satisfied or (B) if the conditions for borrowing under Section 4.02 cannot be fulfilled, the Borrower shall give immediate notice thereof to the Administrative Agent and the Swingline Lender (a "Noncompliance Notice"), and the Administrative Agent shall promptly provide each Lender with a copy of the Borrower's Noncompliance Notice. If the conditions for borrowing under Section
4.02 cannot be fulfilled, the Required Lenders may direct the Swingline Lender to, and the Swingline Lender thereupon shall, cease making Swingline Loans until such conditions can be satisfied or are waived in accordance with Section 9.02 hereof. Unless the Required Lenders so direct the Swingline Lender, the Swingline Lender may, but is not obligated to, continue to make Swingline Loans beginning one Business Day after the Non-Compliance Notice is furnished to the Lenders. Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this subsection (b) if the aggregate outstanding amount of the Tranche A Credit Extensions and Swingline Loans would exceed the lower of (i) $650,000,000 or any lesser amount to which the Tranche A Commitments have then been reduced by the Borrower pursuant to Section 2.15, and (ii) the then amount of the Borrowing Base, plus the aggregate amount of cash then held in the Cash Collateral Account.

        SECTION 2.06 Letters of Credit.

                (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrower or any Borrower Subsidiary one or more Letters of Credit; provided that no Letter of Credit shall be issued if after giving effect to such issuance
        (i) the aggregate Letter of Credit Outstandings shall exceed $125,000,000, or (ii) the aggregate Tranche A Credit Extensions would exceed the limitation set forth in Section 2.01(a)(i); and provided, further, that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Required Tranche A Lenders that the conditions to such issuance have not been met.

                (b) Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date, provided that each Standby Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

                (c) Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 120 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five Business Days prior to the Maturity Date.

                (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in dollars on the same Business Day of any such drawing by paying to the Administrative Agent an amount equal to such drawing not later than 12:00 noon, Boston time, on the date that such drawing is paid, if the Borrower shall have received notice of such payment prior to 10:00 a.m., Boston time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Boston time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Boston time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt, provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Loan or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Loan or Swingline Loan. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make payment thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such payment.

                (e) If the Issuing Bank shall make any L/C Disbursement, then, unless the Borrower shall reimburse the Issuing Bank in full on the date such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such payment is made to but excluding the date that the Borrower reimburses the Issuing Bank therefor, at the rate per annum then applicable to ABR Loans, provided that, if the Borrower fails to reimburse such Issuing Bank when due pursuant to paragraph (c) of this Section, then Section 2.10 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Tranche A Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Bank shall be for the account of such Tranche A Lender to the extent of such payment.

                (f) Immediately upon the issuance of any Letter of Credit by the Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Tranche A Lender and each such Tranche A Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Tranche A Lender's Tranche A Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrower and the other Transaction Parties under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Tranche A Commitments pursuant to Section 9.04, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Tranche A Commitment Percentages of the assigning and assignee Tranche A Lenders. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Tranche A Lender.

                (g) In the event that the Issuing Bank makes any L/C Disbursement and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to this Section 2.06, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Tranche A Lender of such failure, and each Tranche A Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Tranche A Lender's Tranche A Commitment Percentage of such unreimbursed payment in dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Tranche A Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Tranche A Lender shall make available to the Issuing Bank such Tranche A Lender's Tranche A Commitment Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Tranche A Lender shall not have so made its Tranche A Commitment Percentage of the amount of such payment available to the Issuing Bank, such Tranche A Lender agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the Federal Funds Effective Rate. Each Tranche A Lender agrees to fund its Tranche A Commitment Percentage of such unreimbursed payment notwithstanding a failure to satisfy any applicable lending conditions or the provisions of Sections 2.01 or 2.06, or the occurrence of the Termination Date. The failure of any Tranche A Lender to make available to the Issuing Bank its Tranche A Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Tranche A Lender of its obligation hereunder to make available to the Issuing Bank its Tranche A Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Tranche A Lender. Whenever any Tranche A Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Tranche A Lender shall be entitled to share ratably, based on its Tranche A Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation.

                (h) Whenever the Borrower desires that the Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), it shall give to the Issuing Bank and the Administrative Agent at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon in writing by the Issuing Bank and the Borrower) specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof. If requested by the Issuing Bank, the Borrower shall also submit a letter of credit application on the Issuing Bank's standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit.

                (i) The obligations of the Borrower to reimburse the Issuing Bank for any L/C Disbursement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation (it being understood that any such payment by the Borrower shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof):
        (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary of any Letter of Credit or against any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or (vi) the fact that any Event of Default shall have occurred and be continuing. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                (j) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Tranche A Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in the Cash Collateral Account an amount in cash equal to 105% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article
        VII. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Borrower and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Collateral Agent to reimburse the Issuing Bank for payments on account of drawings under Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the Letter of Credit Outstandings at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

        SECTION 2.07 Settlements Amongst Tranche A Lenders

                (a) The Swingline Lender may (but shall not be obligated to), at any time, on behalf of the Borrower (which hereby authorizes the Swingline Lender to act in its behalf in that regard) request the Administrative Agent to cause the Tranche A Lenders to make a Tranche A Loan (which shall be an ABR Loan) in an amount equal to such Tranche A Lender's Tranche A Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.05 hereof, which request may be made regardless of whether the conditions set forth in
        Article IV have been satisfied. Upon such request, each Tranche A Lender shall make available to the Administrative Agent the proceeds of such Tranche A Loan for the account of the Swingline Lender. If the Swingline Lender requires a Tranche A Loan to be made by the Tranche A Lenders and the request therefor is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if the request therefor is received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each Tranche A Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Swingline Lender. If and to the extent any Tranche A Lender shall not have so made its transfer to the Administrative Agent, such Tranche A Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.


                (b) The amount of each Tranche A Lender's Tranche A Commitment Percentage of outstanding Tranche A Loans (excluding Swingline Loans) shall be computed weekly (or more frequently in the Administrative Agent's discretion) and shall be adjusted upward or downward based on all Tranche A Loans (excluding Swingline Loans) and repayments of Tranche A Loans (excluding Swingline Loans) received by the Administrative Agent as of 3:00 p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent (such date, the "Settlement Date").

                (c) The Administrative Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Tranche A Loans (excluding Swingline Loans) for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent shall transfer to each Lender its applicable Tranche A Commitment Percentage of repayments, and (y) each Lender shall transfer to the Administrative Agent (as provided below), or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Tranche A Loans made by each Tranche A Lender with respect to Tranche A Loans (excluding Swingline Loans) shall be equal to such Tranche A Lender's applicable Tranche A Commitment Percentage of Tranche A Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Tranche A Lenders and is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each Tranche A Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Tranche A Lender shall not have so made its transfer to the Administrative Agent, such Tranche A Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.

        SECTION 2.08 Notes; Repayment of Loans.

                (a) The Tranche A Loans outstanding to each Tranche A Lender (and to the Swingline Lender, with respect to Swingline Loans) shall be evidenced by a Tranche A Note duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibit H-1 or H-2, as applicable, payable to the order of such Tranche A Lender (or the Swingline Lender, as applicable) in an aggregate principal amount equal to such Tranche A Lender's Tranche A Commitment (or, in the case of the Tranche A Note evidencing the Swingline Loans, $25,000,000.00). The Tranche B Loans outstanding to each Tranche B Lender shall be evidenced by a Tranche B Note duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibit H-3, payable to the order of such Tranche B Lender in an aggregate principal amount equal to such Tranche B Lender's Tranche B Commitment.

                (b) The outstanding principal balance of all Swingline Loans shall be repaid on the earlier of the Termination Date or, on the date otherwise requested by the Swingline Lender in accordance with the provisions of Section 2.07(a). The outstanding principal balance of all other Obligations shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

        SECTION 2.09 Interest on Loans.

                (a) Tranche A Loans (i) Subject to Section 2.10, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Alternate Base Rate, plus the Applicable Margin for ABR Loans.

                      (ii) Subject to Section 2.10, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for Eurodollar Loans.

                      (iii) Accrued interest on all ABR Loans and Eurodollar Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).

                (b) Tranche B Loans: (i) Subject to Section 2.10, each Tranche B Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to 18% (the "Accrual Rate").

                (ii) Accrued interest on all Tranche B Loans, at 15.0% per annum ("Current Pay Interest") shall be payable monthly in arrears, on the first day of each month, commencing April 1, 1999, at maturity (whether by acceleration or otherwise), and after such maturity on demand.

                (iii) The difference between accrued interest on all Tranche B Loans at the Accrual Rate and at the Current Pay Rate (i.e. 3.0% per annum) ("PIK Interest"), shall be capitalized quarterly in arrears and shall be added to the principal balance of Tranche B, commencing June 30, 1999. PIK Interest shall thereafter bear interest at the rate of 18% per annum and PIK Interest shall be payable on the Termination Date.

        SECTION 2.10 Default Interest.

        Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, interest shall accrue on all outstanding Tranche A Loans (including Swingline Loans) and Tranche B Loans (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate (including the Applicable Margin for Tranche A Loans) in effect from time to time plus 2.00% per annum, and such interest shall be payable on demand.

        SECTION 2.11 Certain Fees.

        The Borrower shall pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter and in the Structuring Fee Letter as and when payment of such fees is due as therein set forth. The Borrower shall pay to the Administrative Agent, for the account of the Tranche B Lenders, the Tranche B Commitment Fee set forth in the Tranche B Fee Letter, as and when payment of such fees is due as therein set forth.

        SECTION 2.12 Unused Commitment Fee.

        The Borrower shall pay to the Administrative Agent for the account of the Tranche A Lenders, based upon their pro rata share of the Tranche A Credit Extensions, a commitment fee (the "Commitment Fee") equal to 0.375% per annum (on the basis of actual days elapsed in a year of 360 days) of the average daily balance of the Unused Tranche A Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date. The Commitment Fee so accrued in any calendar month shall be payable on the first Business Day of the immediately succeeding calendar month, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.

        SECTION 2.13 Letter of Credit Fees.

                (a) The Borrower shall pay the Administrative Agent, for the account of the Tranche A Lenders, quarterly in arrears, on the date of issuance of a Letter of Credit and quarterly thereafter, a fee (each, a "Letter of Credit Fee") equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the subject month:

                    (i) Standby Letters of Credit: The Applicable Margin for
                Standby Letters of Credit.

                    (ii) Commercial Letters of Credit: 1.50%

                (b) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank, and in addition to all Letter of Credit Fees otherwise provided for hereunder, a fronting fee (the "Fronting Fee") equal to 0.125% per annum of the average daily balance of the maximum amount that at any time is available for drawing or payment under each Letter of Credit, payable quarterly in arrears, as well as such fees and charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank from time to time in connection with letter of credit transactions.

        SECTION 2.14 Nature of Fees.

        All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders, as provided herein. Once paid, all fees shall be fully-earned and shall not be refundable under any circumstances.

        SECTION 2.15 Optional Termination or Reduction of Commitments.

                (a) Upon at least two Business Days' prior written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Tranche A Commitments. Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Tranche A Commitments of each Tranche A Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrower shall pay to the Administrative Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Tranche A Commitments so terminated or reduced through the date thereof, (ii) any amount by which the Tranche A Credit Extensions outstanding on such date exceed the amount to which the Tranche A Commitments are to be reduced effective on such date and (iii) all earned and unpaid Fees with respect to such Credit Extensions, in each case pro rata based on the amount prepaid.

                (b) The Borrower may not cancel or reduce the Tranche B Commitments at any time during the first nine months after the Closing Date by more than $30,000,000.00 provided that any such cancellation or reduction may be made solely by virtue of the application of Net Proceeds in accordance with the provisions of Section 2.18 hereof. After the first nine (9) months after the Closing Date, upon at least two Business Days' prior written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Tranche B Commitments but only (x) from the application of Net Proceeds in accordance with the provisions of Section 2.18 hereof, or (y) if the Tranche B Prepayment Condition has been satisfied. Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Tranche B Commitments of each Tranche B Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrower shall pay to the Administrative Agent for application as provided herein (i) any amount by which the Tranche B Loans outstanding on such date exceed the amount to which the Tranche B Commitments are to be reduced effective on such date and (ii) all earned and unpaid Fees under the Tranche B Fee Letter, pro rata based on the amount prepaid.

        SECTION 2.16 Alternate Rate of Interest.

        If prior to the commencement of any Interest Period for a Eurodollar
Borrowing:

                (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                (b) the Administrative Agent is advised by the Required Tranche A Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Tranche A Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Tranche A Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Tranche A Lenders that the circumstances giving rise to such notice no longer exist, (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

        SECTION 2.17 Conversion and Continuation of Tranche A Loans.

        The Borrower shall have the right at any time, on three Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the third Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Tranche A Loans (but in no event Swingline Loans) of one Type (or a portion thereof) to a Borrowing of Tranche A Loans of the other Type or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:

                (a) no Borrowing of Tranche A Loans may be converted into, or continued as, Eurodollar Loans at any time when an Event of Default has occurred and is continuing (nothing contained herein being deemed to obligate the Borrower to incur Breakage Costs upon the occurrence of an Event of Default unless the Obligations are accelerated);

                (b) if less than a full Borrowing of Tranche A Loans is converted, such conversion shall be made pro rata among the Tranche A Lenders, as applicable, in accordance with the respective principal amounts of the Tranche A Loans comprising such Borrowing held by such Tranche A Lenders immediately prior to such refinancing;

                (c) the aggregate principal amount of Tranche A Loans being converted into or continued as Eurodollar Loans shall be in an integral of $1,000,000.00 and at least $5,000,000;

                (d) each Tranche A Lender shall effect each conversion by applying the proceeds of its new Eurodollar Loan or ABR Loan, as the case may be, to its Tranche A Loan being so converted;

                (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a conversion or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

                (f) a Borrowing of Eurodollar Loans may be converted only on the last day of an Interest Period applicable thereto;

                (g) each request for a conversion with a Borrowing of Eurodollar Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

                (h) no more than seven (7) Borrowings of Eurodollar Loans may be outstanding at any time.

If the Borrower does not give notice to convert any Borrowing of Eurodollar Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be converted to a Borrowing of ABR Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give each Tranche A Lender notice of any conversion, in whole or part, of any Tranche A Loan made by such Tranche A Lender.

        SECTION 2.18 Mandatory Prepayment; Commitment Termination; Cash Collateral.

        The outstanding Obligations shall be subject to mandatory prepayment as follows:

                (a) If at any time the amount of the Tranche A Credit Extensions exceeds the lower of (i) the then amount of the Tranche A Commitments and (ii) the then amount of the Borrowing Base, plus the cash held in the Cash Collateral Account, the Borrower will immediately upon notice from the Administrative Agent (A) prepay the Tranche A Loans in an amount necessary to eliminate such excess and (B) if, after giving effect to the prepayment in full of all outstanding Tranche A Loans such excess has not been eliminated, deposit cash into the Cash Collateral Account in an amount equal to 105% of the remaining amount of such excess.

                (b) The Tranche A Loans shall be repaid daily in accordance with the provisions of Section 2.21(h) hereof.

                (c) If at any time the Appraisal Covenant is breached, the Borrower will within one Business Day (A) prepay the Tranche A Loans in an amount necessary to remediate such breach, (B) if, after giving effect to the prepayment in full of all outstanding Tranche A Loans such breach has not been remediated, prepay the Tranche B Loans in an amount necessary to remediate such breach.

                (d) In the event and on each occasion that any Net Proceeds are received by or on behalf of a Transaction Party or any Subsidiary in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received, prepay the Loans in an aggregate principal amount equal to such Net Proceeds in the following priority:

                    (i) Except as provided in clauses (A) - (C) and subparagraph
                (iii), below, the Net Proceeds realized from any Prepayment Event shall be paid FIRST, in reduction of the Swingline Loans, SECOND, in reduction of the Tranche A Loans, THIRD, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings, FOURTH, to the Tranche B Loans, and FIFTH, to all other Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default,

                         (A) The Net Proceeds from any bulk sale of Inventory
                    not in the ordinary course shall be applied first, to the Tranche A Loans (including Swingline Loans) up to the then applicable Inventory Advance Rate and second to the Tranche B Loans in an amount up to 12% of the Net Proceeds. Any Net Proceeds in excess of the foregoing amounts shall be applied in reduction of the Tranche A Loans (including Swingline Loans), or if no such Tranche A Loans are then outstanding, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings.

                         (B) The Net Proceeds from any sale of Eligible Real
                    Estate shall be applied first, to the Tranche A Loans (including Swingline Loans) up to the then applicable advance rate against such Eligible Real Estate, and second to the Tranche B Loans up to 75% of remaining Net Proceeds. Any Net Proceeds in excess of the foregoing amounts shall be applied in reduction of the Tranche A Loans (including Swingline Loans), or if no such Tranche A Loans are then outstanding, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings.

                         (C) The Net Proceeds from the sale of any Real Estate
                    (whether owned or leased) other than Eligible Real Estate shall be applied seventy percent (70%) to the Tranche A Loans (including Swingline Loans) (or if no such Tranche A Loans are then outstanding, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings) and thirty percent (30%) to the Tranche B Loans.

                    (ii) All Net Proceeds from the store closing sales being
                conducted at the Initial Store Closing Locations (including related fixed asset sales but excluding Net Proceeds from the disposition of the Real Estate at such Initial Store Closing Locations (whether owned or leased) as to which Section 2.18(d)(i)(C) shall apply) shall be applied in reduction of the Tranche A Loans (including Swingline Loans), or if no such Tranche A Loans are then outstanding, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings.

                    (iii) Notwithstanding the provisions of Sections 2.18(d)(i)
                and (ii), to the extent that the Tranche B Loans have been reduced to $20,000,000, no Net Proceeds shall be applied to the Tranche B Loans, except (A) after the occurrence of an Event of Default, but only after termination of the Tranche A Commitments and repayment of all Tranche A Loans in full and cash collateralization or expiration of all Letter of Credit Outstandings, or (B) if the payment occurs nine months or more after the Closing Date (irrespective of whether the date of consummation of the transaction giving rise to such Net Proceeds was prior or subsequent to the end of such nine month period.

                (e) The Net Proceeds realized from all fixed assets (as determined in accordance with GAAP) other than Real Estate or as provided in subsection (d), above, shall be paid FIRST, to the Tranche B Loans, SECOND, in reduction of the Swingline Loans, THIRD, in reduction of the Tranche A Loans, FOURTH, to the Cash Collateral Account as collateral for the Letter of Credit Outstandings, FIFTH, to all other Obligations other than the Chase Obligations (the Chase Obligations not being entitled to any Net Proceeds except as provided in Section 7.04 hereof), provided that to the extent that the Tranche B Loans have been reduced to $20,000,000, no Net Proceeds shall be applied to the Tranche B Loans except (i) after the occurrence of an Event of Default or (ii) if the payment occurs nine months or more after the Closing Date (irrespective of whether the date of consummation of the transaction giving rise to such Net Proceeds was prior or subsequent to the end of such nine month period).

                (f) Subject to the foregoing, outstanding ABR Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $1,000,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.18 other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Tranche A Lenders for all "Breakage Costs" (as defined below) associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Borrower, the Administrative Agent shall hold all amounts required to be applied to Eurodollar Loans in the Cash Collateral Account and will apply such funds to the applicable Eurodollar Loans at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agents' rights upon the subsequent occurrence of an Event of Default). No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000. Any prepayment of the Tranche B Loans shall permanently reduce the Tranche B Commitments and any prepayment of the Tranche A Loans shall not permanently reduce the Tranche A Commitments unless, and to the extent that, the failure to permanently reduce the Tranche A Commitments would result in the occurrence of an Event of Default hereunder.

                (g) Upon the Termination Date, the credit facility provided hereunder shall be terminated in full and the Borrower shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations.

        SECTION 2.19 Optional Prepayment of Loans; Reimbursement of Lenders.

                (a) The Borrower shall have the right at any time and from time to time to prepay outstanding Tranche A Loans in whole or in part, (x) with respect to Eurodollar Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 11:00 a.m., Boston time, and (y) with respect to ABR Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 1:00 p.m., Boston time, subject to the following limitations:

                    (i) Subject to Section 2.18, all prepayments shall be paid to the Administrative Agent for application, first, to the prepayment of outstanding Swingline Loans, second, to the prepayment of outstanding Tranche A Loans ratably in accordance with each Tranche A Lender's Tranche A Commitment Percentage, and third, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of all Letter of Credit Outstandings.

                    (ii) Subject to the foregoing, outstanding ABR Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $1,000,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.19 other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Tranche A Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000.

                    (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Tranche A Loans to be prepaid and, in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which such Tranche A Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such Tranche A Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Tranche A Lender of the principal amount and Type of the Tranche A Loans held by such Tranche A Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

                (b) The Borrower shall reimburse each Tranche A Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to ABR Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any Eurodollar Loan required or permitted under this Agreement, if such Tranche A Loan is prepaid other than on the last day of the Interest Period for such Tranche A Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.03 in respect of Eurodollar Loans, such Tranche A Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such Tranche A Lender of its obligations hereunder. Such loss shall be the amount as reasonably determined by such Tranche A Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Tranche A Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such Tranche A Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing with ABR Loans other than on the last day of the Interest Period for such Tranche A Loan, of the then current Interest Period for such Tranche A Loan or (y) in the case of such failure to borrow, of the Interest Period for such Tranche A Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such Tranche A Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, "Breakage Costs"). Any Tranche A Lender demanding reimbursement for such loss shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Tranche A Lender.

                (c) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.19(a), the Borrower on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender.

                (d) Whenever any partial prepayment of Loans are to be applied to Eurodollar Loans, such Eurodollar Loans shall be prepaid in the chronological order of their Interest Payment Dates.

                (e) The Borrower may not prepay the Tranche B Loans at any time during the first nine (9) months after the Closing Date, except (i) from the application of Net Proceeds in accordance with the provisions of
        Section 2.18 hereof or (ii) after the occurrence of an Event of Default, but only after termination of the Tranche A Commitments and repayment of all Tranche A Loans in full and cash collateralization or expiration of all Letter of Credit Outstandings. After the first nine (9) months after the Closing Date and after the termination of the Tranche A Commitments, the Borrower shall have the right at any time and from time to time to prepay outstanding Tranche B Loans in whole or in part, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 11:00 a.m., Boston time but only (x) from the application of net proceeds in accordance with the provisions of Section 2.18 hereof, or (y) if the Tranche B Prepayment Condition has been satisfied. Each notice of prepayment shall specify the prepayment date and the principal amount of the Tranche B Loans to be prepaid. Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such Tranche B Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Tranche B Lender of the principal amount and Type of the Tranche B Loans held by such Tranche B Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

        SECTION 2.20 Maintenance of Loan Account; Statements of Account.

                (a) The Administrative Agent shall maintain an account on its books in the name of the Borrower (the "Loan Account") which will reflect (i) all Swingline Loans and all loans and advances made by the Lenders to the Borrower or for the Borrower's account, including the Loans, (ii) all L/C Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other Obligations that have become payable.

                (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrower or from others for the Borrower's account, including all amounts received in the BBRF Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Sections 2.22(a) and (b). After the end of each month, the Administrative Agent shall send to the Borrower a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrower during that month. The monthly statements shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrower.

        SECTION 2.21 Cash Receipts.

                (a) Annexed hereto as Schedule 2.21(a) is a list of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository. The Borrower shall use its best efforts to close all DDAs listed as "inactive" on Schedule 2.21(a) within thirty days after the Closing Date, and shall in any event close all such accounts within sixty days after the Closing Date.

                (b) Annexed hereto as Schedule 2.21(b) is a list describing all arrangements to which any Loan Party is a party with respect to the payment to any Loan Party of the proceeds of all credit card charges for sales by any Loan Party.

                (c) On or prior to the Closing Date, the Borrower shall have (i) delivered to the Administrative Agent notifications executed on behalf of the Loan Parties to each depository institution with which any DDA is maintained in form satisfactory to the Administrative Agent, of the Administrative Agent's interest in such DDA (each, a "DDA Notification"), and (ii) delivered to the Administrative Agent notifications executed on behalf of the Loan Parties to each of the Loan Party's credit card clearinghouses and processors of notice in form satisfactory to the Administrative Agent, (each, a "Credit Card Notification"), and (iii) entered into agency agreements with the banks maintaining the deposit accounts identified on Schedule 2.21(c) (collectively, the "Blocked Accounts"), which agreements (the "Blocked Account Agreements") shall be in form and substance satisfactory to the Administrative Agent. The DDA Notifications, Credit Card Notifications and Blocked Account Agreements shall require the sweep on each Business Day of all available cash receipts from the sale of Inventory and other assets, all collections of Accounts, and all other cash payments received by the Borrower or any other Loan Party from any Person or from any source or on account of any sale or other transaction or event, except only the proceeds of the Loans (all such non-excluded cash receipts and collections, "Cash Receipts"), to a concentration account maintained by the Collateral Agent at BBNA (the "BBRF Concentration Account"). In that regard, the Borrower shall cause the ACH or wire transfer to a Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of (A) the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $2,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained; and (B) the proceeds of all credit card charges not otherwise provided for pursuant hereto. Further, whether or not any Obligations are then outstanding, the Borrower shall cause the ACH or wire transfer to the BBRF Concentration Account, no less frequently than daily, of the then entire ledger balance of each Blocked Account, net of such minimum balance, not to exceed $2,000.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained. In the event that, notwithstanding the provisions of this Section 2.21, the Borrower receives or otherwise has dominion and control of any such proceeds or collections, such proceeds, and collections shall be held in trust by the Borrower for the Administrative Agent and shall not be commingled with any of the Borrower's other funds or deposited in any account of the Borrower or any other Loan Party other than as instructed by the Administrative Agent.

                (d) The Borrower shall accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts to ensure the proper transfer of funds as set forth above. If at any time other than the times set forth above any cash or cash equivalents owned by the Borrower or any other Loan Party are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement, the Administrative Agent shall require the Borrower to close such account and have all funds therein transferred to an account maintained by the Administrative Agent at BBNA and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement.

                (e) The Borrower may request that the Administrative Agent close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts (or, in either case, permit the Borrower to do so), subject to the execution and delivery to the Administrative Agent of appropriate DDA Notifications or Blocked Account Agreements (unless expressly waived by the Administrative Agent) consistent with the provisions of this Section
        2.21 and otherwise satisfactory to the Administrative Agent. Unless consented to in writing by the Administrative Agent, the Borrower and the other Loan Parties may not maintain any bank accounts or enter into any agreements with credit card processors other than the ones expressly contemplated herein.

                (f) The Borrower may also maintain one or more disbursement accounts (the "Disbursement Accounts") to be used by the Borrower for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder; provided that the Borrower delivers a DDA Notification for each such Disbursement Account, and further provided that the amount on deposit in any such Disbursement Account shall at no time exceed the sums set forth on Schedule 2.21(f). The only Disbursement Accounts as of the Closing Date are those described in Schedule 2.21(f).

                (g) The BBRF Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Loan Party acknowledges and agrees that (i) such Loan Party has no right of withdrawal from the BBRF Concentration Account, (ii) the funds on deposit in the BBRF Concentration Account shall continue to be collateral security for all of the Obligations and (iii) upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's election, the funds on deposit in the BBRF Concentration Account shall be applied as provided in Section 2.22(a).

                (h) So long as (y) no Event of Default has occurred, and (z) no Cash Restriction Event (as defined below) has occurred, daily, the Collateral Agent shall promptly either remit any funds on deposit in the BBRF Concentration Account to a Disbursement Account or apply funds in the BBRF Concentration Account in reduction of the Obligations (in the manner set forth in Section 2.22 hereof) as the Borrower may direct. Effective upon notice to the Borrower from the Collateral Agent (i) after the occurrence of an Event of Default or (ii) in the event that Excess Availability is not at least $30,000,000 ("Cash Restriction Event") (which notice may be given by telephone if promptly confirmed in writing), the BBRF Concentration Account will, without any further action on the part of any Loan Party or the Collateral Agent convert into a closed account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. In such event, all amounts in the BBRF Concentration Account from time to time may be applied to the Obligations in such order and manner as provided in Section 2.22 hereof, and the Administrative Agent may, in its discretion, but shall not be obligated to, transfer any amounts in the BBRF Concentration Account to the Disbursement Accounts.

                (i) Notwithstanding anything to the contrary contained in this
        Section 2.21, the Loan Parties may maintain their existing concentration account at The Chase Manhattan Bank (the "Chase Concentration Account") through April 7, 1999 (at which time such account shall have been closed and the Loan Parties must solely utilize the BBRF Concentration Account), subject to the Administrative Agent's receipt of a satisfactory Blocked Account Agreement from said bank. During the time that the Loan Parties are utilizing the Chase Concentration Account, the daily ACH or wire transfer of the then entire ledger balance of each Blocked Account shall be made to the Chase Concentration Account and such amounts (subject to the retention of such reserves as the Administrative Agent and The Chase Manhattan Bank may agree) shall thereupon be transferred by ACH or wire transfer to the BBRF Concentration Account and applied as set forth herein.



        SECTION 2.22 Application of Payments.

                (a) Subject to the provisions of Sections 2.18 and 2.21, all amounts received in the BBRF Concentration Account from any source, including the Blocked Account Banks, which are not available to be withdrawn by the Borrower to the Disbursement Accounts as set forth in
        Section 2.21, above or which the Borrower directs to be applied against the Obligations, shall be applied in the following order: first, to pay interest due and payable on Credit Extensions and to pay fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, BRS, the Issuing Bank, the Collateral Agent, and the Lenders; second to repay outstanding Swingline Loans; third, to repay outstanding Tranche A Loans that are ABR Loans and all outstanding reimbursement obligations under Letters of Credit; fourth, to repay outstanding Tranche A Loans that are Eurodollar Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.19(b) or, at the Borrower's option (if no Event of Default has occurred and is then continuing), to fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding Eurodollar Loans on the last day of the then-pending Interest Period therefor; fifth if any Event of Default has occurred and is continuing, to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of the aggregate maximum amount that then is or at any time may become available for drawing or payment under all Letter of Credit Outstandings; provided, however, that if such Event of Default shall be waived pursuant to the terms hereof, such cash collateral shall be released and applied pursuant to clauses sixth and seventh below or pursuant to Section 2.21(h), as the case may be; sixth, if all outstanding Tranche A Credit Extensions have been repaid or secured by cash collateral deposits as set forth above, to repay outstanding Tranche B Loans; and seventh, to pay all other Obligations that are then outstanding and payable (other than the Chase Obligations) (the Chase Obligations not being entitled to any Net Proceeds except as provided in Section 7.04 hereof). Any other amounts received by the Administrative Agent, the Issuing Bank, the Collateral Agent or any Lender as contemplated by Section 2.21 shall also be applied in the order set forth above in this Section 2.22.

                (b) Any amounts received in the BBRF Concentration Account at any time when all of the Obligations have been and remain fully repaid shall be remitted to the Borrower, if and as the Borrower may request.

                (c) All credits against the Obligations shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits (and, after the occurrence of an Event of Default or a Cash Restriction Event, shall be subject to one (1) Business Day's clearance and collection). If any item deposited to the BBRF Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders against all claims and losses resulting from such dishonor or return.

        SECTION 2.23 Increased Costs.

                (a) If any Change in Law shall:

                      (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                      (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Tranche A Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Tranche A Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Tranche A Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Tranche A Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Tranche A Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Tranche A Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

               (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

               (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

               (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

        SECTION 2.24 Change in Legality.

               (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y) at any time any Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Borrower, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or
(ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

               (b) For purposes of this Section 2.24, a notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrower.

        SECTION 2.25 Payments; Sharing of Setoff.

               (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Sections 2.19(b), 2.23 or 2.26, or otherwise) prior to 12:00 noon, Boston time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 40 Broad Street, Boston, Massachusetts, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.19(b), 2.23, 2.26 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, except with respect to Eurodollar Borrowings, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

               (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed drawings under Letters of Credit, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed drawings under Letters of Credit then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed drawings under Letters of Credit then due to such parties.

               (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in drawings under Letters of Credit or Swingline Loans resulting in such Lender's receiving payment of a greater proportion of the aggregate amount of its Loans and participations in drawings under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in drawings under Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in drawings under Letters of Credit and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in drawings under Letters of Credit to any assignee or participant, other than to the Borrower or any Borrower Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

               (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

               (e) If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

        SECTION 2.26 Taxes.

               (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

               (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or

Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

               (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

               (e) Any Foreign Lender shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Foreign Lender's claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W- 8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.26(e), a Foreign Lender shall not be required to deliver any form pursuant to this 2.26(e) that such Foreign Lender is not legally able to deliver.

               (f) The Borrower shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall, at Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

        SECTION 2.27 Security Interest in Collateral.

        To secure their Obligations under this Agreement and the other Loan Documents, the Borrower and each other Loan Party shall grant to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a first-priority security interest in all of the Collateral pursuant hereto and to the Security Documents, subject only to Permitted Encumbrances.


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
        SECTION 2.28 Mitigation Obligations; Replacement of Lenders.

               (a) If any Lender requests compensation under Section 2.23, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.26, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.23 or 2.26, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrower shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

               (b) If any Lender requests compensation under Section 2.23, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.26, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.23 or payments required to be made pursuant to Section 2.26, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III

                         Representations and Warranties

        Each Transaction Party represents and warrants to the Lenders that:

        SECTION 3.01 Organization; Powers. Each member of the Holdings Group is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

        SECTION 3.02 Authorization; Enforceability. The transactions contemplated hereby and by the other Loan Documents to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        SECTION 3.03 Governmental Approvals; No Conflicts. The transactions to be entered into contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) except as set forth in Schedule 3.03(c), will not violate or result in a default under any indenture, agreement or other instrument binding upon any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

        SECTION 3.04 Financial Condition; No Material Adverse Change. (a) Hechinger has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for each of the fiscal years in the three year period ended October 3, 1998, reported on by KPMG, LLP or Ernst & Young LLP, independent public accountants, and (ii) as of and for the first fiscal quarter ending January 2, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Hechinger and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

               (b) Holdings has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended October 3, 1998, reported on by KPMG, LLP, independent public accountants, and (ii) as of and for the first fiscal quarter ending January 2, 1999 and as of the month ending January 30, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

               (c) In addition, Holdings and Hechinger have each heretofore furnished the Lenders with a Fiscal Year 1999 Forecast Update as of February 6, 1999.

               (d) Except as disclosed in Schedule 3.04(d), since January 30, 1999, there has been no material adverse change in the business, assets, operations, material agreements, prospects or condition, financial or otherwise, of the Holdings Group, taken as a whole, or of the Borrower and the Borrower's Subsidiaries, taken as a whole.

               (e) Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the transactions contemplated by the Loan Documents, no member of the Holdings Group has, as of the Closing Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

        SECTION 3.05 Properties. (a) Except as disclosed in Schedule 3.05, each member of the Holdings Group has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

               (b) Each member of the Holdings Group owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Holdings Group does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

               (c) Schedule 3.05 sets forth the address (including county) of each real property that is owned or leased by the Holdings Group as of the Closing Date.

        SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Transaction Party, threatened against or affecting any member of the Holdings Group (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents.

               (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no member of the Holdings Group (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

               (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

        SECTION 3.07 Compliance with Laws and Agreements. Each member of the Holdings Group is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

        SECTION 3.08 Investment and Holding Company Status. No member of the Holdings Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 3.09 Taxes. Each member of the Holdings Group has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings, for which such member, as applicable, has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $500,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

        SECTION 3.11 Disclosure. The Transaction Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any member of the Holdings Group is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of any of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the members of the Holdings Group represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

        SECTION 3.12 Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of Holdings in, each Subsidiary of Holdings and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Closing Date. Holdings does not have any subsidiaries other than the Borrower and the other Subsidiaries.

        SECTION 3.13 Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings and the Subsidiaries as of the Closing Date. As of the Closing Date, all premiums in respect of such insurance that are due and payable have been paid.

        SECTION 3.14 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against any member of the Holdings Group pending or, to the knowledge of the Transaction Parties, threatened. The hours worked by and payments made to employees of the Holdings Group have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters. All payments due from any member of the Holdings Group, or for which any claim may be made against any member of the Holdings Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any member of the Holdings Group is bound.

        SECTION 3.15 Solvency. Immediately following the making of each Loan made on the Closing Date, and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Transaction Party on a consolidated basis with its subsidiaries, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Transaction Party on a consolidated basis with its subsidiaries will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Transaction Party on a consolidated basis with its subsidiaries will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Transaction Party on a consolidated basis with its subsidiaries will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

        SECTION 3.16 Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other person.

               (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

               (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

               (d) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, legal, valid and enforceable mortgage and security interests in the Collateral (as defined in the Mortgages) and, when the Mortgages are recorded in the offices specified in the Perfection Certificate, the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in such Collateral, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02(f).

        SECTION 3.17 Federal Reserve Regulations. (a) No member of the Holdings Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

               (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

               (c) Less than 25% of the assets of Holdings Group on a consolidated basis consist of Margin Stock.

        SECTION 3.18 Year 2000 Compliance. To the best knowledge of any Loan Party, any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of each member of the Holdings Group and (b) equipment containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by September 30, 1999. Without limiting the generality of the foregoing, a year 2000 compliant merchandise system replacing the existing SMO inventory reporting system, satisfactory to the Administrative Agent shall be substantially completed on or before July 31, 1999 and fully completed on or before September 30, 1999, all in accordance with Schedule 3.18, annexed hereto. To the best knowledge of any Transaction Party, the cost to the Holdings Group of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to any member of the Holdings Group (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.

                                   ARTICLE IV

                                   Conditions

        SECTION 4.01 Closing Date. The obligation of the Tranche A Lenders to make each Tranche A Loan, the Tranche B Lenders to make the Tranche B Loans and of the Issuing Bank to issue each Letter of Credit, including the initial Loan and the initial Letter of Credit, is subject to the following conditions precedent:

                (a) The Agents (or their counsel) shall have received from each party hereto other than the Tranche A Lenders and Tranche B Lenders either (i) a counterpart of this Agreement and all other Loan Documents signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents.

                (b) The Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated the Closing Date) of each of (i) Irell & Manella LLP, counsel for the Transaction Parties substantially in the form of Exhibit I-1, and (ii) Bingham, Dana & Gould, LLP, Massachusetts counsel for the Transaction Parties, substantially in the form of Exhibit I-2, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby as the Required Lenders shall reasonably request. The Transaction Parties hereby request such counsel to deliver such opinions.

                (c) The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby, all in form and substance satisfactory to the Agents and their counsel.

                (d) The Agents shall have received counterparts of the Pledge Agreement signed on behalf of the Borrower and each other Loan Party, together with stock certificates representing all the outstanding shares of capital stock of each member of the Holdings Group owned by or on behalf of any Loan Party as of the Closing Date after giving effect to the transactions contemplated by the Loan Documents (except that stock certificates representing shares of common stock of a Foreign Subsidiary may be limited to 65% of the outstanding shares of common stock of such Foreign Subsidiary), promissory notes evidencing the Debt Securities which are the subject of the Pledge Agreement as of the Closing Date and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes.

                (e) The Agents shall have received counterparts of the Security Agreement (including any amendments thereto reasonably requested by the Agents) signed on behalf of each Loan Party, together with the following:

                    (i) all documents and instruments, including Uniform
                Commercial Code financing statements, required by law or reasonably requested by the Agents to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agents; and

                    (ii) a completed Perfection Certificate dated the Closing
                Date and signed by an executive officer or Financial Officer of Holdings, together with all attachments contemplated thereby.

                (f) The Agents shall have received counterparts of the Mortgages signed on behalf of the applicable Loan Party and all Mortgages shall have been recorded on all Eligible Real Estate and Title Insurance Policies shall have been issued in form and substance satisfactory to the Collateral Agent.

                (g) The Agents shall have received (i) counterparts of the Guarantee Agreements signed on behalf of each party thereto other than the Agents and (ii) counterparts of the Indemnity, Subrogation and Contribution Agreement signed on behalf of the Borrower and each Subsidiary Loan Party.

                (h) After giving effect to the first funding under the Loans; any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby; and Letters of Credit to be issued at, or immediately subsequent to, such establishment, Excess Availability shall be not less than $50,000,000.00. The Agents shall have received a Borrowing Base Certificate dated the Closing Date, relating to the calendar week ended on March 13, 1999, and executed by a Financial Officer of the Borrower.

                (i) The Agents shall have received a certificate, in form and substance reasonably satisfactory to the Lenders, from the chief financial officer of Holdings with respect to the solvency of (i) the Loan Parties on a consolidated basis as of the Closing Date, (ii) the Borrower and the Borrower Subsidiaries on a consolidated basis as of the Closing Date and (iii) Holdings and the Subsidiaries on a consolidated basis as of the Closing Date.

                (j) The consummation of the transactions contemplated hereby shall not (a) violate any applicable law, statute, rule or regulation or
        (b) conflict with, or result in a default or event of default under, any material agreement of any member of the Holdings Group (including the Existing Hechinger Public Indebtedness), and the Lenders shall have received one or more legal opinions to such effect, satisfactory to the Agents, from counsel to the Loan Parties satisfactory to the Agents.

                (k) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be satisfactory to the Agents.

                (l) There shall have been completed the legal due diligence investigation by the Agents' counsel, including satisfactory reviews of the Existing Hechinger Public Debt, with results satisfactory to the Administrative Agent and its counsel.

                (m) The Agents shall have received such background information regarding the Loan Parties and their officers and such customer and credit checkings as the Agents shall deem appropriate and the Agents shall be satisfied with the results thereof.

                (n) The Agents shall be satisfied that any financial statements delivered to them fairly present the business and financial condition of the Holdings Group, and that there has been no material adverse change in the assets, business, financial condition, income or prospects of the Holdings Group since the date of the most recent financial information delivered to the Agents.

                (o) There shall not be pending any litigation or other proceeding the result of which might have a Material Adverse Effect on the Holdings Group.

                (p) There shall not have occurred any material adverse change in the condition (financial or otherwise), operations, assets, income and/or prospects of the Holdings Group.

                (q) There shall have been delivered to the Administrative Agent such additional instruments and documents as the Agents or counsel to the Agents reasonably may require or request.

The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 12:00 noon, Boston time, on March 25, 1999, (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

        SECTION 4.02 Conditions Precedent to Each Loan and Each Letter of
Credit.


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
        In addition to those conditions described in Section 4.01, the obligation of the Tranche A Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit, is subject to the following conditions precedent:

                (a) Notice. The Administrative Agent shall have received a notice with respect to such borrowing or issuance, as the case may be, as required by Article II.

                (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

                (c) No Default. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, the Borrower and the other Transaction Parties shall be in compliance with all of the terms and provisions set forth herein and in the other Loan Documents to be observed or performed and no Default or Event of Default shall have occurred and be continuing.

                (d) Borrowing Base Certificate. The Administrative Agent shall have received the timely delivery of the most recently required Borrowing Base Certificate (ending on the Saturday of the immediately preceding week), with each such Borrowing Base Certificate including schedules as required by the Administrative Agent.

The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section 4.02 have been satisfied at that time and that after giving effect to such extension of credit the Borrower shall continue to be in compliance with the Borrowing Base.

                                    ARTICLE V

                              Affirmative Covenants

        Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each Loan Party covenants and agrees with the Lenders that:

        SECTION 5.01 Financial Statements and Other Information. The Transaction Parties will furnish to the Agents:

                (a) commencing with the fiscal year of Holdings ending October 2, 1999, within 90 days after the end of each fiscal year of Holdings, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited (in the case of such consolidated statements) and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial

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
        condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                (b) commencing with the fiscal year of Holdings ending October 3, 1998, within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, purchase accounting adjustments and the absence of footnotes;

                (c) commencing with the fiscal quarter of Holdings ending January 2, 1999, within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Holdings other than the first fiscal quarter, and within 45 days after the end of each of the first two fiscal months of the first fiscal quarter, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, purchase accounting adjustments and the absence of footnotes;

                (d) concurrently with any delivery of financial statements under clause (a), (b), or (c) above, a certificate of a Financial Officer of Holdings (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.11, Section 6.12 and Section 6.13 (whether or not the provisions of Section 6.12 and 6.13 are then applicable), and (iii) setting forth reasonably detailed calculations with respect to the performance covenants included in the definition of "Applicable Margin", and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of Holdings's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                (f) within 30 days following the commencement of each fiscal year of Holdings, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget;

                (g) on Thursday of each week, (i) a certificate in the form of Exhibit J (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on

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
        the last day of the immediately preceding week, each such Certificate to be certified as complete and correct on behalf of the Borrower by a Financial Officer of the Borrower, and (ii) a summary of the portion of the Loans which have been advanced to, or for the benefit of, the Borrower Retail Subsidiaries;

                (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Holdings Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

                (i) promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit;

                (j) on or before May 31, 1999, a financial projection for Holdings Group for the period through the Maturity Date, prepared on a monthly basis through the fiscal year ending on or about September 30, 2000 and on a quarterly basis thereafter;

                (k) the financial and collateral reports described on Schedule 5.01(k) hereto, at the times set forth in such Schedule; and

                (l) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any member of the Holdings Group, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request.

        SECTION 5.02 Notices of Material Events. The Loan Parties will furnish to the Administrative Agent, the Issuing Bank, the Collateral Agent, and each Lender prompt written notice of the following:

                (a) the occurrence of any Default or Event of Default;

                (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any member of the Holdings Group or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

                (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                (e) any change in any Loan Party's officers.

                (f) any failure by any Loan Party to pay rent at any of such Loan Party's locations, which failure continues for more than ten (10) days following the day on which such rent first came due.

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
                (g) any material change in the business, operations, or financial affairs of the Borrower.

                (h) the discharge by the Holdings Group of their present independent accountants or any withdrawal or resignation by such independent accountants.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Holdings and the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

        SECTION 5.03 Information Regarding Collateral. (a) The Transaction Parties will furnish to the Agents prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Transaction Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agents to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Transaction Parties also agree promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed.

               (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, Holdings shall deliver to the Agents a certificate of a Financial Officer of Holdings setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section.

        SECTION 5.04 Existence; Conduct of Business. Each Loan Party will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to comply with its respective charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and by-laws and/or other instruments which deal with corporate governance, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

        SECTION 5.05 Payment of Obligations. Each Loan Party will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Administrative Agent under Section 2.02(b) hereof.


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        SECTION 5.06 Maintenance of Properties. Each Loan Party will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

        SECTION 5.07 Insurance. (a) Each Loan Party shall (i) maintain insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

               (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, if the insurer shall have received written notice from the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent, the Collateral Agent, or any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent, the Collateral Agent or any other party shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 60 days' prior written notice thereof by the insurer to the Collateral Agent. The Borrower shall deliver to the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

        SECTION 5.08 Casualty and Condemnation. Each Loan Party will furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.


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        SECTION 5.09 Books and Records; Inspection and Audit Rights. (a) Each
Loan Party will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of the Subsidiaries to, permit any representatives designated by any Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

               (b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the Administrative Agent, permit the Collateral Agent or the Lenders or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Collateral Agent, the Administrative Agent or the Lenders to conduct evaluations and appraisals of (i) the Borrower's practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves (it being understood and agreed to that, in the absence of a Default, the Collateral Agent will conduct such evaluations and appraisals each quarter), and pay the reasonable and documented fees and expenses of the Collateral Agent, the Lenders or such professionals with respect to such evaluations and appraisals

        SECTION 5.10 Compliance with Laws. Each Transaction Party will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 5.11 Use of Proceeds and Letters of Credit. The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only
(a) to repay existing indebtedness and to finance the acquisition of working capital assets of the Borrower and the Borrower Retail Subsidiaries, including the purchase of inventory and equipment, in each case in the ordinary course of business and (b) to finance capital expenditures of the Borrower and the Borrower Retail Subsidiaries, and (c) for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

        SECTION 5.12 Additional Borrower Subsidiaries. If any additional Subsidiary is formed or acquired after the Closing Date, Holdings and the Borrower will notify the Agents and the Lenders thereof and (a) if such Subsidiary is a Subsidiary Loan Party, Holdings and the Borrower will cause such Subsidiary to become a party to the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document in the manner provided therein within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as any Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, Holdings and the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).


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        SECTION 5.13 Further Assurances. (a) Each Transaction Party will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Transaction Parties also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

               (b) If any material assets (other than owned or leased real property and other than personal property that is not of the type encumbered or to be encumbered by the Lien of the Security Documents on the Closing Date) are acquired by the Holdings Group or any Subsidiary Loan Party after the Closing Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Transaction Parties will notify the Agents and the Lenders thereof, and the Transaction Parties will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by any Agent or the Required Lenders to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

        (c) Without limiting the foregoing, on or before April 17, 1999, the Borrower shall cause each of its customs brokers to deliver an agreement to the Administrative Agent covering such matters and in such form as the Administrative Agent may reasonably require.

                                   ARTICLE VI

                               Negative Covenants

        Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all L/C Disbursements shall have been reimbursed, each Loan Party covenants and agrees with the Lenders that:

        SECTION 6.01 Indebtedness. (a) The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                      (i) Indebtedness created under the Loan Documents;

                      (ii) Indebtedness set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the material terms of such extensions, renewals and replacements are at least as favorable to the Lenders as those of such Indebtedness;

                      (iii) Indebtedness of (a) any Loan Party that is not a Foreign Subsidiary to any other Loan Party that is not a Foreign Subsidiary (other than the Borrower or the Borrower Subsidiaries) and
        (b) the Borrower to any Borrower Subsidiary and of any Borrower Subsidiary to the Borrower or any other Borrower Subsidiary, provided that Indebtedness of any Borrower Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04;

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
                      (iv) Guarantees by any Subsidiary Loan Party of Indebtedness of any Borrower Subsidiary and by any Borrower Subsidiary of Indebtedness of the Borrower or any other such Borrower Subsidiary, provided that Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Borrower Subsidiary that is not a Loan Party shall be subject to Section 6.04;

                      (v) Indebtedness of the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $15,000,000 at any time outstanding;

                      (vi) Indebtedness of any Person that becomes a Borrower Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Borrower Subsidiary and is not created in contemplation of or in connection with such Person becoming a Borrower Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $5,000,000 at any time outstanding;

                      (vii) the BSQ Newco Note and the BSQ Acqco/Holdings Note;

                      (viii) Indebtedness under Hedging Agreements entered into in accordance with Section 6.06;

                      (ix) Indebtedness incurred in connection with the Receivables Purchase Agreements;

                      (x) Indebtedness incurred in connection with the Company Owned Life Insurance Program, provided that the aggregate principal amount of Indebtedness permitted by this clause (xi) shall not exceed $5,000,000 at any time outstanding;

                      (xi) the Existing Hechinger Public Indebtedness;

                      (xii) other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding, provided that the aggregate principal amount of Indebtedness of the Borrower Subsidiaries permitted by this clause (xiii) shall not exceed $2,000,000 at any time outstanding; and

                      (xiii) Indebtedness incurred in connection with mortgage financing of Real Estate (other than Eligible Real Estate) on terms and conditions reasonably satisfactory to the Administrative Agent.

               (b) Subject to the provisions of Section 6.07, none of the Loan Parties will, nor will they permit any Subsidiary to, issue any preferred stock (except for preferred stock (i) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash, until the date that is at least

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
360 days following the Maturity Date, (ii) that is not subject to redemption other than redemption at the option of the Loan Party issuing such preferred stock and (iii) all payments in respect of which are expressly subordinated to the Obligations) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (i) any shares of capital stock of any member of the Holdings Group or (ii) any option, warrant or other right to acquire any such shares of capital stock.

        SECTION 6.02 Liens. The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                (a) Liens created under the Loan Documents;

                (b) Permitted Encumbrances;

                (c) any Lien on any property or asset of any Loan Party set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations that it secures as of the Closing Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                (d) any Lien existing on any property or asset (exclusive of any Accounts or Inventory) prior to the acquisition thereof by the Borrower or any Borrower Subsidiary or existing on any property or asset (exclusive of any Accounts or Inventory) of any Person that becomes a Borrower Subsidiary after the date hereof prior to the time such Person becomes a Borrower Subsidiary, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Borrower Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Borrower Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Borrower Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary, provided that (i) such security interests secure Indebtedness permitted by clause (v) of
        Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and
        (iv) such security interests shall not apply to any other property or assets of the Borrower, Hechinger, Hechinger East Coast, BSQ Newco, Hechinger Stores or any Borrower Subsidiary;

                (f) leases and subleases on real property of any of the Transaction Parties or any Subsidiary, provided that either (i) such lease or sublease is entered into in the ordinary course of such Person's business or (ii) such real property is not being used by such Person in the ordinary course of its business or is being used in a manner not inconsistent with the granting of such lease or sublease;

                (g) Liens on account receivables created in connection with the Receivables Purchase Agreements;

                (h) Liens created in connection with the loans under the Company Owned Life Insurance Program;

                (i) the Lien of The Massachusetts Mutual Life Insurance Company on the Holdings Group's real property located at 4500 Wisconsin Avenue NW, Washington, DC (Store #3152), provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations owed to The Massachusetts Mutual Life Insurance Company that existed on September 26, 1997 (and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof), and that were secured on such date by the Lien of The Massachusetts Mutual Life Insurance Company on the Holdings Group's real property located at 3500 Pennsy Drive, Landover, MD; and

                (j) Liens created in connection with mortgage financing permitted by Section 6.01(a)(xiii), above.

        SECTION 6.03 Fundamental Changes. (a) The Transaction Parties will not and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary Loan Party in a transaction in which the surviving entity is a Subsidiary Loan Party, (iii) any Subsidiary that is not a Loan Party may merge into any Subsidiary that is not a Loan Party and (iv) any Borrower Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

               (b) The Borrower will not, and will not permit any of the Borrower Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and such Borrower Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

               (c) Holdings will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of BSQ Acqco, the acquisition and holding of Existing Hechinger Public Debt (to the extent permitted hereunder) and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of capital stock of BSQ Acqco, the BSQ Acqco/Holdings Note, Existing Hechinger Public Debt, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany Indebtedness permitted under Section 6.01(a)(iii)).

               (d) BSQ Acqco will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of BSQ Newco and Hechinger and activities incidental thereto. BSQ Acqco will not own or acquire any assets (other than shares of capital stock of BSQ Newco and Hechinger, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, and the BSQ Acqco/Holdings Note, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

               (e) BSQ Newco will not engage in any business or activity other than being the obligee under the BSQ Newco Note and the obligor under the BSQ Newco/Builders Square Note and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(e) and the activities incidental thereto. BSQ Newco will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, and the BSQ Newco/Builders Square Note, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

               (f) Hechinger will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of Hechinger Stores, being the obligor under the Existing Hechinger Public Debt and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(f) and the activities incidental thereto. Hechinger will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, the Existing Hechinger Public Debt, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

               (g) Hechinger Stores will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and Hechinger East Coast and activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(g) and the activities incidental thereto. Hechinger Stores will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities including intercompany indebtedness permitted under Section 6.01(a)(iii)).

               (h) Hechinger East Coast will not engage in any business or activity other than activities incidental thereto and the ownership of the real and personal property set forth in Schedule 6.03(h) and the activities incidental thereto. Hechinger East Coast will not own or acquire any assets (other than the assets described in the first sentence hereof, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities, including intercompany indebtedness permitted under Section 6.01(a)(iii)).

        SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Transaction Parties will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

               (a) Permitted Investments;

                (b) investments existing on the Closing Date, and set forth on
        Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

                (c) investments by the Transaction Parties in the capital stock of the Subsidiaries, provided that (i) any such shares of capital stock shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12) and (ii) the amount of investments by the Transaction Parties in Subsidiaries that are not Loan Parties shall not exceed (together with amounts described in subparagraphs (d) and (e) hereof) $2,000,000 in the aggregate at any time outstanding;

                (d) loans or advances made by (i) any Loan Party that is not a Foreign Subsidiary to any other Loan Party that is not a Foreign Subsidiary (other than the Borrower or the Borrower Subsidiaries) and
        (ii) the Transaction Parties to any Borrower Subsidiary and made by any Borrower Subsidiary to the Borrower or any other Borrower Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and (ii) the amount of all such loans and advances by Loan Parties to Subsidiaries that are not Loan Parties shall not exceed (together with amounts described in subparagraphs (c) and (e) hereof) $2,000,000 in the aggregate at any time outstanding;

                (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the amount of Indebtedness that is (i) outstanding with respect to Subsidiaries that are not Loan Parties and (ii) Guaranteed by any Loan Party shall not exceed (together with amounts described in subparagraphs (c) and (d) hereof) $2,000,000 in the aggregate at any time outstanding;

                (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                (g) Hedging Agreements permitted under Section 6.06;

                (h) loans or advances to employees (i) for the purpose of travel, entertainment or relocation in the ordinary course of business in an aggregate amount not to exceed $2,000,000 at any time outstanding and (ii) for the purpose of enabling such employees to buy stock of Holdings in an aggregate amount not exceeding $3,000,000 during the term of this Agreement, provided that loans or advances made under this sub-clause (ii) shall be collateralized by the stock purchased with the proceeds of such loans or advances; and

                (i) loans, advances, and distributions by the Borrower to any of Holdings and Hechinger, the proceeds of which are solely utilized to acquire Existing Hechinger Public Debt to the extent permitted under
        Section 6.07 hereof.

        SECTION 6.05 Asset Sales. The Loan Parties will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will the Loan Parties permit any of the Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

                (a) sales of Inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

                (b) sales, transfers and dispositions to the Borrower or a Borrower Subsidiary (other than those described in clause (h) hereof), provided that any such sales, transfers or dispositions involving a Borrower Subsidiary that is not a Loan Party shall be made in compliance with Section 6.08;

                (c) sales of Eligible Real Estate for such purchase price and on such other terms and conditions as may be reasonably acceptable to the Agents, but in no event shall the Net Proceeds be less than sixty percent (60%) of the FLV thereof;

                (d) sales of Real Estate, including leasehold interests (other than Eligible Real Estate) and fixtures relating to such Real Estate;

                (e) sales of accounts receivables in connection with the Receivables Purchase Agreements;

                (f) other asset sales, provided that the amount of such sales shall not exceed 20% of total consolidated assets (as reflected in the Borrower's balance sheet delivered to the Agents as of the Closing Date) in the aggregate from and after the date of this Agreement. Without limiting the generality of the foregoing, such asset sales may include
        (i) sales of Inventory at any store where the Borrower (or its agent on a commission basis) is conducting a going-out-of-business or similar sale in connection with the closing of such store as permitted in this Agreement and (ii) sales of Inventory in bulk at any store to a liquidator for a price at least equal to the then Inventory Advance Rate of the Cost of such Inventory;

                (g) sales of Inventory at the Initial Store Closing Locations;
        and

                (h) sales and transfers of the Borrower's assets located in Pennsylvania and/or Texas to a Borrower Retail Subsidiary, provided that
        (i) five (5) Business Days prior to such transfer, such Borrower Subsidiary executes such documentation as may be required by the Collateral Agent in order to grant the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority Lien (subject to Permitted Encumbrances) in all of such Borrower Retail Subsidiary's assets, and (ii) contemporaneously with such transfer, (A) such Borrower Retail Subsidiary executes such documentation as may be required by the Administrative Agent to become a co-borrower hereunder, and, (B) all applicable Loan Parties (including the Borrower) execute such documentation as may be required by the Administrative Agent in order to guarantee the Obligations of the Borrower Retail Subsidiaries and to confirm that such guarantees are and remain secured to the same extent as provided in any Security Documents from such Loan Parties, (C) the Borrower maintains (and shall thereafter maintain) separate records reflecting the portion of all Loans which are advanced to, or for the benefit of, the Borrower Retail Subsidiaries, and (D) such Borrower Retail Subsidiary and other Loan Parties execute such other documentation as may be required by the Administrative Agent;


provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause
(b), (g) and (h)) shall be made at arm's length and for fair value and (other than sales, transfers and other dispositions permitted under clauses (b) and
(h)) solely for cash consideration.

        SECTION 6.06 Hedging Agreements. The Loan Parties will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Borrower Subsidiary is exposed in the conduct of its business or the management of its liabilities.

        SECTION 6.07 Restricted Payments; Certain Payments of Indebtedness. (a) The Loan Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Event of Default exists or would arise therefrom (i) the Transaction Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Borrower Subsidiaries may declare and pay dividends ratably with respect to their capital stock and the Subsidiaries other than the Borrower may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower and Holdings may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and the Borrower Subsidiaries in an amount not exceeding during any fiscal year of Holdings (A) $2,000,000 plus (B) the amount by which (x) the product of $2,000,000 and the number of complete fiscal years during the period from and after the Closing Date to but excluding the date of such Restricted Payment exceeds (y) the amount of all such Restricted Payments made during such fiscal years plus (C) the aggregate cash consideration received by the Borrower and/or Holdings during the period from and after the Closing Date to but excluding the date of such Restricted Payment from the sale or issuance of common stock to management or employees of the Borrower to the extent such cash consideration was not previously taken into account in connection with any Restricted Payment under this clause (iii), provided all such Restricted Payments made under this clause (iii) shall not exceed $8,000,000 in the aggregate plus any amounts permitted under sub-clause (iii) (C) during the term of this Agreement, and (iv) any of the Loan Parties or Subsidiaries may pay dividends to enable payment of fees and other amounts owing under any of the transactions specified in Schedule 6.08.

               (b) The Loan Parties will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness (including, without limitation, the Existing Hechinger Public Debt), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

                      (i) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness;

                      (ii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

                      (iii) up to $50,000,000.00 for the redemption of the Existing Hechinger Public Debt if, for a period of sixty consecutive days prior to, on a pro forma basis for ninety consecutive days after, and after giving effect to, such payment, Excess Availability was and will be equal to or greater than $75,000,000.00.

        SECTION 6.08 Transactions with Affiliates. The Loan Parties will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Subsidiary Loan Parties not involving any other Affiliate, (c) until the occurrence of any Event of Default, payments by the Borrower and the Borrower Subsidiaries to Holdings as common parent (and to any intermediate Subsidiary Loan Party that is treated as a common parent) in respect of taxes attributable to the Borrower and the Borrower Subsidiaries, but not in excess of the amount in respect of taxes that the Borrower and the Borrower Subsidiaries would pay in a separate company return, (d) until the occurrence of any Event of Default, any Restricted Payment permitted by Section 6.07, (e) any transactions listed on Schedule 6.08, (f) until the occurrence, and during the continuance, of any Event of Default, the Holdings Group may pay fees specified in the Management Agreement, and (g) transactions permitted under Sections 6.01, 6.04 and 6.05.

        SECTION 6.09 Restrictive Agreements. The Loan Parties will not and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Loan Parties or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document,
(ii) the foregoing shall not apply to restrictions and conditions identified on
Schedule 6.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment or subleasing thereof.

        SECTION 6.10 Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents, (b) the Management Agreement, (c) the BSQ Newco Note, (d) the BSQ Acqco/Holdings Note, (e) the BSQ Newco/Builders Square Note, (f) Existing Hechinger Public Debt (other than the elimination of any restrictions on the granting of Liens contained therein), (g) the Hechinger/East Coast Note, or (h) the Receivables Purchase Agreements, in each case to the extent that such amendment, modification or waiver would be adverse to the interests of the Lenders.

        SECTION 6.11 Capital Expenditures. The Loan Parties will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Borrower Subsidiaries in any fiscal year to exceed the amount set forth below opposite such year:


               Fiscal Year Ending           Amount**
               ------------------           --------
               September 30, 1999           $32,000,000
               September 30, 2000           $      *
               September 30, 2001           $      *
               September 30, 2002           $      *


* Prior to May 31, 1999, the Borrower shall provide a forecast through the period ending on the Maturity Date. The Administrative Agent and the Borrower will negotiate in good faith satisfactory covenant levels based on such forecast, which covenants shall be subject to approval by the Required Lenders. If no such covenants are agreed upon by June 30, 1999, the Administrative Agent and the Required Lenders may establish such covenants in their reasonable discretion consistent with the methodology used in the establishment of the fiscal year 1999 covenant levels.

**The amount of permitted Capital Expenditures in any fiscal year may be increased by an amount equal to the Net Proceeds realized from (i) any sale or disposition of Equipment (as defined in the Security Agreement) during such year which sale or disposition was permitted under Section 6.05 hereof, and (ii) any sale or disposition of Real Estate after the Closing Date (in an aggregate amount not to exceed $10,000,000).

        Notwithstanding anything to the contrary, no Loan Party (other than the Borrower or a Borrower Retail Subsidiary) shall be permitted to make any Capital Expenditures, except for any Capital Expenditures made by BSQ Newco, Hechinger, Hechinger Stores and Hechinger East Coast pursuant to Section 6.03(e), (f), (g) and (h).

        SECTION 6.12 Minimum Excess Availability. The Borrower shall maintain Excess Availability of at least (a) $35,000,000.00 at all times from the Closing Date through April 15, 1999, and (b) $45,000,000.00 at all times from April 16, 1999 until the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.01(b) hereof for the period ending June 30, 1999. If the Borrower fails to achieve the foregoing Excess Availability, such failure shall constitute an immediate Event of Default, which shall be waived (only if the Administrative Agent or the Required Lenders have not theretofore accelerated the time for payment of the Obligations) by the Borrower's achieving Excess Availability in excess of (i) $35,000,000 for five
(5) consecutive Business Days after such failure, if such failure arises between the Closing Date and April 15, 1999, provided that the provisions of this clause
(i) shall not extend into, or modify the minimum Excess Availability requirements for, the period beginning April 16, 1999, or (ii) $45,000,000 for five (5) consecutive Business Days if such failure arises between April 16, 1999 and the date of the Administrative Agent's receipt of such June, 1999 financial statements. Nothing contained herein shall prohibit, restrict, or impair the Agents or any Lender from exercising any of their respective rights and remedies upon default during the continuance of such Event of Default.


        SECTION 6.13 Additional Financial Covenants. (a) If, at any time, the Administrative Agent determines that Excess Availability is less than (x) $45,000,000.00 at any time after the Administrative Agent's receipt of the financial statements required to be delivered pursuant to Section 5.01(b) hereof for the period ending June 30, 1999 through September 30, 1999, or (y) $50,000,000.00 at any time after September 30, 1999, the following financial covenants shall be applicable:

                      (i) Minimum Consolidated EBITDA The Holdings Group shall achieve Consolidated EBITDA, tested monthly on a cumulative basis from April 1, 1999 through March 31, 2000 and on a rolling four quarters basis thereafter, as follows:


Month Ending             Cumulative Minimum Consolidated EBITDA
------------             --------------------------------------
June, 1999                           $20,000,000.00
July, 1999                           $26,000,000.00
August, 1999                         $28,000,000.00

Month Ending             Cumulative Minimum Consolidated EBITDA
------------             --------------------------------------
September, 1999                      $30,000,000.00
October, 1999                              *
November, 1999                             *
December, 1999                             *
January, 2000                              *
February, 2000                             *
March, 2000                                *


                             Minimum Consolidated EBITDA
Month Ending                   (Rolling Four Quarters)
------------                   -----------------------
April, 2000                                *
May, 2000                                  *
June, 2000                                 *
July, 2000                                 *
August, 2000                               *
September, 2000                            *
October, 2000                              *
November, 2000                             *
December, 2000                             *
January, 2001                              *
February, 2001                             *
March, 2001                                *
April, 2001                                *
May, 2001                                  *
June, 2001                                 *
July, 2001                                 *
August, 2001                               *
September, 2001                            *
October, 2001                              *
November, 2001                             *
December, 2001                             *

                             Minimum Consolidated EBITDA
Month Ending                   (Rolling Four Quarters)
------------                   -----------------------
January, 2002                              *
February, 2002                             *
March, 2002                                *


* Prior to May 31, 1999, the Borrower shall provide a forecast through the period ending on the Maturity Date. The Administrative Agent and the Borrower will negotiate in good faith satisfactory covenant levels based on such forecast, which covenants shall be subject to approval by the Required Lenders. If no such covenants are agreed upon by June 30, 1999, the Administrative Agent and the Required Lenders may establish such covenants in their reasonable discretion consistent with the methodology used in the establishment of the fiscal year 1999 covenant levels.

                      (ii) Minimum Accounts Payable to Inventory. The Borrower shall not permit the accounts payable of the Borrower and the Borrower Subsidiaries to be less than the following percentages of the Inventory of the Borrower and the Borrower Subsidiaries, tested monthly as of the last day of each month:


Month Ending                                Minimum Percentage
------------                                ------------------
June, 1999                                  14.0%
July, 1999                                  15.9%
August, 1999                                16.1%
September, 1999                             15.4%
October, 1999                               *
November, 19999                             *
December, 1999                              *
January, 2000                               *
February, 2000                              *
March, 2000                                 *
April, 2000                                 *
May, 2000                                   *
June, 2000                                  *
July, 2000                                  *
August, 2000                                *
September, 2000                             *
October, 2000                               *
November, 2000                              *

Month Ending                                Minimum Percentage
------------                                ------------------
December, 2000                              *
January, 2001                               *
February, 2001                              *
March, 20001                                *
April, 2001                                 *
May, 2001                                   *
June, 2001                                  *
July, 2001                                  *
August, 2001                                *
September, 2001                             *
October, 2001                               *
November, 2001                              *
December, 2001                              *
January, 2002                               *
February, 2002                              *
March, 2002                                 *


* Prior to May 31, 1999, the Borrower shall provide a forecast through the period ending on the Maturity Date. The Administrative Agent and the Borrower will negotiate in good faith satisfactory covenant levels based on such forecast, which covenants shall be subject to approval by the Required Lenders. If no such covenants are agreed upon by June 30, 1999, the Administrative Agent and the Required Lenders may establish such covenants in their reasonable discretion consistent with the methodology used in the establishment of the fiscal year 1999 covenant levels.

               (b) In the event that the Borrower is obligated to comply with the financial covenants set forth in Section 6.13(a) hereof and fails to comply therewith, such failure shall constitute an Event of Default, which shall be waived (only if the Administrative Agent or the Required Lenders have not theretofore accelerated the time for payment of the Obligations) by the Borrower achieving Excess Availability of at least (i) $45,000,000.00 for five (5) consecutive Business Days, if such failure arises after the Administrative Agent's receipt of the financial statements required to be delivered pursuant to
Section 5.01(b) hereof for the period ending June 30, 1999 through September 30, 1999, provided that the provisions of this clause (i) shall not extend into, or modify the minimum excess availability requirements for, the period beginning after September 30, 1999 or (ii) $50,000,000.00 for five (5) consecutive Business Days if such failure arises at any time after September 30, 1999. Nothing contained herein shall prohibit, restrict, or impair the Agents or any Lender from exercising any of their respective rights and remedies upon default during the continuance of such Event of Default.

        SECTION 6.14 Additional Subsidiaries. The Loan Parties will not, and will not permit any Subsidiary to, create any additional Subsidiary, unless such Subsidiary is a Borrower Subsidiary.


                                   ARTICLE VII

                                Events of Default

        SECTION 7.01 If any of the following events ("Events of Default") shall occur:

                (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
        (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                (c) any representation or warranty made or deemed made by or on behalf of any member of the Holdings Group in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                (d) the Loan Parties shall fail to observe or perform any covenant, condition or agreement contained in Section 2.21, 5.01, 5.02,
        5.04 (with respect to the existence of the Loan Parties), 5.05, 5.07, 5.11, or in Article VI; provided, however, if such failure arises from a non-consensual Lien created without the knowledge of, action by or consent of any Loan Party in violation of Section 6.02, such failure shall not constitute an Event of Default unless such failure shall remain unremedied for 10 days after knowledge thereof by a member of senior management of Holdings or Borrower;

                (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from any Agent to the Borrower (which notice will be given at the request of any Lender);

                (f) any member of the Holdings Group shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein);

                (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness permitted in accordance with the terms of this Agreement;

                (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any member of the Holdings Group or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

                (i) any member of the Holdings Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                (j) any member of the Holdings Group shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against any member of the Holdings Group or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any member of the Holdings Group to enforce any such judgment;

                (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings Group Subsidiaries in an aggregate amount exceeding $5,000,000;

                (m) (i) any challenge by or on behalf of any Loan Party or any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

                      (ii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement;

                (n) a Change in Control shall occur;

                (o) any failure to comply with the Appraisal Covenant shall have occurred and such failure shall not have been cured in accordance with the provisions of Section 2.18(c) hereof;

                (p) the occurrence of any uninsured loss to any material portion of the Collateral;

                (q) the indictment of, or institution of any legal process or proceeding against, any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of any Loan Party and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any material way the conduct by the Loan Parties, taken as a whole, of their business in the ordinary course, and such indictment remains unquashed or such legal process remains undismissed for a period of 45 days or more;

                (r) the failure of the Borrower to retain and maintain a turnaround specialist reasonably satisfactory to the Administrative Agent to assist the Borrower in its business operations (Policano & Manzo, LLP being acceptable to the Administrative Agent) until such time as the Borrower has obtained senior management personnel reasonably acceptable to the Administrative Agent; or

                (s) the failure of the Borrower to retain and maintain and pay currently a nationally recognized computer consulting firm or other Person reasonably acceptable to the Administrative Agent to assist the Borrower in any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of each member of the Holdings Group and (b) equipment containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed until such reprogramming has been completed.

then, and in every such event (other than an event with respect to the Loan Parties described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Loan Parties described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

        SECTION 7.02 Tranche B Actionable Events.

        If any of the following events occurs:

                (a) any Event of Default set forth in Sections 7.01(a) or (b) (with respect to the Tranche B Loans), (h), (i) or (o); or

                (b) acceleration of the Tranche A Loans;

then, and in every such event and at any time thereafter during the continuance of any such event, the Administrative Agent may, and at the request of the Required Tranche B Lenders shall, by notice to the Borrower take one or more of the following actions, at the same or different times: (i) provided that either
(A) the Tranche A Loans have been declared due and payable pursuant to Section
7.01 or (B) 20 Business Days have elapsed since the occurrence of the such event, declare the Tranche B Loans then outstanding to be forthwith due and payable, whereupon the principal of all outstanding Tranche B Loans together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties, anything contained herein or in any other Loan Document to the contrary notwithstanding; (ii) provided that either (A) the Tranche A Loans have been declared due and payable pursuant to Section 7.01 or
(B) 20 Business Days have elapsed since the occurrence of the such event, instruct the Collateral Agent to exercise its remedies under the Security Documents (including, without limitation, foreclosure upon and taking possession of the Collateral) and (iii) exercise any and all other remedies under the Loan Documents and applicable law available to the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders. In the event that the Tranche A Lenders declare the Tranche A Loans to be due and payable pursuant to Section 7.01, then the Agents shall thereupon follow the instructions of the Required Lenders (subject to the provisions of Sections 8.04(ii) and 9.02 hereof).

        SECTION 7.03 When Continuing.

        For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Lenders in accordance with Section 9.02, or (b) is waived in writing by the Lenders in accordance with Section 9.02. For all purposes under this Agreement, each event described in Section 7.02 that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Tranche B Lenders in accordance with Section 9.02 or (b) is waived in writing by the Tranche B Lenders in accordance with Section 9.02.

        SECTION 7.04 Application of Proceeds

        After the occurrence of an Event of Default and acceleration of the Obligations, all proceeds realized from any Loan Party or on account of any Collateral shall be applied in the manner set forth in Section 6.02 of the Security Agreement. Without limiting the foregoing, the Tranche B Lenders acknowledge that, except for proceeds realized from the sale or disposition of Equipment (as defined in the Security Agreement) and for the reimbursement of any expenses to which the Tranche B Lenders may be entitled, the Tranche A Lenders shall be entitled to be repaid in full (including principal, interest, fees, and the cash collateralization of all Letters of Credit Outstandings) prior to the delivery of any proceeds to the Tranche B Lenders.


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
                                  ARTICLE VIII

                                   The Agents

        SECTION 8.01 Administration by Administrative Agent.

        The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents.

        SECTION 8.02 The Collateral Agent.

        Each Lender, the Administrative Agent and the Issuing Bank hereby irrevocably (i) designate BBRF as Collateral Agent under this Agreement and the other Loan Documents, (ii) authorize the Collateral Agent to enter into the Collateral Documents and the other Loan Documents to which it is a party and to perform its duties and obligations thereunder and (iii) agree and consent to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the other Secured Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.18, 2.22, or 7.04, as applicable.

        SECTION 8.03 Sharing of Excess Payments.

        Each of the Lenders, the Agents and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any other Loan Party, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, any Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of the Obligations owed it (an "excess payment") as a result of which such Lender, such Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 2.22, then such Lender, Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, such Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 2.22 and, within Tranche A and Tranche B, to each Lender pro rata in proportion to its Tranche A Commitment and Tranche B Commitment, respectively; provided, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Borrower and each other Loan Party expressly consents to the foregoing arrangements and agrees that any Lender, any Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower or such other Loan Party to such Lender, such Agent or the Issuing Bank as fully as if such Lender, Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.

        SECTION 8.04 Agreement of Required Lenders.

        (i) Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Tranche A Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Tranche A Lenders, and any such action shall be binding on all Lenders, (ii) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Tranche B Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Tranche B Lenders, and any such action shall be binding on all Lenders, (iii) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders, and (iv) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Tranche B Supermajority Lenders or the Required Supermajority Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Tranche B Supermajority Lenders or the Required Supermajority Lenders, as applicable, and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.

        (ii) Upon the occurrence of an Event of Default, the Agents shall (subject to the provisions of Section 9.02) take such action with respect thereto as may be reasonably directed by the Required Lenders or the Required Tranche B Lenders pursuant to Section 7.02, as applicable; provided that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action as it shall deem advisable in the best interests of the Lenders. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that the Agents' compliance with such directions would be unlawful or commercially unreasonable.

        SECTION 8.05 Liability of Agents.

        (i) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and none of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders, Required Tranche A Lenders, Required Tranche B Lenders, Required Tranche B Supermajority Lenders, or Required Supermajority Lenders, as applicable, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, nor any of their respective directors, officers, employees, or agents shall be responsible to any Lender or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.

        (ii) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrower or the other Loan Parties on account of the failure or delay in performance or breach by any Lender, either Agent or the Issuing Bank or by the Borrower or the other Loan Parties of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.

        (iii) The Administrative Agent and the Collateral Agent, in such capacities hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper Person or Persons, and, such Person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such Person.

        SECTION 8.06 Reimbursement and Indemnification.

        Each Lender agrees (i) to reimburse (x) each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower or the other Loan Parties and (y) each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders or the Issuing Bank that the Borrower has agreed to reimburse pursuant to Section 9.03 and has failed to so reimburse and (ii) to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Borrower or the other Credit Parties (except such as shall result from their respective gross negligence or willful misconduct).

        SECTION 8.07 Rights of Agents.

        It is understood and agreed that BBRF shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower or any other Loan Party, as though it were not the Administrative Agent or the Collateral Agent, respectively, of the Lenders under this Agreement.

        SECTION 8.08 Independent Lenders and Issuing Bank.

        The Lenders and the Issuing Bank each acknowledge that they have decided to enter into this Agreement and to make the Loans or issue the Letters of Credit hereunder based on their own analysis of the transactions contemplated hereby and of the creditworthiness of the

Borrower and the other Loan Parties and agrees that the Agents shall bear no responsibility therefor.

        SECTION 8.09 Notice of Transfer.

        The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.04(b).

        SECTION 8.10 Successor Agent

        Any Agent may resign at any time by giving five (5) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agents and the Borrower. Upon any such resignation of any Agent, the Required Lenders shall have the right to appoint a successor Agent, which shall be reasonably satisfactory to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agents and the Issuing Bank, appoint a successor Agent which shall be (i) a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, (ii) or a Lender capable of complying with all of the duties of such Agent (and the Issuing Bank), hereunder (in the opinion of the retiring Agent and as certified to the Lenders in writing by such successor Agent) which, in the case of (i) and
(ii) above, so long as there is no Default, or Event of Default, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

        SECTION 8.11 Reports and Financial Statements.

        Promptly after receipt thereof from the Borrower, the Administrative Agent shall remit to each Lender and the Collateral Agent copies of all financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent.

        SECTION 8.12 Syndication Agent, Documentation Agent, Managing Agents, and Tranche B Administrative Agent. Notwithstanding the provision of this Agreement or any of the other Loan Documents, the Syndication Agent (except as provided in the commitment letter for this transaction), the Documentation Agent, the Managing Agents, and the Tranche B Administrative Agent shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.


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
                                   ARTICLE IX

                                  Miscellaneous

        SECTION 9.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                (a) if to any Loan Party, to it at Hechinger Investment Company of Delaware, Inc., 1801 McCormick Drive, Largo, MD 20774, Attention of Mark R. Adams, President (Telecopy No. (301) 925-3945) with a copy to Centers Holdings, Inc., 11111 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, Attention of Gregory J. Annick (Telecopy No. (310) 954-0404);

                (b) if to the Administrative Agent or the Collateral Agent, or the Swingline Lender to BankBoston Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention of Francis D. O'Connor, Director (Telecopy No. (617) 434-4312), with a copy to Riemer & Braunstein, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esquire (Telecopy No. (617) 723-6831);

                (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or on any Assignment and Acceptance for such Lender.

Any party hereto may change its address or telecopy number for notices and other communi cations hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

        SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

               (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Transaction Parties and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of

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interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Commitment or the Maturity Date, without the written consent of each Lender affected thereby, (iv) change Sections 2.15, 2.18 or 2.21, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of the term "Required Lenders", "Required Tranche A Lenders", "Required Tranche B Lenders", or "Required Supermajority Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release any member of the Holdings Group or any Subsidiary Loan Party from its Guarantee under the applicable Guarantee Agreement (except as expressly provided in such Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) except for sales described in
Section 6.05, release any portion of the Collateral in excess of $20,000,000 in the aggregate from the Liens of the Security Documents, without the written consent of each Lender, (viii) except as provided in Section 9.02(c), change the definition of the term "Borrowing Base" or any component thereof, without the written consent of each Lender, (ix) increase the Permitted Overadvance, without the written consent of each Lender, (x) subordinate the Obligations hereunder, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the prior written consent of each Lender, or (xi) change the methodology of calculating, or the categories of, initial Reserves established pursuant to Section 2.02(a) hereof, without the written consent of each Lender, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agents or the Issuing Bank without the prior written consent of the Agents or the Issuing Bank, as the case may be.

               (c) Notwithstanding the provisions of Section 9.02(b)(viii), the Inventory Advance Rates may be changed with the written consent of the Administrative Agent and the Required Supermajority Lenders, provided that (i) the amount of any such increase shall not result in the Inventory Advance Rate exceeding 67.5% or 71.5% (i.e. an increase not to exceed 2.5% during the applicable periods set forth in the definition of Inventory Advance Rate) and
(ii) in no event shall the Tranche A Credit Extensions exceed 85% or the Appraised Value of Eligible Inventory. Any modifications pursuant to this
Section 9.02(c) shall in no event modify the Appraisal Covenant.

               (d) No such modification, amendment or waiver shall without the written consent of the Required Tranche B Supermajority Lenders (i) accelerate the principal or interest payment, or maturity, dates of the Tranche A Loans (other than in connection with an acceleration of the Loans in connection with an Event of Default), or (ii) waive any event described in Section 7.02 hereof or amend any provision of Article VII or (iii) create any additional Event of Default which is not also an event subject to the provisions of Section 7.02 hereof.

               (e) No such modification, amendment or waiver shall, without the written consent of all Tranche B Lenders, modify or amend the Appraisal Covenant or waive any breach of the Appraisal Covenant.

               (f) Notwithstanding anything to the contrary contained in this
Section 9.02, in the event that the Borrower requests that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to Sections 9.02(b), 9.02(c), 9.02(d), or 9.02(e) and such amendment is approved by the Required Tranche A Lenders and the Required Tranche B Lenders, but not by the requisite

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percentage of the Lenders, the Borrower, the Required Tranche A Lenders and the
Required Tranche B Lenders shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the "Minority Lenders") to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions, or an increase in the Commitment of one or more of the Required Tranche A Lenders or Required Tranche B Lenders, so that the aggregate Tranche A Commitments and the aggregate Tranche B Commitments after giving effect to such amendment shall be in the same amount as the aggregate Tranche A Commitments and the aggregate Tranche B Commitments, respectively, immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, and fees) of the Minority Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing.

               (g) No notice to or demand on the Borrower or any Loan Party shall entitle the Borrower or any other Loan Party to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrower or any other Loan Party unless signed by the Borrower or such other Loan Party, as the case may be.

        SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Loan Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents and internally allocated charges with respect to the Administrative Agent's collateral examination group, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel and any outside consultants for the Agents, the Issuing Bank or any Lender and the internally allocated charges with respect to the Administrative Agent's collateral examination group, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Lenders who are not the Agents or the Issuing Bank shall be entitled to reimbursement for no more than one counsel representing all such Lenders (absent a conflict of interest in which case the Lenders may engage and be reimbursed for additional counsel).

               (b) The Loan Parties shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any

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and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Loan Party or any of the Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates).

               (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agents or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the Total Commitments at the time.

               (d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, any Loan or Letter of Credit or the use of the proceeds thereof.

               (e) All amounts due under this Section shall be payable promptly after written demand therefor.

        SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

               (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and

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the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Agents and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under Tranche A or Tranche B, as applicable, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500, and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required until the syndication of the Loans has been completed by the Syndication Agent and thereafter shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

               (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (e) Any Lender may, without the consent of the Borrower, the Agents, and the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under

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this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Tranche A Commitments, the Tranche A Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The provisions of the preceding sentence shall not apply to any participation of the Tranche B Commitments or Tranche B Loans. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.23, 2.25 and 2.26 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.25(c) as though it were a Lender.

               (f) A Participant shall not be entitled to receive any greater payment under Section 2.23 or 2.26 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.26 unless
(i) the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.26(f) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.26(f).

               (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

        SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.23, 2.26 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.


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        SECTION 9.06 Counterparts; Integration; Effectiveness. This Agreement
may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents or the Tranche B Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and the Lenders and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

        SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process.
(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

               (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or their properties in the courts of any jurisdiction.

               (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have

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to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section other than a court referred to in the last sentence of such paragraph (b) that is not referred to elsewhere in such paragraph (b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

        SECTION 9.12 Confidentiality. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Holdings. For the purposes of this Section, the term "Information" means all information received from the Holdings Group relating to the or its business, other than any such information that is available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Holdings Group, provided that, in the case of information received from the Holdings Group after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to

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maintain the confidentiality of such Information as such Person would accord to its own confidential information.

        SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                        HECHINGER INVESTMENT COMPANY
                        OF DELAWARE, INC., as Borrower,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President


                        CENTERS HOLDINGS, INC.,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President


                        BSQ ACQUISITION, INC.,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President


                        BSQ TRANSFEREE CORP.,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President

                        HECHINGER COMPANY,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President


                        HECHINGER STORES COMPANY,


                        by_________________________
                        Name:  Mark Adams
                        Title     President


                        HECHINGER STORES EAST COAST
                        COMPANY,


                        by_________________________
                        Name:  Mark Adams
                        Title:    President


                        BANKBOSTON RETAIL FINANCE, INC.,
                        as Administrative Agent, as Collateral
                        Agent, as Swingline Lender, and as Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:
                        40 Broad Street, 10th Floor
                        Boston, MA 02109
                        Attn: Francis D. O'Connor
                        Telephone: (617) 434-4193
                        Telecopy: (617) 434-4312

                        CITICORP USA, INC., as Documentation
                        Agent and Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________


                        GENERAL ELECTRIC CAPITAL
                        CORPORATION, as Managing Agent and
                        Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________


                        FOOTHILL CAPITAL CORPORATION,
                        as Managing Agent and Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________

                        CONGRESS FINANCIAL
                        CORPORATION, as Managing Agent and
                        Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________


                        JACKSON NATIONAL LIFE
                        INSURANCE COMPANY, as Managing
                        Agent and Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________

                        HELLER FINANCIAL, INC., as Managing
                        Agent and Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________


                        BACK BAY CAPITAL FUNDING, LLC,
                        as Tranche B Administrative Agent and
                        Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________


                        FOOTHILL PARTNERS III, L.P., as
                        Lender


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________

                        BANCBOSTON ROBERTSON
                        STEPHENS INC., as Syndication Agent


                        By:________________________

                        Name:______________________

                        Title:_____________________

                        Address:___________________
                        ___________________________
                        ___________________________

                        Attn:______________________
                        Telephone:_________________
                        Telecopy:__________________

                                                                       Exhibit B

        AMENDED AND RESTATED INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of March 18, 1999 among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (the "Guarantors"), BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                                   WITNESSETH:

        WHEREAS, an Indemnity, Subrogation and Contribution Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (the "1997 Indemnity Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on Schedule I to the 1997 Indemnity Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent; and

        WHEREAS, an Indemnity, Subrogation and Contribution Agreement dated as of December 31, 1998 (the "Supplemental Indemnity Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on
Schedule I to the Supplemental Indemnity Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent (the Supplemental Indemnity Agreement together with the 1997 Indemnity Agreement shall be referred to collectively as the "Existing Indemnity Agreements"); and

        WHEREAS, the Existing Indemnity Agreements, have been assigned by Chase, as collateral agent to the Collateral Agent pursuant to an Assignment and Release Agreement dated March 18, 1999; and

        WHEREAS, the Collateral Agent and the Guarantors therefore desire to amend and restate the Existing Indemnity Agreements in their entirety.

        NOW THEREFORE, it is hereby agreed that the Existing Indemnity Agreements are hereby amended and restated as follows:


        Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent and (viii) BancBoston Robertson Stephens Inc., as Syndication Agent, and

(b) the Subsidiary Guarantee Agreement dated as of March 18, 1999 between the Guarantors and the Agents (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

        Accordingly, the Borrower, each Guarantor and the Agents agree as follows:

        SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of (i) the book value of the assets so sold and (ii) the fair market value of the assets so sold.

        SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor (the "Claiming Guarantor") under the Guarantee Agreement or assets of any Claiming Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such Claiming Guarantor shall not have been fully indemnified by the Borrower as provided in
Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of (a) the book value of the assets so sold and (b) the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

        SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. To that end, no payments shall be made by the Borrower to any Guarantor or by any Contributing Guarantor to any Claiming Guarantor until all Obligations shall have been indefeasibly paid in full in cash, the Letter of Credit Outstandings has been reduced to zero and all Commitments under the Credit Agreement have been terminated. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

        SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation (other than the Chase Obligations that have not been liquidated at such time) is outstanding and has not been indefeasibly paid in full in cash, and so long as the Letter of Credit Outstandings has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

        SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Agents or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agents or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agents or any of the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

               (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and each of the Agents, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

        SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

        SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

        SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Agents, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the Letter of Credit Outstandings does not equal zero and as long as the Commitments have not been terminated.

               (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unen forceable provisions.

        SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

        SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

        SECTION 12. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not such a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming such a Borrower Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Borrower Subsidiary of an instrument in the form of Annex 1 hereto, such Borrower Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers under seal as of the date first appearing above.

                                HECHINGER INVESTMENT COMPANY
                                OF DELAWARE, INC.,


                                by____________________________________
                                Name:
                                Title:


                                EACH OF THE BORROWER
                                SUBSIDIARIES LISTED ON
                                SCHEDULE I HERETO, as a Guarantor,


                                by____________________________________
                                Name:
                                Title: Authorized Officer


                                BANKBOSTON RETAIL FINANCE INC.,
                                as Administrative Agent and as Collateral
                                Agent,


                                by____________________________________
                                Name:
                                Title:

                                                                      SCHEDULE I
                                                    to the Indemnity Subrogation
                                                      and Contribution Agreement



                                   Guarantors


      (a)    BSQ Acquisition, Inc., a Delaware corporation
      (b)    BSQ Transferee Corp., a Delaware corporation
      (c)    Hechinger Company , a Delaware corporation
      (d)    Hechinger Stores Company, a Delaware corporation
      (e)    Hechinger Stores East Coast Company, a Delaware corporation
      (f)    HIDS, Inc., a Delaware corporation
      (g)    Hechinger International, Inc., a Delaware corporation
      (h)    Hechinger Property Company, a Delaware corporation
      (i)    Hechinger Financial Holdings Company, a Delaware corporation
      (j)    Hechinger Finance, Inc., a Delaware corporation
      (k)    Pennsy, Inc., a Delaware corporation
      (l)    Hechinger Towers Company, a Delaware corporation
      (m)    PhilProp Holding  Company, a Pennsylvania corporation
      (n)    ManProp Holding Company, a Virginia corporation
      (o)    BucksProp Holding Company, a Pennsylvania corporation
      (p)    HProp. Inc., a Delaware corporation
      (q)    RemProp. Inc., a Delaware corporation
      (r)    Hechinger Royalty Company, a Delaware corporation
      (s)    HQ Mid-Atlantic, LLC, a Delaware limited liability company
      (t)    HQ Southwest LLC, a Delaware limited liability company
      (u)    HQ Partners, L.P., a Delaware limited partnership

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement


        SUPPLEMENT NO. dated as of , to the Indemnity, Subrogation and Contribution Agreement dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), each Borrower Subsidiary listed on Schedule I thereto (the "Guarantors"), THE BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

        A. Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) CENTERS HOLDINGS, INC., a Delaware corporation, BSQ ACQUISITION, INC., a Delaware corporation, BSQ TRANSFEREE CORP., a Delaware corporation, HECHINGER COMPANY, a Delaware corporation, HECHINGER STORES COMPANY, a Delaware corporation, HECHINGER STORES EAST COAST COMPANY, a Delaware corporation (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"),
(iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent and (viii) BancBoston Robertson Stephens Inc., as Syndication Agent, and (b) the Subsidiary Guarantee Agreement dated as of March 18, 1999 between the Guarantors and the Agents (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement").

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

        C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not such a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Borrower Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Borrower Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Collateral Agent and the New Guarantor agree as follows:

        SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

        SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

        IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement under seal as of the day and year first above written.

                                [Name Of New Guarantor],


                                 by____________________________________
                                Name:
                                Title:
                                Address:

                                BANKBOSTON RETAIL FINANCE INC.,
                                as Administrative and as Collateral Agent,


                                 by____________________________________
                                Name:
                                Title:

                                                                      SCHEDULE I
                                           to Supplement No.___ to the Indemnity
                                          Subrogation and Contribution Agreement

                                          Guarantors
               Name                         Address

                                                                     EXHIBIT C-1



            DEED OF TRUST, COLLATERAL ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

        THIS DEED OF TRUST, COLLATERAL ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (hereinafter referred to as this "Deed of Trust") is made and entered into as of this 18th day of March, 1999, by BSQ TRANSFEREE CORP., a corporation organized under the laws of the State of Delaware, as grantor or Grantor (hereinafter referred to as "Grantor"), Grantor having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774, to the Public Trustee of Arapahoe County, Colorado ("Trustee") for the use and benefit of BANKBOSTON RETAIL FINANCE INC., a corporation organized under the laws of the State of Delaware, as Collateral Agent for the Lenders (hereinafter referred to as the "Lenders") party to the Credit Agreement (defined herein), as beneficiary or mortgagee (hereinafter referred to as "Collateral Agent"), Collateral Agent having its principal executive offices at 40 Broad Street, Boston, Massachusetts 02109. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                              W I T N E S S E T H:

        THAT FOR AND IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by Grantor, and in order to secure the Obligations (as hereinafter defined), Grantor does hereby grant, bargain, sell, transfer, assign, mortgage and convey unto the Trustee for the use and benefit of Collateral Agent for the ratable benefit of the Lenders, and its successors and assigns, in trust with power of sale, all of the following described property (hereinafter collectively referred to as the "Property"):

               (a) All that certain tract or parcel of land located in Aurora, Arapahoe County, Colorado, more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Grantor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tract or parcel of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Grantor of, in and to the same (hereinafter collectively referred to as the "Land"); and

               (b) All buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the "Improvements"); and

               (c) All fixtures, machinery, equipment, furniture, inventory, building supplies, appliances, and other articles of personal property, and all materials intended for construction, reconstruction, alteration and repairs of the Improvements, including, but not limited to, all gas and electric fixtures, radiators, heaters, furnaces, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, commodes, basins, pipes, faucets and other plumbing, heating and air conditioning equipment, mirrors, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, floor coverings, furniture, light fixtures, signs, lawn equipment, water heaters, and cooking apparatus and appurtenances, and all other fixtures and equipment now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the maintenance, repair, use, operation, or enjoyment of the Land or the Improvements, whether installed in such a way as to become a part thereof or not, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing and all the right, title and interest of Grantor in and to any of the foregoing, now owned or hereafter acquired by Grantor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Improvements as between the parties hereto and all persons claiming by, through or under them (hereinafter referred to as the "Personal Property"); and

               (d) All right, title and interest of Grantor in and to all policies of insurance, licenses, franchises, permits, service contracts, maintenance contracts, property management agreements, equipment leases, tradenames, trademarks, servicemarks, logos, goodwill, accounts, chattel paper and general intangibles as defined in the Uniform Commercial Code as enacted in the State of Colorado, which in any way now or hereafter belong, relate or appertain to the Land, the Improvements or the Personal Property or any part thereof now owned or hereafter acquired by Grantor, including, without limitation, all condemnation payments, insurance proceeds and escrow funds (hereinafter referred to as the "Intangible Property"); and

               (e) All present and future leases, tenancies, occupancies and licenses, whether written or oral ("Leases") of the Land, the Improvements, the Personal Property and the Intangible Property, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits and other benefits of the Land, the Improvements, the Personal Property and the Intangible Property, from time to time accruing, all payments under Leases, and all payments on account of oil and gas and other mineral Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (hereinafter referred to as the "Revenues"); and

               (f) All the right, title, interest of Grantor in and to all construction contracts, subcontracts, architectural agreements, labor, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other architectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor's agreement entered into with respect to construction of Improvements on the Land (hereinafter collectively referred to as the "Contracts"); and

               (e) All proceeds, products, substitutions and accessions of the foregoing of every type.

        TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to Trustee and its successors and assigns forever, in trust, subject to all of the terms, conditions, covenants and agreements herein set forth to the use, security, benefit and behoof of Collateral Agent and the successors and assigns of Collateral Agent; and Grantor covenants that Grantor is lawfully seized and possessed of the Property and holds marketable fee simple absolute title to the Property shown on Exhibit A, and that the conveyances in this Deed of Trust are subject to only those matters (hereinafter referred to as the "Permitted Liens") to which the Collateral Agent has consented. Except for the Permitted Liens, Grantor does warrant and will forever defend the title to the Property against the claims of all persons whomsoever.

        This Deed of Trust is intended to constitute: (i) a deed of trust and
(ii) a notice of assignment of rents or profits under the Colorado Revised Statutes. This Deed of Trust is also intended to operate and be construed as an absolute present collateral assignment of the rents, issues and profits of the Property, Grantor hereby agreeing, as provided for in the Colorado Revised Statutes, that Collateral Agent is entitled to receive the rents, issues and profits of the Property after the occurrence, and during the continuance, of an Event of Default and without entering upon or taking possession of the Property.

        This Deed of Trust is given to secure the payment and performance of the following described indebtedness and obligations (hereinafter referred to as the "Obligations") pursuant to the following:

               (a) That certain Amended and Restated Credit Agreement dated as of March 18, 1999 by and among others, the Mortgagor, Hechinger Investment Company of Delaware, Inc., as "Borrower", BankBoston Retail Finance Inc. as Administrative Agent for the Lenders, as Collateral Agent and as Swingline Lender, Citicorp USA, Inc., as Documentation Agent, General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, and Back Bay Capital Funding, LLC, as Tranche B Administrative Agent (as modified, amended, supplemented or restated, hereinafter referred to as the "Credit Agreement");

               (b) That certain Amended and Restated Parent Guarantee Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Parent Guarantee") pursuant to which the Grantor guaranteed the Obligations (as defined in the Parent Guarantee) of the Borrower;

               (c) That certain Amended and Restated Subsidiary Guarantee Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Subsidiary Guarantee") pursuant to which the Grantor guaranteed the Obligations (as defined in the Subsidiary Guarantee) of the Borrower;

               (d) That certain Amended and Restated Security Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Security Agreement");

               (e) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other Loan Document , as the same may hereinafter be modified, amended, supplemented or restated, and the payment of all other sums therein covenanted to be paid including, without limitation, all costs and attorneys' fees and all out-of-pocket expenses reasonably incurred by Lender and Lender's attorneys in connection with the Obligations and Lender's efforts to collect or enforce any Obligations;

               (f) Any and all additional advances made by any Lender to protect or preserve the Property or the security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided

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
herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances).

        Grantor hereby further covenants and agrees with Lender as follows:

        1. Payment and Performance of Obligations. Grantor shall promptly pay the Obligations when due, and fully and promptly perform all of the provisions, agreements, covenants and obligations of the Obligations.

        2. Impositions, Liens and Charges.

        Grantor shall pay all the yearly water and sewer bills, real estate taxes, ad valorem taxes, personal property taxes, assessments, betterments, all governmental charges of every name and restriction which may be levied on the Property as well as the yearly premium installments for the insurance covering the Property as required pursuant to Paragraph 3 hereof (hereinafter collectively referred to as the "Impositions") and other charges, if any, attributable to the Property Grantor shall furnish to Collateral Agent all bills and notices of amounts due under this Paragraph 2 as soon as received, and, Grantor shall furnish to Collateral Agent receipts evidencing such payments at least five (5) days prior to the dates on which such payments are delinquent for taxes. Except as otherwise provided in the Credit Agreement, Grantor shall promptly discharge (by bonding, payment or otherwise) any lien filed against the Property (other than Permitted Liens) and will keep and maintain the Property free from the claims of all persons supplying labor or materials to the Property.

        3. Property and Other Insurance. (a) The Grantor shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

               (b) Fire and extended coverage policies maintained with respect to any Property shall be endorsed or otherwise amended to include (i) a non-contributing Deed of Trust clause (regarding the Improvements) and lenders' loss payable clause (regarding Personal Property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, the insurer shall pay all proceeds otherwise payable to the Grantor or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that neither the Grantor, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Grantor, the Administrative Agent or any other party shall be a co-insurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Grantor shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

               (c) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Paragraph 3(c), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Collateral Agent and shall be additional Obligations secured hereby.

               (d) In the event of any loss or damage to the Property, the Grantor shall give immediate written notice to the insurance carrier and to the Collateral Agent. Grantor hereby irrevocably authorizes and empowers Collateral Agent, at Collateral Agent's option and in Collateral Agent's sole discretion, as attorney in fact for Grantor, exercisable after the occurrence of an Event of Default, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Collateral Agent's expenses incurred in the collection of such proceeds. Grantor further authorizes Collateral Agent, at Collateral Agent's option, to apply the balance of such proceeds to the payment of the Obligations in accordance with the terms of the Credit Agreement.

        4. Preservation and Maintenance. Grantor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon the Property, (b) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the equivalent of its condition prior to such damage, injury or loss, or such other condition as Collateral Agent may approve in writing, provided that if Collateral Agent shall not release the net insurance proceeds to Grantor for such purpose, the Grantor's obligation hereunder shall be limited to taking all actions reasonably required to make the remaining portion of the Property safe, in compliance with all applicable laws, ordinances and regulations, and to the extent reasonably possible, economically functional, (c) shall keep the Property, including the Improvements and the Personal Property, in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition, and (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property. Grantor covenants and agrees to give Collateral Agent prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property (including, without limitation, changes in zoning). Neither Grantor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property or any Personal Property in or on the Property (i) except when incident to the replacement of Personal Property with items of like kind, or (ii) to the extent the same would impair the structural integrity or value of the Property.

        5. Transfers. Except as otherwise provided in the Credit Agreement, Grantor will not, directly or indirectly, without the prior written consent of Collateral Agent in each instance: (a) sell, convey, assign, transfer, lease, option, Deed of Trust, pledge, hypothecate or dispose of the Property,

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
or any part thereof or interest therein; or (b) create or suffer to be created or to exist any lien, encumbrance, security interest, Deed of Trust, pledge, restriction, attachment or other charge of any kind upon the Property, or any part thereof or interest therein other than the Permitted Liens.

        6. Hazardous Materials Warranties and Indemnification.

               (a) Definitions. The following definitions shall apply for purposes of this Agreement:

                (i) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

                (ii) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

               (b) Environmental Representations and Warranties of Grantor. In addition to the representations and warranties made in Credit Agreement, Grantor represents and warrants to Lender as follows:

                (i) No condition, activity or conduct exists on or in connection with the Property which constitutes a violation of any Environmental Law.

                (ii) There are no existing or closed underground storage tanks on the Property.

                (iii) None of the following will hereafter be brought on or constitute a part of the Property: friable asbestos or friable asbestos-containing material in any form or condition; urea formaldehyde insulation; transformers or other equipment which contain dicletric fluid containing polychlorinated biphenyls; or leaded paint, except as may be brought on the Property for use or sale in connection with the current use of the Property.

                (iv) To the best of Grantor's knowledge, there no existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Property.

                (v) No notice has been issued to Grantor by any agency, authority, or unit of government that Grantor has been identified as a potentially responsible party under any Environmental Law.

                (vi) There exists no investigation, action, proceeding, or claim by any agency, authority, or unit of government or by any third party which could result in any liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Property or any other real property owned, leased or operated by Grantor.

                (vii) There has been no claim by any party that any use, operation, or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property.

               (c) Environmental Covenants of Grantor. In addition to the Grantor's covenants in the Credit Agreement, the Grantor covenants and agrees with Collateral Agent that Grantor shall:

                (i) comply with all Environmental Laws;

                (ii) not store (except in compliance with all Environmental Laws pertaining thereto), dispose of, Release or allow the Release of any Hazardous Materials on the Property;

                (iii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Materials (except in compliance with all Environmental Laws pertaining thereto); and

                (iv) upon the request of Collateral Agent, after the occurrence of an Event of Default, take all such action (including, without limitation, the conducting of environ mental assessments at the sole expense of the Grantor in accordance with subparagraph (e) hereof) to confirm that no Hazardous Materials are or ever were stored, Released or disposed of on the Property.

               (d) Environmental Indemnity. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Collateral Agent) and hold each Indemnitee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys', consultants' and reasonable and documented experts' fees and disbursements incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnitee or the Property and arising directly or indirectly from or out of: (A) the Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (B) the violation of any Environmental Laws relating to or affecting the Property or the Grantor, whether or not caused by or within the control of Grantor; (C) the failure of Grantor to comply fully with the terms and conditions of this Paragraph 6; (D) the violation of any Environmental Laws in connection with other real property of Grantor which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; (E) the breach of any representation or warranty contained in this Paragraph 6; or (F) the enforcement of this Paragraph 6, including, without limita tion (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Lender's rights under this Paragraph shall be in addition to all other rights of Lender under this Deed of Trust and the other Loan Documents and payments by Grantor under this paragraph shall not reduce Grantor's obligations and liabilities under any of the Loan Documents.

               (e) Notice to Collateral Agent. If Grantor receives any notice or obtains knowledge of (i) any potential or known Release or Threat of Release of any Hazardous Materials at or from the Property, notification of which must be given to any governmental agency under any Environmental Law, or notification of which has, in fact, been given to any governmental agency, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting Grantor or the Property (an "Environmental Complaint") from any person or entity (including, without limitation, the Environmental Protection

Agency), then Grantor shall immediately notify Collateral Agent orally and in writing of said Release or Threat of Release or Environmental Complaint. Upon such notification, Collateral Agent may, at its election without regard to whether an Event of Default has occurred, obtain one or more environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the Collateral Agent which evaluates or confirms (i) whether any Hazardous Materials are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of the Property, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the cost and expense of the Grantor.

              (f) Survival, Assignability, and Transferability.

                (i) The warranties, representations and indemnity set forth in this Paragraph 6 shall survive the payment and performance of the Obligations and any exercise by Collateral Agent of any remedies under this Deed of Trust, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Grantor to Collateral Agent or any Lender in lieu of foreclosure or any deed under a power of sale.

                (ii) It is agreed and intended by Grantor and Collateral Agent that the warranties, representations and indemnity set forth above in this Paragraph 6 may be assigned or otherwise transferred by Collateral Agent to its successors and assigns and to any subsequent purchasers of all or any portion of the Property by, through or under Collateral Agent, without notice to Grantor and without any further consent of Grantor. To the extent consent or any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Grantor in order to maximize the extent and effect of such warranties, representations and indemnity given hereby.

        7. Use of Property. Unless required by applicable law or unless Collateral Agent has otherwise agreed in writing, or unless not prohibited by the Credit Agreement, (i) Grantor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Deed of Trust was executed, and (ii) Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants without Collateral Agent's written consent. Grantor shall comply with, observe and perform all zoning and other laws affecting the Property, all restrictive covenants affecting the Property, and all licenses and permits affecting the Property.

        8. Protection of Lender's Security. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Collateral Agent therein, including, but not limited to, eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankruptcy of the Grantor, then Collateral Agent, at Collateral Agent's option, after the occurrence of an Event of Default, may make such appearances, disburse such sums and take such action as Collateral Agent deems necessary to protect Collateral Agent's interest, including, but not limited to, disbursement of attorneys' fees, payment, contest or compromise or any lien or security interest which is prior to the lien or security interest of this Deed of Trust, and entry upon the Property to make repairs. Any amounts disbursed by Collateral Agent pursuant to this Paragraph 8, with interest thereon, shall become a portion of the Obligations. Unless Grantor and Collateral Agent agree to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Grantor

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

requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. Grantor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 8 shall require Collateral Agent to incur any expense or do any act.

        9. Condemnation. If the Property or any portion thereof shall be damaged or taken through condemnation (which term, when used in this Deed of Trust, shall include any damage or taking by any governmental authority, quasi-governmental authority, any party having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the Property shall no longer constitute Eligible Real Estate under the Credit Agreement. Upon the occurrence of an Event of Default, Grantor authorizes Collateral Agent, at Collateral Agent's option, as attorney in fact for Grantor, to commence, appear in and prosecute, in Collateral Agent's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Collateral Agent. Grantor authorizes Collateral Agent to apply such awards, proceeds or damages, after the deduction of Collateral Agent's expenses incurred in the collection of such amounts in the manner provided in the Credit Agreement. Grantor agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that Collateral Agent may require.

        10. Grantor and Lien Not Released. From time to time, without affecting the obligation of Grantor or Grantor's successors or assigns to pay the Obligations and to observe the covenants of Grantor contained in this Deed of Trust and the other Loan Documents, and without affecting the guaranty of any person, corporation, partnership or other entity for payment or performance of the Obligations, and without affecting the lien or priority of lien of this Deed of Trust on the Property, Collateral Agent may, at Collateral Agent's option, without giving notice to or obtaining the consent of Grantor, Grantor's successors or assigns or of any guarantor, and without liability on the Collateral Agent's or any Lender's part, but subject to the terms and conditions of the Credit Agreement, grant extensions or postponements of the time for payment of the Obligations or any part thereof, release anyone liable on any of the Obligations, accept a renewal note or notes therefor, release from this Deed of Trust any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Grantor to modify the terms and conditions of any Loan Document. Grantor shall pay such title insurance premiums and attorneys' fees as may be incurred, at Lender's option, for any such action if taken at Grantor's request.

        11. Forbearance Not Waiver. Any forbearance by Collateral Agent or any Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other liens or charges by Collateral Agent shall not be a waiver of Collateral Agent's right to accelerate the maturity of the Obligations. Collateral Agent's receipt of any awards, proceeds or damages under Paragraphs 3 and 9 hereof shall not operate to cure or waive Grantor's default in payment of the Obligations.

        12. Security Agreement. Insofar as any item of property included in the Property which is or might be deemed to be "personal property" is concerned, the Grantor acknowledges and agrees that the Grantor has granted the Collateral Agent a first perfected security interest in and to each and every item of personal property (hereinafter referred to as "Personal Property") pursuant the certain

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

Security Agreement of even date herewith and warrants and agrees that there is no financing statement covering the Personal Property, or any part thereof, on file in any public office of which the Collateral Agent has not received notice.

        13. Leases and Revenues.

               (a) As part of the consideration for the Obligations, Grantor has absolutely and unconditionally collaterally assigned and transferred to Collateral Agent for the ratable benefit of the Lenders all of Grantor's right, title and interest in and to the Leases and the Revenues, including those now due, past due or to become due by virtue of any Lease for the occupancy or use of all or any part of the Property.

               (b) Grantor agrees that neither the foregoing assignment of Leases and Revenues, nor the assignment provided for in the Lease Assignment, nor the exercise of any of Lender's rights and remedies under Paragraph 19 hereof shall be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Collateral Agent, in person or by Collateral Agent, assumes actual possession thereof. Nor shall the appointment of any receiver for the Property by any court at the request of Collateral Agent or by agreement with Grantor, or the entering into possession of any part of the Property by such receiver, be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

               (c) If Collateral Agent or a receiver enters upon, takes possession of and maintains control of the Property, all Revenues thereafter collected shall be applied first to the costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys' fees actually incurred, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as landlord, lessor or licensor of the Property and then to the Obligations. Collateral Agent or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Collateral Agent shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Collateral Agent pursuant to Paragraph 18 hereof. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies expended by Collateral Agent for such purposes shall become a portion of the Obligations. Unless Collateral Agent and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. The entering upon and taking possession of and maintaining of control of the Property by Collateral Agent or the receiver pursuant to Paragraph 18 hereof and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Collateral Agent hereunder.

        14. Leases of the Property and Collection of Revenues. Except as provided for in the Credit Agreement, Grantor will not enter into any Lease of all or any substantial portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of the Property, without the prior written consent of Collateral Agent (which consent shall not

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

be unreasonably withheld). Grantor agrees not to collect or accept the payment of any Revenues, or other income or profit from, or on account of, any use or occupancy of the Property, in advance of the time when such payment becomes due unless such amount is delivered to Collateral Agent to be applied to the Obligations.

        15. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

        16. Taxation of Deed of Trusts. In the event of the enactment of any law deducting from the value of the Property any Deed of Trust lien thereon, or imposing upon Collateral Agent the payment of all or part of the taxes, charges or assessments previously paid by Grantor pursuant to this Deed of Trust, or changing the law relating to the taxation of Deed of Trusts or debts secured by Deed of Trusts or Collateral Agent's interest in the Property so as to impose new incidents of tax on Collateral Agent, then Grantor shall pay such taxes or assessments or shall reimburse Collateral Agent therefor; provided that, however, if in the opinion of counsel to Collateral Agent, such payment cannot lawfully be made by Grantor, then Collateral Agent may, at Collateral Agent's option, declare the Obligations to be immediately due and payable and invoke any remedies permitted by Paragraph 19 of this Deed of Trust

        17. Events of Default and Acceleration. The term "Event of Default", wherever used in this Deed of Trust, shall mean the occurrence of any "Event of Default" as defined in the Credit Agreement.

        If an Event of Default shall have occurred, Collateral Agent may, at Collateral Agent's option, by notice to Grantor declare the entire Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by Grantor; provided, however, the Grantor acknowledges that as to certain Events of Default, as set forth in the Credit Agreement, the Obligations automatically shall become and be immediately due and payable, without any declaration or other act on the part of Collateral Agent. No omission on the part of Collateral Agent to exercise such option when entitled to do so shall be construed as a waiver of such right.

        18.    Rights and Remedies.

               (a) Power of Sale and other Remedies. Upon the occurrence of any Event of Default, and whether or not Collateral Agent shall have accelerated the maturity of the Obligations pursuant to Paragraph 17 hereof, Collateral Agent, at its option, may exercise any of the following rights and remedies against all or a portion of the fee interest in the Property:


                      (i) foreclose this Deed of Trust insofar as it encumbers the Property, either by judicial action or through Trustee. Foreclosure through Trustee will be initiated by Collateral Agent's filing of its notice of election and demand for sale with Trustee. Trustee shall have the power to sell and dispose of the Property (en masse or in separate parcels) as Trustee may deem best or as may Collateral Agent may direct. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four (4) weeks' public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the county or city and county in which the Property is located. Any sale conducted by Trustee pursuant to this Paragraph 18 shall be held at the front door of the county courthouse for such county or city and county,

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

        or on the Property, or at such other place as similar sales are then customarily held in such county or city and county, provided that the actual place of sale shall be specified in the notice of sale. All fees, costs and expenses of any kind incurred by Collateral Agent in connection with foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals of the Property obtained by Collateral Agent, all costs of any receivership for the Property advanced by Collateral Agent, and all attorneys' and consultants' fees incurred by Collateral Agent, shall constitute a part of the Obligations and may be included as part of the amount owing from Grantor to Collateral Agent at a foreclosure sale. Except as otherwise provided by law, the proceeds of any sale under this Paragraph 18 shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Obligations; any surplus remaining shall be paid over to Grantor or to such other person or persons as may be lawfully entitled to such surplus. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Grantor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be. Nothing in this Paragraph 19 dealing with public trustee foreclosure procedures or specifying particular actions to be taken by Collateral Agent or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

                      (ii) either with or without entering upon or taking possession of the Property, demand, collect and receive any or all Revenues;

                      (iii) exercise its rights as a secured party with respect to the Personal Property and enter upon any premises on which the Personal Property or any part thereof may be situated and remove the same;

                      (iv) either with or without taking possession of the Personal Property, sell, lease or otherwise dispose of the Personal Property in its then condition or following such preparation as Collateral Agent deems advisable;

                      (v) either with or without entering upon or taking possession of the Property, and without assuming any obligations of Grantor thereunder, exercise the rights of Grantor under, use or benefit from, any of the Leases;

                      (vi) in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of Leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as Collateral Agent, in its sole discretion, deems proper or appropriate;

                      (vii) proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Obligations or the performance of any term, covenant, condition or agreement of this Deed of Trust or the Credit Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Collateral Agent shall determine most effectual for such purposes;

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




                      (viii) institute and maintain such suits and proceedings as Collateral Agent may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Deed of Trust, to preserve or protects its interest in the Property and the Revenues, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Collateral Agent;

                      (ix) apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Obligations;

                      (x) foreclose any and all rights of Grantor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of the State of Colorado;

                      (xi) in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the creditors or property of Grantor, Collateral Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Collateral Agent allowed in such proceedings for the entire amount of the Obligations at the date of the institution of such proceedings and for any additional portion of the Obligations accruing after such date; or

                      (xii) exercise any other right or remedy of a Deed of Trust or secured party under the laws of the State of Colorado.

               (b) Receiver. If an Event of Default shall have occurred Collateral Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the Revenues. The receiver may be appointed on an ex parte basis and shall have all of the rights and powers permitted under the laws of the State of Colorado. Grantor will pay to Collateral Agent upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to such appointment and all such expenses shall be a portion of the Obligations.

               (c) Sale or Other Disposition of Property. The Collateral Agent, in connection with the exercise of its rights under, and in accordance with the terms and conditions of the Uniform Commercial Code as enacted in the State of Colorado (the "UCC") may conduct any sale or other disposition of the Property at public or private sale, to the extent such private sale is authorized under the provisions of the UCC upon the Land, in which event Collateral Agent shall not be liable for any rent or charge for such use of the Land. Collateral Agent may purchase the Property, or any portion of it, at any sale held under this Paragraph 18. With respect to any Property to be sold pursuant to the UCC, Collateral Agent shall give Grantor at least ten (10) days written notice of the date, time, and place of any proposed public sale, and of the date after which a private sale or other disposition may be made. Collateral Agent may sell any of the Personal Property as part of the real property comprising the Property, or any portion or unit thereof, at the foreclosure sale or sales conducted pursuant hereto. If the provisions of the UCC are applicable to any part of the Personal Property which is to be sold in combination with or as part of the real property comprising the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the STATUTORY POWER OF SALE with respect to the real property or any part thereof. Grantor waives any right to require the marshaling of any of its assets in connection with any disposition conducted pursuant hereto. In the

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

event all or part of the Property is included at any foreclosure sale conducted pursuant hereto, a single total price for the Property, or such part thereof as is sold, may be accepted by Collateral Agent with no obligation to distinguish between the application of such proceeds amongst the property comprising the Property.

               (d) Collection of Revenues. In connection with the exercise by Collateral Agent of the rights and remedies provided for in subparagraph (a)(ii) of this Paragraph 18:

                      (i) Collateral Agent may notify any tenant, lessee or licensee of the Property, either in the name of Collateral Agent or Grantor, to make payment of Revenues directly to Collateral Agent or Collateral Agent's agents, may advise any person of Collateral Agent's interest in and to the Revenues, and may collect directly from such tenants, lessees and licensees all amounts due on account of the Revenues;

                      (ii) At Collateral Agent's request, Grantor will provide written notification to any or all tenants, lessees and licensees of the Property concerning Collateral Agent's interest in the Revenues and will request that such tenants, lessees and licensees forward payment thereof directly to Collateral Agent;

                      (iii) Grantor shall hold any proceeds and collections of any of the Revenues in trust for Collateral Agent and shall not commingle such proceeds or collections with any other funds of Grantor; and

                      (iv) Grantor shall deliver all such proceeds to Collateral Agent immediately upon the receipt thereof by Grantor in the identical form received, but duly endorsed or assigned on behalf of Grantor to Collateral Agent.

               (e) Use and Occupation of Property. In connection with the exercise of Collateral Agent's rights under Subparagraph (a)(vi) of this Paragraph 18, Collateral Agent may enter upon, occupy, and use all or any part of the Property and may exclude Grantor from the Land and the Improvements or portion thereof as may have been so entered upon, occupied, or used. Collateral Agent shall not be required to remove any Personal Property from the Land and the Improvements upon Collateral Agent's taking possession thereof, and may render any Personal Property unusable to Grantor. In the event Collateral Agent manages the Land and the Improvements in accordance with Subparagraph (a)(vi) herein, Grantor shall pay to Collateral Agent on demand a reasonable fee for the management thereof in addition to the Obligations. Further, Collateral Agent may construct such Improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Collateral Agent, in its sole discretion, deems proper or appropriate. The obligation of Grantor to pay such amounts and all expenses incurred by Collateral Agent in the exercise of its rights hereunder shall be included in the Obligations and shall accrue interest at the default rate of interest stated in the Credit Agreement, unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law.

               (f) Partial Sales. Grantor agrees that in case Collateral Agent, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Obligations.

               (g) Assembly of Collateral. Upon the occurrence of any Event of Default, Collateral Agent may require Grantor to assemble the Collateral and make it available to Collateral

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



Agent, at Grantor's sole risk and expense, at a place or places to be designated by Collateral Agent which are reasonably convenient to both Collateral Agent and Grantor.

               (h) Power of Attorney. Upon the occurrence of any Event of Default, Grantor hereby irrevocably constitutes and appoints Collateral Agent as Grantor's true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Collateral Agent's interest therein, each at the sole risk, cost and expense of Grantor, but for the sole benefit of Collateral Agent. The rights and powers granted Collateral Agent by the within appointment include, but are not limited to, the right and power to:
(i) prosecute, defend, compromise, settle, or release any action relating to the Property; (ii) endorse the name of Grantor in favor of Collateral Agent upon any and all checks or other items constituting Revenues; (iii) sign and endorse the name of Grantor on, and to receive as secured party, any of the Personal Property; (iv) sign and file or record on behalf of Grantor any financing or other statement in order to perfect or protect Collateral Agent's security interest; (v) enter into leases or subleases relative to all or a portion of the Land or the Improvements; (vi) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any Improvements on the Land; (vii) manage, operate, maintain, or repair the Land and the Improvements; and (viii) exercise the rights of Grantor under any Leases, or Intangible Personal Property. Collateral Agent shall not be obligated to perform any of such acts or to exercise any of such powers, but if Collateral Agent elects so to perform or exercise, Collateral Agent shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Grantor except for Collateral Agent's willful misconduct or gross negligence. All powers conferred upon Collateral Agent by this Deed of Trust, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of Collateral Agent.

        19. Notices. Any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Deed of Trust shall be given or served as provided in the Credit Agreement.

        20. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Collateral Agent and Grantor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

        21. Governing Law; Severability. This Deed of Trust and the obligations of Grantor hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts except that the creation, governance, administration and enforcement of liens and rights and remedies with respect to the Property shall be governed by and interpreted in accordance with the laws of the State of Colorado. In the event that any provision or clause of this Deed of Trust or any other Loan Document conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or such Loan Document which can be given effect without the conflicting provision, and to this end, the provisions of this Deed of Trust and the other Loan Documents are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted so that any charge for which provision is made in this Deed of Trust or in the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Grantor, is interpreted so that any such charge, whether considered separately or together with other charges that are considered a part of the transaction represented by this Deed of Trust and the other Loan Documents, violates such law, and Grantor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Collateral Agent in excess of the amounts payable to Collateral Agent pursuant to such charges as reduced shall be applied by Collateral Agent to reduce the principal of the Obligations.

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

        22. Discharge. Upon payment and performance of the Obligations, Collateral Agent shall discharge this Deed of Trust. Grantor shall pay Collateral Agent's reasonable costs incurred in discharging this Deed of Trust.

        23. Waivers. (a) Grantor agrees to the full extent permitted by law, that in case of an Event of Default hereunder, neither Grantor nor anyone claiming through or under Grantor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for Grantor and all who may at any time claim through or under Grantor, hereby waives to the fullest extent that Grantor may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

               (b) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

               (c) Neither this Deed of Trust nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

               (d) In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Collateral Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Obligations or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings (including, without limitation, the restrictions upon transfer contained in Paragraph 5).

        24. Further Assurances. At any time and from time to time, upon request by Collateral Agent, Grantor will make, execute and deliver, or cause to be made, executed and delivered, to Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Collateral Agent, any and all such other and further assignments, Deed of Trusts, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Collateral Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Grantor under this Deed of Trust, and (b) the lien and security interest created by this Deed of Trust upon the Property. Upon any failure by Grantor so to do, Collateral Agent may make, execute, record, file, re-record and/or refile any and all such assignments, Deed of Trusts, security agreements, financing statements, continuation statements, instruments, certificates, and documents

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

for and in the name of Grantor, and Grantor hereby irrevocably appoints Collateral Agent the agent and attorney in fact of Grantor so to do.

        25. Subrogation. Collateral Agent shall be subrogated to all right, title, lien or equity of all persons to whom Collateral Agent may have paid any monies in settlement of liens, charges or assessments, or in acquisition of title or for its benefit hereunder, or for the benefit or account of Grantor upon execution of the Note or subsequently paid under any provisions hereof.

        26. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust and any and all other Loan Documents.

        27. Collateral Agent's Fees and Expenses; Indemnification. (a) Without in anyway limiting any other reimbursement obligations contained under the other Loan Documents, the Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Deed of Trust, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Property, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof.

               (b) Without limitation of its indemnification obligations under the other Loan Documents, the Grantor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Deed of Trust or any claim, litigation, investigation or proceeding relating hereto or to the Property, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Paragraph 27 shall remain operative and in full force and effect regardless of the termination of this Deed of Trust or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Deed of Trust or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Paragraph 27 shall be payable on written demand therefor.

        28. WAIVER OF JURY TRIAL. THE GRANTOR AND THE AGENT ON BEHALF OF THE LENDERS BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. THE GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF

TRUST AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 28.

        29. Jurisdiction; Consent to Service of Process. (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Deed of Trust or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Deed of Trust shall affect any right that the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Grantor or its properties in the courts of any jurisdiction. Without limiting the foregoing, the Grantor hereby consents to personal jurisdiction in any state or federal court located in the State of Colorado for the purpose of enforcement of the Collateral Agent's liens and Rights and Remedies.

               (b) The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Deed of Trust or the other Loan Documents in any Court referred to in subparagraph (a) of this Paragraph 29 other than a Court referred to in the last sentence of subparagraph (a) that is not referred to elsewhere in such subparagraph (a). The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) The Grantor irrevocably consents to service of process in the manner provided for notices in Paragraph 19. Nothing in this Deed of Trust will affect the right of the Collateral Agent or any Lender to serve process in any other manner permitted by law.


        30. Warranties and Representations. The warranties, representations, covenants and agreements made by the Grantor herein are supplemental to those set forth in the Credit Agreement, and in the event of any inconsistency, the terms and conditions of the Credit Agreement shall control.

        IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal, as of the day and year first above written.

Witness:                                  BSQ TRANSFEREE CORP., a Delaware
                                          corporation


____________________________________      By:__________________________________
Print Name:
                                          Name:________________________________

____________________________________      Title:_______________________________
Print Name:

(seal)


COMMONWEALTH OF MASSACHUSETTS)
SUFFOLK County )

        On this 18th day of March 1999, before me personally appeared the above-named _____________________, the ____________________ of BSQ Transferee
Corp., a Delaware corporation and acknowledged the foregoing to be his free act and deed and the free act and deed of BSQ Transferee Corp., a Delaware corporation.


                                          ------------------------------------
                                          Notary Public
                                          My commission expires:

                                                 (AFFIX SEAL)

DRAFTED BY AND WHEN
RECORDED RETURN TO:

Riemer & Braunstein
Three Center Plaza
Boston, Massachusetts 02108
Attention: Robert E. Paul, Esquire

                                    EXHIBIT A


                           [Legal Description of Land]

                                                                     EXHIBIT C-2


                            LEASEHOLD DEED OF TRUST,
                    COLLATERAL ASSIGNMENT OF LEASES AND RENTS
                                       AND
                               SECURITY AGREEMENT

     THIS LEASEHOLD DEED OF TRUST, COLLATERAL ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (hereinafter referred to as this "Deed of Trust") is made and entered into as of this 18th day of March, 1999, by BSQ TRANSFEREE CORP., a corporation organized under the laws of the State of Delaware, as grantor or Grantor (hereinafter referred to as "Grantor"), Grantor having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774, to the Public Trustee of Arapahoe County, Colorado ("Trustee") for the use and benefit of BANKBOSTON RETAIL FINANCE INC., a corporation organized under the laws of the State of Delaware, as Collateral Agent for the Lenders (hereinafter referred to as the "Lenders") party to the Credit Agreement (defined herein), as beneficiary or mortgagee (hereinafter referred to as "Collateral Agent"), Collateral Agent having its principal executive offices at 40 Broad Street, Boston, Massachusetts 02109. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.


                              W I T N E S S E T H:

     THAT FOR AND IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by Grantor, and in order to secure the Obligations (as hereinafter defined), Grantor does hereby grant, bargain, sell, transfer, assign, mortgage and convey unto the Trustee for the use and benefit of Collateral Agent for the ratable benefit of the Lenders, and its successors and assigns, in trust with power of sale, all of the following described property (hereinafter collectively referred to as the "Property"):

     (a) All that certain tract or parcel of land located in Glendale, Arapahoe County, Colorado, more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Grantor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tract or parcel of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Grantor of, in and to the same, including, without limitation, the leasehold estate held by the Grantor (pursuant to an Assignment and Assumption of Lease and Rents and Conveyance of Owned Improvements dated as of September 24, 1997 from Builders Square, Inc.

     and recorded with Arapahoe County at Reception No. A7120333, in and to that certain Ground Lease (hereinafter together with all amendments and future amendments thereto, referred to as the "Ground Lease") originally dated August 6, 1959 between Hildreth Frost, Jr., and Doris B. Front (hereinafter referred to as the "Ground Lessor") and Aqua Bowl Motel, Inc., as original lessee and recorded in Arapahoe County Recorder's Office on April 6, 1960 in Book 1183 at Page 495, as amended by Amendment recorded March 28, 1979 in Book 2960 at Page 229, and Second Amendment recorded August 18, 1961 in Book 1282 at Page 11 and affected by Assignment of Lease recorded March 28, 1979 in Book 2960 at Page 234, and Assignment of Lease recorded August 10, 1993 in Book 7074 at Page 221, and Assignment recorded November 14, 1994 in Book 7772 at Page 592, and Modification recorded May 24, 1995 in Book 7962 at Page 590 and Assignment recorded September 24, 1997 at Reception No. A71220333 (hereinafter collectively referred to as the "Land"); and

     (b) All buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the "Improvements"); and

     (c) All fixtures, machinery, equipment, furniture, inventory, building supplies, appliances, and other articles of personal property, and all materials intended for construction, reconstruction, alteration and repairs of the Improvements, including, but not limited to, all gas and electric fixtures, radiators, heaters, furnaces, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, commodes, basins, pipes, faucets and other plumbing, heating and air conditioning equipment, mirrors, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, floor coverings, furniture, light fixtures, signs, lawn equipment, water heaters, and cooking apparatus and appurtenances, and all other fixtures and equipment now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the maintenance, repair, use, operation, or enjoyment of the Land or the Improvements, whether installed in such a way as to become a part thereof or not, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing and all the right, title and interest of Grantor in and to any of the foregoing, now owned or hereafter acquired by Grantor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Improvements as between the parties hereto and all persons claiming by, through or under them (hereinafter referred to as the "Personal Property"); and

     (d) All right, title and interest of Grantor in and to all policies of insurance, licenses, franchises, permits, service contracts, maintenance contracts, property management agreements, equipment leases, tradenames, trademarks, servicemarks, logos, goodwill, accounts, chattel paper and general intangibles as defined in the Uniform Commercial Code as enacted in the State of Colorado, which in any way now or hereafter belong, relate or appertain to the Land, the Improvements or the Personal Property or any part thereof now owned or hereafter acquired by Grantor, including, without limitation, all condemnation payments, insurance proceeds and escrow funds (hereinafter referred to as the "Intangible Property"); and

     (e) All present and future leases, tenancies, occupancies and licenses, whether written or oral ("Leases") of the Land, the Improvements, the Personal Property and the Intangible Property, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits and other benefits of the Land, the Improvements, the Personal Property and the Intangible Property, from time to time accruing, all payments under Leases, and all payments on account of oil and gas and other mineral Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (hereinafter referred to as the "Revenues"); and

     (f) All the right, title, interest of Grantor in and to all construction contracts, subcontracts, architectural agreements, labor, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other architectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor's agreement entered into with respect to construction of Improvements on the Land (hereinafter collectively referred to as the "Contracts"); and

     (e) All proceeds, products, substitutions and accessions of the foregoing of every type.

     TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to Trustee and its successors and assigns forever, in trust, subject to all of the terms, conditions, covenants and agreements herein set forth to the use, security, benefit and behoof of Collateral Agent and the successors and assigns of Collateral Agent; and Grantor covenants that Grantor is lawfully seized and possessed of the Property and holds (i) marketable fee simple absolute title to that portion of the Property shown as Parcels 1 and 2 on Exhibit A , and (ii) a marketable leasehold interest to that portion of the Property shown as Parcel 3 on Exhibit A and has good right to convey the Property including its interest in the Ground Lease, and that the conveyances in this Deed of Trust are subject to only those matters (hereinafter referred to as the "Permitted Liens") to which the Collateral Agent has consented. Except for the Permitted Liens, Grantor does warrant and will forever defend the title to the Property against the claims of all persons whomsoever.

        This Deed of Trust is intended to constitute: (i) a deed of trust and
(ii) a notice of assignment of rents or profits under the Colorado Revised Statutes. This Deed of Trust is also intended to operate and be construed as an absolute present collateral assignment of the rents, issues and profits of the Property, Grantor hereby agreeing, as provided for in the Colorado Revised Statutes, that Collateral Agent is entitled to receive the rents, issues and profits of the Property after the occurrence, and during the continuance, of an Event of Default and without entering upon or taking possession of the Property.

     This Deed of Trust is given to secure the payment and performance of the following described indebtedness and obligations (hereinafter referred to as the "Obligations") pursuant to the following:

     (a) That certain Amended and Restated Credit Agreement dated as of March 18, 1999 by and among others, the Mortgagor, Hechinger Investment Company of Delaware, Inc., as "Borrower", BankBoston Retail Finance Inc. as Administrative Agent for the Lenders, as Collateral Agent and as Swingline Lender, Citicorp USA, Inc., as Documentation Agent, General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, and Back Bay Capital Funding, LLC, as Tranche B Administrative Agent (as modified, amended, supplemented or restated, hereinafter referred to as the "Credit Agreement");

     (b) That certain Amended and Restated Parent Guarantee Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Parent Guarantee") pursuant to which the Grantor guaranteed the Obligations (as defined in the Parent Guarantee) of the Borrower;

     (c) That certain Amended and Restated Subsidiary Guarantee Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Subsidiary Guarantee") pursuant to which the Grantor guaranteed the Obligations (as defined in the Subsidiary Guarantee) of the Borrower;

     (d) That certain Amended and Restated Security Agreement dated as of March 18, 1999 by and among others, the Grantor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Security Agreement");

     (e) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other Loan Document , as the same may hereinafter be modified, amended, supplemented or restated, and the payment of all other sums therein covenanted to be paid including, without limitation, all costs and attorneys' fees and all out-of-pocket expenses reasonably incurred by Lender and Lender's attorneys in connection with the Obligations and Lender's efforts to collect or enforce any Obligations;

     (f) Any and all additional advances made by any Lender to protect or preserve the Property or the security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other

     Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances).

          Grantor hereby further covenants and agrees with Lender as follows:

     1. Payment and Performance of Obligations. Grantor shall promptly pay the Obligations when due, and fully and promptly perform all of the provisions, agreements, covenants and obligations of the Obligations.


     2.   Impositions, Liens and Charges.

          Grantor shall pay the yearly water and sewer bills, real estate taxes, ad valorem taxes, personal property taxes, assessments, betterments, all governmental charges of every name and restriction which may be levied on the Property as well as the yearly premium installments for the insurance covering the Property as required pursuant to Paragraph 3 hereof (hereinafter collectively referred to as the "Impositions") and other charges, if any, attributable to the Property. Grantor shall furnish to Collateral Agent all bills and notices of amounts due under this Paragraph 2 as soon as received, and, Grantor shall furnish to Collateral Agent receipts evidencing such payments at least five (5) days prior to the dates on which such payments are delinquent for taxes. Except as otherwise provided in the Credit Agreement, Grantor shall promptly discharge (by bonding, payment or otherwise) any lien filed against the Property (other than Permitted Liens) and will keep and maintain the Property free from the claims of all persons supplying labor or materials to the Property.

     3. Property and Other Insurance. (a) The Grantor shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

          (b) Fire and extended coverage policies maintained with respect to any Property shall be endorsed or otherwise amended to include (i) a non-contributing Deed of Trust clause (regarding the Improvements) and lenders' loss payable clause (regarding Personal Property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, the insurer shall pay all proceeds otherwise payable to the Grantor or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that neither the Grantor, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders.

     Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Grantor, the Administrative Agent or any other party shall be a co-insurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Grantor shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

          (c) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Paragraph 3(c), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Collateral Agent and shall be additional Obligations secured hereby.

          (d) In the event of any loss or damage to the Property, the Grantor shall give immediate written notice to the insurance carrier and to the Collateral Agent. Grantor hereby irrevocably authorizes and empowers Collateral Agent, at Collateral Agent's option and in Collateral Agent's sole discretion, as attorney in fact for Grantor, exercisable after the occurrence of an Event of Default, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Collateral Agent's expenses incurred in the collection of such proceeds. Grantor further authorizes Collateral Agent, at Collateral Agent's option, to apply the balance of such proceeds to the payment of the Obligations in accordance with the terms of the Credit Agreement.


     4. Preservation and Maintenance. Grantor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon the Property, (b) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the equivalent of its condition prior to such damage, injury or loss, or such other condition as Collateral Agent may approve in writing, provided that if Collateral Agent shall not release the net insurance proceeds to Grantor for such purpose, the Grantor's obligation hereunder shall be limited to taking all actions reasonably required to make the remaining portion of the Property safe, in compliance with all applicable laws, ordinances and regulations, and to the extent reasonably possible, economically functional, (c) shall keep the Property, including the Improvements and the Personal Property, in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition, and (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property. Grantor covenants and agrees to give Collateral Agent prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property (including, without limitation, changes in zoning). Neither Grantor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property or any Personal Property in or on the Property (i) except when incident to the replacement of Personal Property with items of like kind, or (ii) to the extent the same would impair the structural integrity or value of the Property.

     5. Transfers. Except as otherwise provided in the Credit Agreement, Grantor will not, directly or indirectly, without the prior written consent of Collateral Agent in each instance: (a) sell, convey, assign, transfer, lease, option, Deed of Trust, pledge, hypothecate or dispose of the Property, or any part thereof or interest therein; or (b) create or suffer to be created or to exist any lien, encumbrance, security interest, Deed of Trust, pledge, restriction, attachment or other charge of any kind upon the Property, or any part thereof or interest therein other than the Permitted Liens.

     6.   Hazardous Materials Warranties and Indemnification.

          (a) Definitions. The following definitions shall apply for purposes of this Agreement:

               (i) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

               (ii)"Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

          (b) Environmental Representations and Warranties of Grantor. In addition to the representations and warranties made in Credit Agreement, Grantor represents and warrants to Lender as follows:

               (i) No condition, activity or conduct exists on or in connection with the Property which constitutes a violation of any Environmental Law.

               (ii) There are no existing or closed underground storage tanks on the Property.

               (iii) None of the following will hereafter be brought on or constitute a part of the Property: friable asbestos or friable asbestos-containing material in any form or condition; urea formaldehyde insulation; transformers or other equipment which contain dicletric fluid containing polychlorinated biphenyls; or leaded paint, except as may be brought on the Property for use or sale in connection with the current use of the Property.

               (iv) To the best of Grantor's knowledge, there are no existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Property.

               (v) No notice has been issued to Grantor by any agency, authority, or unit of government that Grantor has been identified as a potentially responsible party under any Environmental Law.

               (vi) There exists no investigation, action, proceeding, or claim by any agency, authority, or unit of government or by any third party which could result in any liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Property or any other real property owned, leased or operated by Grantor.

               (vii) There has been no claim by any party that any use, operation, or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property.

          (c) Environmental Covenants of Grantor. In addition to the Grantor's covenants in the Credit Agreement, the Grantor covenants and agrees with Collateral Agent that Grantor shall:

               (i)  comply with all Environmental Laws;

               (ii) not store (except in compliance with all Environmental Laws pertaining thereto), dispose of, Release or allow the Release of any Hazardous Materials on the Property;

               (iii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Materials (except in compliance with all Environmental Laws pertaining thereto); and

               (iv) upon the request of Collateral Agent, after the occurrence of an Event of Default, take all such action (including, without limitation, the conducting of environmental assessments at the sole expense of the Grantor in accordance with subparagraph (e) hereof) to confirm that no Hazardous Materials are or ever were stored, Released or disposed of on the Property.

          (d) Environmental Indemnity. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Collateral Agent) and hold each Indemnitee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys', consultants' and reasonable and documented experts' fees and disbursements incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnitee or the Property and arising directly or indirectly from or out of: (A) the Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor;
     (B) the violation of any Environmental Laws relating to or affecting the Property or the Grantor, whether or not caused by or within the control of Grantor; (C) the failure of Grantor to comply fully with the terms and conditions of this Paragraph 6; (D) the violation of any Environmental Laws in connection with other real property of Grantor which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; (E) the breach of any representation or warranty contained in this Paragraph 6; or (F) the enforcement of this Paragraph 6, including, without limitation (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Lender's rights under this Paragraph shall be in addition to all other rights of Lender under this Deed of Trust and the other Loan Documents and payments by Grantor under this paragraph shall not reduce Grantor's obligations and liabilities under any of the Loan Documents.

     (e) Notice to Collateral Agent. If Grantor receives any notice or obtains knowledge of (i) any potential or known Release or Threat of Release of any Hazardous Materials at or from the Property, notification of which must be given to any governmental agency under any Environmental Law, or notification of which has, in fact, been given to any governmental agency, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting Grantor or the Property (an "Environmental Complaint") from any person or entity (including, without limi tation, the Environmental Protection Agency), then Grantor shall immediately notify Collateral Agent orally and in writing of said Release or Threat of Release or Environmental Complaint. Upon such notification, Collateral Agent may, at its election without regard to whether an Event of Default has occurred, obtain one or more environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the

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Collateral Agent which evaluates or confirms (i) whether any Hazardous Materials are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply with all Environmental
Laws. Environmental assessments may include detailed visual inspections of the Property, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the cost and expense of the Grantor.

     (f)  Survival, Assignability, and Transferability.

          (i) The warranties, representations and indemnity set forth in this Paragraph 6 shall survive the payment and performance of the Obligations and any exercise by Collateral Agent of any remedies under this Deed of Trust, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Grantor to Collateral Agent or any Lender in lieu of foreclosure or any deed under a power of sale.

          (ii) It is agreed and intended by Grantor and Collateral Agent that the warranties, representations and indemnity set forth above in this Paragraph 6 may be assigned or otherwise transferred by Collateral Agent to its successors and assigns and to any subsequent purchasers of all or any portion of the Property by, through or under Collateral Agent, without notice to Grantor and without any further consent of Grantor. To the extent consent or any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Grantor in order to maximize the extent and effect of such warranties, representations and indemnity given hereby.

7. Use of Property. Unless required by applicable law or unless Collateral Agent has otherwise agreed in writing, or unless not prohibited by the Credit Agreement, (i) Grantor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Deed of Trust was executed, and (ii) Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants without Collateral Agent's written consent. Grantor shall comply with, observe and perform all zoning and other laws affecting the Property, all restrictive covenants affecting the Property, and all licenses and permits affecting the Property.

8. Protection of Lender's Security. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Collateral Agent therein, including, but not limited to, eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankruptcy of the Grantor, then Collateral Agent, at Collateral Agent's option, after the occurrence of an Event of Default, may make such appearances, disburse such sums and take such action as Collateral Agent deems necessary to protect Collateral Agent's interest, including, but not limited to, disbursement of attorneys' fees, payment, contest or compromise or any lien or security interest which is prior to the lien or security interest of this

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

Deed of Trust, and entry upon the Property to make repairs. Any amounts disbursed by Collateral Agent pursuant to this Paragraph 8, with interest thereon, shall become a portion of the Obligations. Unless Grantor and Collateral Agent agree to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. Grantor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 8 shall require Collateral Agent to incur any expense or do any act.

9. Condemnation. If the Property or any portion thereof shall be damaged or taken through condemnation (which term, when used in this Deed of Trust, shall include any damage or taking by any governmental authority, quasi-governmental authority, any party having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the Property shall no longer constitute Eligible Real Estate under the Credit Agreement. Upon the occurrence of an Event of Default, Grantor authorizes Collateral Agent, at Collateral Agent's option, as attorney in fact for Grantor, to commence, appear in and prosecute, in Collateral Agent's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Collateral Agent. Grantor authorizes Collateral Agent to apply such awards, proceeds or damages, after the deduction of Collateral Agent's expenses incurred in the collection of such amounts in the manner provided in the Credit Agreement. Grantor agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that Collateral Agent may require.


10. Grantor and Lien Not Released. From time to time, without affecting the obligation of Grantor or Grantor's successors or assigns to pay the Obligations and to observe the covenants of Grantor contained in this Deed of Trust and the other Loan Documents, and without affecting the guaranty of any person, corporation, partnership or other entity for payment or performance of the Obligations, and without affecting the lien or priority of lien of this Deed of Trust on the Property, Collateral Agent may, at Collateral Agent's option, without giving notice to or obtaining the consent of Grantor, Grantor's successors or assigns or of any guarantor, and without liability on the Collateral Agent's or any Lender's part, but subject to the terms and conditions of the Credit Agreement, grant extensions or postponements of the time for payment of the Obligations or any part thereof, release anyone liable on any of the Obligations, accept a renewal note or notes therefor, release from this Deed of Trust any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Grantor to modify the terms and conditions of any Loan Document. Grantor shall pay such title insurance premiums and attorneys' fees as may be incurred, at Lender's option, for any such action if taken at Grantor's request.

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

11. Forbearance Not Waiver. Any forbearance by Collateral Agent or any Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other liens or charges by Collateral Agent shall not be a waiver of Collateral Agent's right to accelerate the maturity of the Obligations. Collateral Agent's receipt of any awards, proceeds or damages under Paragraphs 3 and 9 hereof shall not operate to cure or waive Grantor's default in payment of the Obligations.

12. Security Agreement. Insofar as any item of property included in the Property which is or might be deemed to be "personal property" is concerned, the Grantor acknowledges and agrees that the Grantor has granted the Collateral Agent a first perfected security interest in and to each and every item of personal property (hereinafter referred to as "Personal Property") pursuant the certain Security Agreement of even date herewith and warrants and agrees that there is no financing statement covering the Personal Property, or any part thereof, on file in any public office of which the Collateral Agent has not received notice.

13. Representations, Warranties and Covenants Regarding Ground Lease. In addition to Grantor's representations, warranties and covenants elsewhere contained herein, the Grantor represents, warrants, covenants and agrees as follows as to the Ground Lease:

     (a) Rent. The Grantor will promptly pay, when due and payable, the rent and all other sums and charges mentioned in and made payable by the Grantor under the Ground Lease.

     (b) Compliance. The Grantor will promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Grantor as tenant under the Ground Lease, within the periods provided in the Ground Lease, and will do all things necessary to preserve and to keep unimpaired its rights under the Ground Lease.

     (c) Acquisition of Fee. The Grantor shall not acquire the fee interest in the Property without the prior written approval of the Collateral Agent. In the event that the Grantor acquires fee title to the Property the Grantor shall promptly execute, acknowledge and deliver such instruments, documents and agreements as may be reasonably required by the Collateral Agent to affirm, and perfect the Collateral Agent's interest in the Property, including without limitation, a Deed of Trust to confirm the Grantor's right, title and interest in and to the fee title of the Grantor to the Property.

     (d) Ground Lessor's Default. The Grantor shall promptly notify the Collateral Agent in writing of any material default by each Ground Lessor in the performance or observance of any of the terms, covenants or conditions on the part of the Ground Lessor to be performed or observed under the Ground Lease.

     (e) Grantor's Default. The Grantor shall (a) promptly notify the Collateral Agent in writing of the receipt by the Grantor of any written notice (other than notices, other than default notices, customarily sent on a regular periodic basis) from Ground Lessor of any default by the Grantor in the performance or observance of any of the terms, covenants, or conditions on the part of the Grantor to be performed or observed under the Ground Lease; (b) promptly notify the Collateral Agent in writing

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

of the receipt by the Grantor of any written notice from the Ground Lessor of termination of the Ground Lease pursuant to the provisions of the Ground Lease; and (c) promptly cause a copy of each such notice received by the Grantor from the Ground Lessor under the Ground Lease to be delivered to the Collateral Agent.

     (f) Estoppel Certificates. The Grantor will, within ten (10) days after written demand from the Collateral Agent, use its reasonable efforts to obtain from the Ground Lessor and deliver to the Collateral Agent an estoppel certificate in form and substance reasonably satisfactory to the Collateral Agent stating that the Ground Lease is in full force and effect, is unmodified, that no notice of termination thereon has been served on the Grantor, stating the date to which the rent has been paid, stating whether there are any defaults thereunder and specifying the nature of such defaults.

     (g) Proof of Payment. The Grantor will furnish the Collateral Agent within fifteen (15) days of the request therefor, proof of payment of all items which are required to be paid by the Grantor pursuant to the Ground Lease.

     (h) Waiver, Modification of Amendment. The Grantor shall not consent to any material waiver or modification, amendment or cancellation of any provision of the Ground Lease without the prior written consent of the Collateral Agent (which consent will not be unreasonably withheld or delayed); the Grantor shall not consent to the subordination of the Ground Lease to any mortgage of the fee interest of the Ground Lessor in the Property without the prior written consent of the Collateral Agent.

     (i) Cure of Default. The Grantor shall execute and deliver, on request of the Collateral Agent, such instruments as the Collateral Agent may reasonably request and deem useful or required to permit the Collateral Agent to cure any default under the Ground Lease or permit the Collateral Agent to take such other action as the Collateral Agent considers desirable to cure or remedy the matter in default and preserve the interest of the Collateral Agent in the Property.
(j) Authority to Act on Behalf of Grantor. During the continuance of an Event of Default hereunder after the expiration of any applicable grace period, or upon the failure of the Grantor to take any action under this Section upon two (2) days written notice from the Collateral Agent requesting such action, the Grantor hereby authorizes the Collateral Agent to pay any and all rental payments or similar sums to be paid by the Grantor payment of which is then due under the Ground Lease, with interest and penalties thereon if charged by Lessor under the Ground Lease; and to incur and pay all sums reasonably necessary to protect Collateral Agent's rights hereunder and under the Ground Lease. Such sums shall be included in the Obligations and shall accrue interest at the rate provided for under the Credit Agreement.

14.  Leases and Revenues.

     (a) As part of the consideration for the Obligations, Grantor has absolutely and unconditionally collaterally assigned and transferred to Collateral Agent for the ratable benefit of the Lenders all of Grantor's right, title and interest in and to the Leases and the Revenues, including those now due, past due or to become due by virtue of any Lease for the occupancy or use of all or any part of the Property.

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

     (b) Grantor agrees that neither the foregoing assignment of Leases and Revenues, nor the assignment provided for in the Lease Assignment, nor the exercise of any of Lender's rights and remedies under Paragraph 19 hereof shall be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Collateral Agent, in person or by Collateral Agent, assumes actual possession thereof. Nor shall the appointment of any receiver for the Property by any court at the request of Collateral Agent or by agreement with Grantor, or the entering into possession of any part of the Property by such receiver, be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

     (c) If Collateral Agent or a receiver enters upon, takes possession of and maintains control of the Property, all Revenues thereafter collected shall be applied first to the costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys' fees actually incurred, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as landlord, lessor or licensor of the Property and then to the Obligations. Collateral Agent or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Collateral Agent shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Collateral Agent pursuant to Paragraph 19 hereof. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies expended by Collateral Agent for such purposes shall become a portion of the Obligations. Unless Collateral Agent and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. The entering upon and taking possession of and maintaining of control of the Property by Collateral Agent or the receiver pursuant to Paragraph 19 hereof and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Collateral Agent hereunder.

15. Leases of the Property and Collection of Revenues. Except as provided for in the Credit Agreement, Grantor will not enter into any Lease of all or any substantial portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of the Property, without the prior written consent of Collateral Agent (which consent shall not be unreasonably withheld). Grantor agrees not to collect or accept the payment of any Revenues, or other income or profit from, or on account of, any use or occupancy of the Property, in advance of the time when such payment becomes due unless such amount is delivered to Collateral Agent to be applied to the Obligations.

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

16. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

17. Taxation of Deed of Trusts. In the event of the enactment of any law deducting from the value of the Property any Deed of Trust lien thereon, or imposing upon Collateral Agent the payment of all or part of the taxes, charges or assessments previously paid by Grantor pursuant to this Deed of Trust, or changing the law relating to the taxation of Deed of Trusts or debts secured by Deed of Trusts or Collateral Agent's interest in the Property so as to impose new incidents of tax on Collateral Agent, then Grantor shall pay such taxes or assessments or shall reimburse Collateral Agent therefor; provided that, however, if in the opinion of counsel to Collateral Agent, such payment cannot lawfully be made by Grantor, then Collateral Agent may, at Collateral Agent's option, declare the Obligations to be immediately due and payable and invoke any remedies permitted by Paragraph 19 of this Deed of Trust.

18. Events of Default and Acceleration. The term "Event of Default", wherever used in this Deed of Trust, shall mean any one or more of the following conditions or events:

     (a) The occurrence of any "Event of Default" as defined in the Credit Agreement;

     (b) The occurrence of any default under the Ground Lease not cured within any applicable cure periods; or

     (c)  Termination of the Ground Lease.

     If an Event of Default shall have occurred, Collateral Agent may, at Collateral Agent's option, by notice to Grantor declare the entire Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by Grantor; provided, however, the Grantor acknowledges that as to certain Events of Default, as set forth in the Credit Agreement, the Obligations automatically shall become and be immediately due and payable, without any declaration or other act on the part of Collateral Agent. No omission on the part of Collateral Agent to exercise such option when entitled to do so shall be construed as a waiver of such right.

19.  Rights and Remedies.

     (a) Power of Sale and other Remedies. Upon the occurrence of any Event of Default, and whether or not Collateral Agent shall have accelerated the maturity of the Obligations pursuant to Paragraph 18 hereof, Collateral Agent, at its option, may exercise any of the following rights and remedies against either or both, as elected by the Collateral Agent, (i) all or a portion of the fee interest in the Property, or (ii) the leasehold interest created under the Ground Lease:

          (i) foreclose this Deed of Trust (including the Grantor's leasehold interest in the Property as created under the Ground Lease) insofar as it

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

     encumbers the Property, either by judicial action or through Trustee. Foreclosure through Trustee will be initiated by Collateral Agent's filing of its notice of election and demand for sale with Trustee. Trustee shall have the power to sell and dispose of the Property (en masse or in separate parcels) as Trustee may deem best or as may Collateral Agent may direct. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four (4) weeks' public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the county or city and county in which the Property is located. Any sale conducted by Trustee pursuant to this Paragraph 19 shall be held at the front door of the county courthouse for such county or city and county, or on the Property, or at such other place as similar sales are then customarily held in such county or city and county, provided that the actual place of sale shall be specified in the notice of sale. All fees, costs and expenses of any kind incurred by Collateral Agent in connection with foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals of the Property obtained by Collateral Agent, all costs of any receivership for the Property advanced by Collateral Agent, and all attorneys' and consultants' fees incurred by Collateral Agent, shall constitute a part of the Obligations and may be included as part of the amount owing from Grantor to Collateral Agent at a foreclosure sale. Except as otherwise provided by law, the proceeds of any sale under this Paragraph 19 shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Obligations; any surplus remaining shall be paid over to Grantor or to such other person or persons as may be lawfully entitled to such surplus. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Grantor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be. Nothing in this Paragraph 19 dealing with public trustee foreclosure procedures or specifying particular actions to be taken by Collateral Agent or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

          (ii) either with or without entering upon or taking possession of the Property, demand, collect and receive any or all Revenues;

          (iii) exercise its rights as a secured party with respect to the Personal Property and enter upon any premises on which the Personal Property or any part thereof may be situated and remove the same;

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

          (iv) either with or without taking possession of the Personal Property, sell, lease or otherwise dispose of the Personal Property in its then condition or following such preparation as Collateral Agent deems advisable;

          (v) either with or without entering upon or taking possession of the Property, and without assuming any obligations of Grantor thereunder, exercise the rights of Grantor under, use or benefit from, any of the Leases;

          (vi) in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of Leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as Collateral Agent, in its sole discretion, deems proper or appropriate;

          (vii) proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Obligations or the performance of any term, covenant, condition or agreement of this Deed of Trust or the Credit Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Collateral Agent shall determine most effectual for such purposes;

          (viii) institute and maintain such suits and proceedings as Collateral Agent may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Deed of Trust, to preserve or protects its interest in the Property and the Revenues, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Collateral Agent;

          (ix) apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Obligations;

          (x) foreclose any and all rights of Grantor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of the State of Colorado;

          (xi) in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the creditors or property of Grantor, Collateral Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Collateral Agent allowed in such proceedings for the entire amount of the Obligations at the date of the institution of such proceedings and for any additional portion of the Obligations accruing after such date;

          (xii) exercise all of the rights of the Grantor and or/Collateral Agent as the holder of a leasehold mortgage under the Ground Lease; or

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

          (xiii) exercise any other right or remedy of a Deed of Trust or secured party under the laws of the State of Colorado.

     (b) Receiver. If an Event of Default shall have occurred Collateral Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the Revenues. The receiver may be appointed on an ex parte basis and shall have all of the rights and powers permitted under the laws of the State of Colorado. Grantor will pay to Collateral Agent upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to such appointment and all such expenses shall be a portion of the Obligations.

     (c) Sale or Other Disposition of Property. The Collateral Agent, in connection with the exercise of its rights under, and in accordance with the terms and conditions of the Uniform Commercial Code as enacted in the State of Colorado (the "UCC") may conduct any sale or other disposition of the Property at public or private sale, to the extent such private sale is authorized under the provisions of the UCC upon the Land, in which event Collateral Agent shall not be liable for any rent or charge for such use of the Land. Collateral Agent may purchase the Property, or any portion of it, at any sale held under this Paragraph 19. With respect to any Property to be sold pursuant to the UCC, Collateral Agent shall give Grantor at least ten (10) days written notice of the date, time, and place of any proposed public sale, and of the date after which a private sale or other disposition may be made. Collateral Agent may sell any of the Personal Property as part of the real property comprising the Property, or any portion or unit thereof, at the foreclosure sale or sales conducted pursuant hereto. If the provisions of the UCC are applicable to any part of the Personal Property which is to be sold in combination with or as part of the real property comprising the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the STATUTORY POWER OF SALE with respect to the real property or any part thereof. Grantor waives any right to require the marshaling of any of its assets in connection with any disposition conducted pursuant hereto. In the event all or part of the Property is included at any foreclosure sale conducted pursuant hereto, a single total price for the Property, or such part thereof as is sold, may be accepted by Collateral Agent with no obligation to distinguish between the application of such proceeds amongst the property comprising the Property.

     (d) Collection of Revenues. In connection with the exercise by Collateral Agent of the rights and remedies provided for in subparagraph (a)(ii) of this Paragraph 19:

          (i) Collateral Agent may notify any tenant, lessee or licensee of the Property, either in the name of Collateral Agent or Grantor, to make payment of Revenues directly to Collateral Agent or Collateral Agent's agents, may advise any person of Collateral Agent's interest in and to the Revenues, and may collect directly from such tenants, lessees and licensees all amounts due on account of the Revenues;

          (ii) At Collateral Agent's request, Grantor will provide written notification to any or all tenants, lessees and licensees of the Property concerning Collateral Agent's interest in the Revenues and will request that such tenants, lessees and licensees forward payment thereof directly to Collateral Agent;

          (iii) Grantor shall hold any proceeds and collections of any of the Revenues in trust for Collateral Agent and shall not commingle such proceeds or collections with any other funds of Grantor; and

          (iv) Grantor shall deliver all such proceeds to Collateral Agent immediately upon the receipt thereof by Grantor in the identical form received, but duly endorsed or assigned on behalf of Grantor to Collateral Agent.

     (e) Use and Occupation of Property. In connection with the exercise of Collateral Agent's rights under Subparagraph (a)(vi) of this Paragraph 19, Collateral Agent may enter upon, occupy, and use all or any part of the Property and may exclude Grantor from the Land and the Improvements or portion thereof as may have been so entered upon, occupied, or used. Collateral Agent shall not be required to remove any Personal Property from the Land and the Improvements upon Collateral Agent's taking possession thereof, and may render any Personal Property unusable to Grantor. In the event Collateral Agent manages the Land and the Improvements in accordance with Subparagraph (a)(vi) herein, Grantor shall pay to Collateral Agent on demand a reasonable fee for the management thereof in addition to the Obligations. Further, Collateral Agent may construct such Improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Collateral Agent, in its sole discretion, deems proper or appropriate. The obligation of Grantor to pay such amounts and all expenses incurred by Collateral Agent in the exercise of its rights hereunder shall be included in the Obligations and shall accrue interest at the default rate of interest stated in the Credit Agreement, unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law.

     (f) Partial Sales. Grantor agrees that in case Collateral Agent, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Obligations.

     (g) Assembly of Collateral. Upon the occurrence of any Event of Default, Collateral Agent may require Grantor to assemble the Collateral and make it available to Collateral Agent, at Grantor's sole risk and expense, at a place or places to be designated by Collateral Agent which are reasonably convenient to both Collateral Agent and Grantor.


     (h) Power of Attorney. Upon the occurrence of any Event of Default, Grantor hereby irrevocably constitutes and appoints Collateral Agent as Grantor's true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Collateral Agent's interest therein, each at the sole risk, cost and expense of Grantor, but for the sole benefit of Collateral Agent. The rights and powers granted Collateral Agent by the within appointment include, but are not limited to, the right and power to: (i) prosecute, defend, compromise, settle, or release any action relating to the Property; (ii) endorse the name of Grantor in favor of Collateral Agent upon any and all checks or other items constituting Revenues; (iii) sign and endorse the name of Grantor on, and to receive as secured party, any of the Personal Property; (iv) sign and file or record on behalf of Grantor any financing or other statement in order to perfect or protect Collateral Agent's security interest; (v) enter into leases or subleases relative to all or a portion of the Land or the Improvements; (vi) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any Improvements on the Land; (vii) manage, operate, maintain, or repair the Land and the Improvements; and (viii) exercise the rights of Grantor under any Leases, or Intangible Personal Property. Collateral Agent shall not be obligated to perform any of such acts or to exercise any of such powers, but if Collateral Agent elects so to perform or exercise, Collateral Agent shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Grantor except for Collateral Agent's willful misconduct or gross negligence. All powers conferred upon Collateral Agent by this Deed of Trust, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of Collateral Agent.

20. Notices. Any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Deed of Trust shall be given or served as provided in the Credit Agreement.

21. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Collateral Agent and Grantor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

22. Governing Law; Severability. This Deed of Trust and the obligations of Grantor hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts except that the creation, governance, administration and enforcement of liens and rights and remedies with respect to the Property shall be governed by and interpreted in accordance with the laws of the State of Colorado. In the event that any provision or clause of this Deed of Trust or any other Loan Document conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or such Loan Document which can be given effect without the conflicting provision, and to this end, the provisions of this Deed of Trust and the other Loan Documents are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted so that any charge for which provision is made in this Deed of Trust or in the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Grantor, is interpreted so that any such charge, whether considered separately or together with other charges that are considered a part of the transaction represented by this Deed of Trust and the other Loan Documents, violates such law, and Grantor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to

Collateral Agent in excess of the amounts payable to Collateral Agent pursuant to such charges as reduced shall be applied by Collateral Agent to reduce the principal of the Obligations.

23. Discharge. Upon payment and performance of the Obligations, Collateral Agent shall discharge this Deed of Trust. Grantor shall pay Collateral Agent's reasonable costs incurred in discharging this Deed of Trust.

24. Waivers. (a) Grantor agrees to the full extent permitted by law, that in case of an Event of Default hereunder, neither Grantor nor anyone claiming through or under Grantor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for Grantor and all who may at any time claim through or under Grantor, hereby waives to the fullest extent that Grantor may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

     (b) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

     (c) Neither this Deed of Trust nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     (d) In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Collateral Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Obligations or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings (including, without limitation, the restrictions upon transfer contained in Paragraph 5).

25. Further Assurances. At any time and from time to time, upon request by Collateral Agent, Grantor will make, execute and deliver, or cause to be made, executed and delivered, to Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Collateral Agent, any and all such other and further assignments, Deed of Trusts, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Collateral Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Grantor under this Deed of Trust, and (b) the lien and security interest created by this Deed of Trust upon the Property. Upon any failure by Grantor so to do, Collateral Agent may make, execute, record, file, re-record and/or refile any and all such assignments, Deed of Trusts, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Collateral Agent the agent and attorney in fact of Grantor so to do.

26. Subrogation. Collateral Agent shall be subrogated to all right, title, lien or equity of all persons to whom Collateral Agent may have paid any monies in settlement of liens, charges or assessments, or in acquisition of title or for its benefit hereunder, or for the benefit or account of Grantor upon execution of the Note or subsequently paid under any provisions hereof.

27. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust and any and all other Loan Documents.


28. Collateral Agent's Fees and Expenses; Indemnification. (a) Without in anyway limiting any other reimbursement obligations contained under the other Loan Documents, the Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Deed of Trust, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Property, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, the Grantor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Deed of Trust or any claim, litigation, investigation or proceeding relating hereto or to the Property, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Paragraph 28 shall remain operative and in full force and effect regardless of the termination of this Deed of Trust or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Deed of Trust or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Paragraph 28 shall be payable on written demand therefor.

     29. WAIVER OF JURY TRIAL. THE GRANTOR AND THE AGENT ON BEHALF OF THE LENDERS BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. THE GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 29.

     30. Jurisdiction; Consent to Service of Process. (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Deed of Trust or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Deed of Trust shall affect any right that the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Grantor or its properties in the courts of any jurisdiction. Without limiting the foregoing, the Grantor hereby consents to personal jurisdiction in any state or federal court located in the State of Colorado for the purpose of enforcement of the Collateral Agent's liens and Rights and Remedies.

     (b) The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Deed of Trust or the other Loan Documents in any Court referred to in subparagraph (a) of this Paragraph 30 other than a Court referred to in the last sentence of subparagraph (a) that is not referred to elsewhere in such subparagraph (a). The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) The Grantor irrevocably consents to service of process in the manner provided for notices in Paragraph 20. Nothing in this Deed of Trust will affect the right of the Collateral Agent or any Lender to serve process in any other manner permitted by law.

30. Warranties and Representations. The warranties, representations, covenants and agreements made by the Grantor herein are supplemental to those set forth in the Credit Agreement, and in the event of any inconsistency, the terms and conditions of the Credit Agreement shall control.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal, as of the day and year first above written.

Witness:                                BSQ TRANSFEREE CORP., a
                                        Delaware corporation

____________________________________    By:_____________________________________
Print Name:
                                        Name:___________________________________

____________________________________    Title:__________________________________
Print Name:
(seal)


COMMONWEALTH OF MASSACHUSETTS)
SUFFOLK County )

     On this 18th day of March 1999, before me personally appeared the above-named _____________________, the ____________________ of BSQ Transferee
Corp., a Delaware corporation and acknowledged the foregoing to be his free act and deed and the free act and deed of BSQ Transferee Corp., a Delaware corporation.


                                        ________________________________________
                                                          Notary Public
                                                          My commission expires:

                                                                 (AFFIX SEAL)

DRAFTED BY AND WHEN
RECORDED RETURN TO:

Riemer & Braunstein
Three Center Plaza
Boston, Massachusetts 02108
Attention: Robert E. Paul, Esquire

                                    EXHIBIT A


                           [Legal Description of Land]


                                               ]

                                                                     EXHIBIT C-3
                                    MORTGAGE

               THIS MORTGAGE (hereinafter referred to as this "Mortgage") is made and entered into as of this 18th day of March, 1999, by BSQ TRANSFEREE CORP., a corporation organized under the laws of the State of Delaware, as grantor or mortgagor (hereinafter referred to as "Mortgagor"), Mortgagor having its principal place of business at 1801 McCormick Drive, Largo, Maryland 20774, to BANKBOSTON RETAIL FINANCE INC., a corporation organized under the laws of the State of Delaware, as Collateral Agent for the Lenders (hereinafter referred to as the "Lenders") party to the Credit Agreement (defined herein), as grantee or mortgagee (hereinafter referred to as "Collateral Agent"), Collateral Agent having its principal executive offices at 40 Broad Street, Boston, Massachusetts 02109. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.


                              W I T N E S S E T H:

               THAT FOR AND IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by Mortgagor, and in order to secure the Obligations (as hereinafter defined), Mortgagor does hereby grant, bargain, sell, transfer, assign, mortgage, warrant and convey unto the Collateral Agent for the ratable benefit of the Lenders, and their respective successors and assigns, with MORTGAGE COVENANTS, all of the following described property (hereinafter collectively referred to as the "Property"):

        (a) All that certain tract or parcel of land located at 31510 Gratiot Avenue, Roseville, Macomb County, Michigan, more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Mortgagor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tract or parcel of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same, including, by way of example and not limitation, all rights, if any, to make splits and divisions of the land that are exempt from the platting requirements of the Michigan Land Division Act, MCLA
        560.101 et seq. as amended from time to time (hereinafter referred to as the "Land"); and

        (b) All buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the "Improvements"); and

        (c) All fixtures, machinery, equipment, furniture, inventory, building supplies, appliances, and other articles of personal property, and all materials intended for construction, reconstruction, alteration and repairs of the Improvements, including, but not limited to, all gas and electric fixtures, radiators, heaters, furnaces, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, commodes, basins, pipes, faucets and other plumbing, heating and air conditioning equipment, mirrors, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, floor coverings, furniture, light fixtures, signs, lawn equipment, water heaters, and cooking apparatus and appurtenances, and all other fixtures and equipment now or hereafter owned by Mortgagor and located in, on or about, or used or intended to be used with or in connection with the maintenance, repair, use, operation, or enjoyment of the Land or the Improvements, whether installed in such a way as to become a part thereof or not, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing and all the right, title and interest of Mortgagor in and to any of the foregoing, now owned or hereafter acquired by Mortgagor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Improvements as between the parties hereto and all persons claiming by, through or under them (hereinafter referred to as the "Personal Property"); and

        (d) All right, title and interest of Mortgagor in and to all policies of insurance, licenses, franchises, permits, service contracts, maintenance contracts, property management agreements, equipment leases, tradenames, trademarks, servicemarks, logos, goodwill, accounts, chattel paper and general intangibles as defined in the Uniform Commercial Code as enacted in the State of Michigan, which in any way now or hereafter belong, relate or appertain to the Land, the Improvements or the Personal Property or any part thereof now owned or hereafter acquired by Mortgagor, including, without limitation, all condemnation payments, insurance proceeds and escrow funds (hereinafter referred to as the "Intangible Property"); and

        (e) All present and future leases, tenancies, occupancies and licenses, whether written or oral ("Leases") of the Land, the Improvements, the Personal Property and the Intangible Property, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits and other benefits of the Land, the Improvements, the Personal Property and the Intangible Property, from time to time accruing, all payments under Leases, and all payments on account of oil and gas and other mineral Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Mortgagor of, in and to the same (hereinafter referred to as the "Revenues"); and

        (f) All the right, title, interest of Mortgagor in and to all construction contracts, subcontracts, architectural agreements, labor, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other archi tectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor's agreement entered into with respect to construction of Improvements on the Land (hereinafter collectively referred to as the "Contracts"); and

        (e) All proceeds, products, substitutions and accessions of the foregoing of every type.

        TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Collateral Agent for the ratable benefit of the Lenders and the successors and assigns of Collateral Agent, in fee simple forever; and Mortgagor covenants that Mortgagor is lawfully seized and possessed of the Property and holds marketable fee simple absolute title to the same and has good right to convey the Property and that the conveyances in this Mortgage are subject to only those matters (hereinafter referred to as the "Permitted Liens") to which the Collateral Agent has consented. Except for the Permitted Liens, Mortgagor does warrant and will forever defend the title to the Property against the claims of all persons whomsoever.

        Without limiting the effectiveness of the assignments set forth above Collateral Agent shall be entitled to all of the rights and benefits of MCLA
Section 554.231 et. seq., as amended, and any successor provisions. Thus, as additional security, Mortgagor hereby assigns to Collateral Agent for the ratable benefit of the Lenders the Revenues; and upon the occurrence of any Event of Default, Collateral Agent may receive and collect the Revenues so long as such Event of Default shall exist, including during the pendency of any foreclosure proceedings and during any redemption period. The collection of the Revenues by the Collateral Agent, pursuant to this paragraph or otherwise, shall in no way waive the right of Collateral Agent to foreclose this Mortgage in the event of any Event of Default.

        This Mortgage is given to secure the payment and performance of the following described indebtedness and obligations (hereinafter referred to as the "Obligations") pursuant to the following:

        (a) That certain Amended and Restated Credit Agreement dated as of March 18, 1999 by and among others, the Mortgagor, Hechinger Investment Company of Delaware, Inc., as "Borrower", BankBoston Retail Finance Inc. as Administrative Agent for the Lenders, as Collateral Agent and as Swingline Lender, Citicorp USA, Inc., as Documentation Agent, General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation,

        Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, and Back Bay Capital Funding, LLC, as Tranche B Administrative Agent (as modified, amended, supplemented or restated, hereinafter referred to as the "Credit Agreement");

        (b) That certain Amended and Restated Parent Guarantee Agreement dated as of March 18, 1999 by and among others, the Mortgagor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Parent Guarantee") pursuant to which the Mortgagor guaranteed the Obligations (as defined in the Parent Guarantee) of the Borrower;

        (c) That certain Amended and Restated Subsidiary Guarantee Agreement dated as of March 18, 1999 by and among others, the Mortgagor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Subsidiary Guarantee") pursuant to which the Mortgagor guaranteed the Obligations (as defined in the Subsidiary Guarantee) of the Borrower;

        (d) That certain Amended and Restated Security Agreement dated as of March 18, 1999 by and among others, the Mortgagor, in favor of BankBoston Retail Finance Inc., as Collateral Agent and Administrative Agent for the Lenders (as modified, amended, supplemented or restated, hereinafter referred to as the "Security Agreement");

        (e) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other Loan Document , as the same may hereinafter be modified, amended, supplemented or restated, and the payment of all other sums therein covenanted to be paid including, without limitation, all costs and attorneys' fees and all out-of-pocket expenses reasonably incurred by Lender and Lender's attorneys in connection with the Obligations and Lender's efforts to collect or enforce any Obligations;

        (f) Any and all additional advances made by any Lender to protect or preserve the Property or the security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances); and

        (g) Any and all other loans or advances, with interest thereon, hereafter made to Mortgagor (or any successor in interest to Mortgagor as the owner of the Property or any part thereof) by Lender pursuant to the Loan Documents or any other promissory note, which promissory note specifically states that the loans or advances evidenced by said promissory note are secured by this Mortgage, together with all extensions, renewals, modifications, amendments and replacements thereof and including, but not limited to, indebtedness or obligations of the Mortgagor which constitute "future advances" as defined in

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



        MCLA Section 565.901 et. seq., as amended, and any successor provisions, including but not limited to Future Advances. (collectively, "Future Advance(s)").



        This Mortgage is made with the statutory power of sale pursuant to MCLA
600.3201 et. seq., as amended from time to time, and any successor provisions which may hereafter be enacted in addition or in substitution therefor (hereinafter, the "Statutory Power of Sale"). Notwithstanding anything to the contrary in this Mortgage or in any other document, instrument or agreement executed and delivered by Mortgagor to the Lender (including but not limited to any waivers of notice), the Statutory Power of Sale set forth herein shall be
(i) limited by the applicable statutory provisions, and (ii) deemed to incorporate the procedures set forth therein (including, but not limited to, any notice requirements).

               Mortgagor hereby further covenants and agrees with Lender as follows:

1. Payment and Performance of Obligations. Mortgagor shall promptly pay the Obligations when due, and fully and promptly perform all of the provisions, agreements, covenants and obligations of the Obligations.

2. Impositions, Liens and Charges.

        (a) Mortgagor shall pay all the yearly water and sewer bills, real estate taxes, ad valorem taxes, personal property taxes, assessments, betterments, all governmental charges of every name and restriction which may be levied on the Property as well as the yearly premium installments for the insurance covering the Property as required pursuant to Paragraph 3 hereof (hereinafter collectively referred to as the "Impositions") and other charges, if any, attributable to the Property. Mortgagor shall furnish to Collateral Agent all bills and notices of amounts due under this Paragraph 3 as soon as received, and, Mortgagor shall furnish to Collateral Agent evidence of such payments at least five (5) days prior to the dates on which such payments are delinquent for taxes. Except as otherwise provided in the Credit Agreement, Mortgagor shall promptly discharge (by bonding, payment or otherwise) any lien filed against the Property (other than Permitted Liens) and will keep and maintain the Property free from the claims of all persons supplying labor or materials to the Property.

        (b) Without limiting any other rights and remedies of the Collateral Agent, the failure of the Mortgagor to pay any part of any Impositions, at the time or times when such items are due and payable, shall constitute waste and entitle the Collateral Agent to all the benefits, rights and remedies of Act No. 236 of the Michigan Public Acts of 1961 as amended (MCLA 600.2927) and any successor provisions thereof. Mortgagor further hereby consents to the appointment of a receiver under said statute, should Collateral Agent elect to seek such relief thereunder.

3. Property and Other Insurance. (a) The Mortgagor shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers with

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
an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on the Property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

                (b) Fire and extended coverage policies maintained with respect to any Property shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding the Improvements) and lenders' loss payable clause (regarding Personal Property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, the insurer shall pay all proceeds otherwise payable to the Mortgagor or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent,
        (ii) a provision to the effect that neither the Mortgagor, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Mortgagor, the Administrative Agent or any other party shall be a co-insurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Mortgagor shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

                (c) In the event that the Mortgagor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Mortgagor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Paragraph 4(c), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Mortgagor to the Collateral Agent and shall be additional Obligations secured hereby.

                (d) In the event of any loss or damage to the Property, the Mortgagor shall give immediate written notice to the insurance carrier and to the

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
        Collateral Agent. Mortgagor hereby irrevocably authorizes and empowers Collateral Agent, at Agent's option and in Agent's sole discretion, as attorney in fact for Mortgagor, exercisable after the occurrence of an Event of Default, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Agent's expenses incurred in the collection of such proceeds. Mortgagor further authorizes Collateral Agent, at Agent's option, to apply the balance of such proceeds to the payment of the Obligations in accordance with the terms of the Credit Agreement.


4. Preservation and Maintenance. Mortgagor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon the Property, (b) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the equivalent of its condition prior to such damage, injury or loss, or such other condition as Collateral Agent may approve in writing, provided that if Collateral Agent shall not release the net insurance proceeds to Mortgagor for such purpose, the Mortgagor's obligation hereunder shall be limited to taking all actions reasonably required to make the remaining portion of the Property safe, in compliance with all applicable laws, ordinances and regulations, and to the extent reasonably possible, economically functional, (c) shall keep the Property, including the Improvements and the Personal Property, in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition, and (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property. Mortgagor covenants and agrees to give Collateral Agent prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property (including, without limitation, changes in zoning). Neither Mortgagor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property or any Personal Property in or on the Property (i) except when incident to the replacement of Personal Property with items of like kind, or (ii) to the extent the same would impair the structural integrity or value of the Property.

5. Transfers. Except as otherwise provided in the Credit Agreement, Mortgagor will not, directly or indirectly, without the prior written consent of Collateral Agent in each instance: (a) sell, convey, assign, transfer, lease, option, mortgage, pledge, hypothecate or dispose of the Property, or any part thereof or interest therein; or (b) create or suffer to be created or to exist any lien, encumbrance, security interest, mortgage, pledge, restriction, attachment or other charge of any kind upon the Property, or any part thereof or interest therein other than the Permitted Liens.

6. Hazardous Materials Warranties and Indemnification.

                (a) Definitions. The following definitions shall apply for purposes of this Agreement:

                        (i) "Release" shall mean any spilling, leaking, pumping,
                pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

                        (ii)"Threat of Release" shall mean a substantial
                likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

               (b) Environmental Representations and Warranties of Mortgagor. In addition to the representations and warranties made in Credit Agreement, Mortgagor represents and warrants to Lender as follows:

                      (i) No condition, activity or conduct exists on or in
               connection with the Property which constitutes a violation of any Environmental Law.

                      (ii) There are no existing or closed underground storage
               tanks on the Property.

                      (iii) None of the following will hereafter be brought on
               or constitute a part of the Property: friable asbestos or friable asbestos-containing material in any form or condition; urea formaldehyde insulation; transformers or other equipment which contain dicletric fluid containing polychlorinated biphenyls; or leaded paint, except as may be brought on the Property for use or sale in connection with the current use of the Property.

                      (iv) To the best of Mortgagor's knowledge, there are no
               existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on the Property.

                      (v) No notice has been issued to Mortgagor by any agency,
               authority, or unit of government that Mortgagor has been identified as a potentially responsible party under any Environmental Law.

                      (vi) There exists no investigation, action, proceeding, or claim by any agency, authority, or unit of government or by any third party which could result in any liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Property or any other real property owned, leased or operated by Mortgagor.

                      (vii) There has been no claim by any party that any use,
               operation, or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property.

               (c) Environmental Covenants of Mortgagor. In addition to the Mortgagor's covenants in the Credit Agreement, the Mortgagor covenants and agrees with Collateral Agent that Mortgagor shall:

                      (i) comply with all Environmental Laws;

                      (ii) not store (except in compliance with all
               Environmental Laws pertaining thereto), dispose of, Release or allow the Release of any Hazardous Materials on the Property;

                      (iii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Materials (except in compliance with all Environmental Laws pertaining thereto); and

                      (iv) upon the request of Collateral Agent, after the
               occurrence of an Event of Default, take all such action (including, without limitation, the conducting of environmental assessments at the sole expense of the Mortgagor in accordance with subparagraph (e) hereof) to confirm that no Hazardous Materials are or ever were stored, Released or disposed of on the Property.

               (d) Environmental Indemnity. Mortgagor covenants and agrees, at Mortgagor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Collateral Agent) and hold each Indemnitee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys', consultants' and reasonable and documented experts' fees and disbursements incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnitee or the Property and arising directly or indirectly from or out of: (A) the Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Mortgagor; (B) the violation of any Environmental Laws relating to or affecting the Property or the Mortgagor, whether or not caused by or within the control of Mortgagor; (C) the failure of Mortgagor to comply fully with the terms and conditions of this Paragraph 6; (D) the violation of any Environmental Laws in connection with other real property of Mortgagor which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; (E) the breach of any representation or warranty contained in this Paragraph 6; or (F) the enforcement of this Paragraph 6, including, without limitation (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas,
               (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Lender's rights under this Paragraph shall be in addition to all other rights of Lender under this Mortgage and the other Loan Documents and payments by Mortgagor under this paragraph shall not reduce Mortgagor's obligations and liabilities under any of the Loan Documents.

               (e) Notice to Collateral Agent. If Mortgagor receives any notice or obtains knowledge of (i) any potential or known Release or Threat of Release of any Hazardous Materials at or from the Property, notification of which must be given to any governmental agency under any Environmental Law, or notification of which has, in fact, been given to any governmental agency, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting Mortgagor or the Property (an "Environmental Complaint") from any person or entity (including, without limitation, the Environmental Protection Agency), then Mortgagor shall immediately notify Collateral Agent orally and in writing of said Release or Threat of Release or Environmental Complaint. Upon such notification, Collateral Agent may, at its election without regard to whether an Event of Default has occurred, obtain one or more environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the Collateral Agent which evaluates or confirms (i) whether any Hazardous Materials are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of the Property, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the cost and expense of the Mortgagor.

               (f)    Survival, Assignability, and Transferability.

                      (i) The warranties, representations and indemnity set
               forth in this Paragraph 6 shall survive the payment and performance of the Obligations and any exercise by Collateral Agent of any remedies under this Mortgage, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Mortgagor to Collateral Agent or any Lender in lieu of foreclosure or any deed under a power of sale.

                      (ii) It is agreed and intended by Mortgagor and Collateral
               Agent that the warranties, representations and indemnity set forth above in this Paragraph 6 may be assigned or otherwise transferred by Lender to its successors and assigns and to any subsequent purchasers of all or any portion of the Property by, through or under Lender, without notice to Mortgagor and without any further consent of Mortgagor. To the extent consent or any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Mortgagor in order to maximize the extent and effect of such warranties, representations and indemnity given hereby.

7. Use of Property. Unless required by applicable law or unless Collateral Agent has otherwise agreed in writing, or unless not prohibited by the Credit Agreement, (i) Mortgagor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Mortgage was executed, and (ii) Mortgagor shall not initiate or acquiesce in a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants without Lender's written consent. Mortgagor shall comply with, observe and perform all zoning and other laws affecting the Property, all restrictive covenants affecting the Property, and all licenses and permits affecting the Property.


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

8. Protection of Lender's Security. If Mortgagor fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Collateral Agent therein, including, but not limited to, eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankruptcy of the Mortgagor, then Collateral Agent, at Agent's option, after the occurrence of an Event of Default, may make such appearances, disburse such sums and take such action as Collateral Agent deems necessary to protect Agent's interest, including, but not limited to, disbursement of attorneys' fees, payment, contest or compromise or any lien or security interest which is prior to the lien or security interest of this Mortgage, and entry upon the Property to make repairs. Any amounts disbursed by Collateral Agent pursuant to this Paragraph 6, with interest thereon, shall become a portion of the Obligations. Unless Mortgagor and Collateral Agent agree to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law. Mortgagor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 6 shall require Collateral Agent to incur any expense or do any act.


9. Condemnation. If the Property or any portion thereof shall be damaged or taken through condemnation (which term, when used in this Mortgage, shall include any damage or taking by any governmental authority, quasi-governmental authority, any party having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the Property shall no longer constitute Eligible Real Estate under the Credit Agreement. Upon the occurrence of an Event of Default, Mortgagor authorizes Collateral Agent, at Agent's option, as attorney in fact for Mortgagor, to commence, appear in and prosecute, in Agent's or Mortgagor's name, any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Collateral Agent. Mortgagor authorizes Collateral Agent to apply such awards, proceeds or damages, after the deduction of Agent's expenses incurred in the collection of such amounts in the manner provided in the Credit Agreement. Mortgagor agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that Collateral Agent may require.


10. Mortgagor and Lien Not Released. From time to time, without affecting the obligation of Mortgagor or Mortgagor's successors or assigns to pay the Obligations and to observe the covenants of Mortgagor contained in this Mortgage and the other Loan Documents, and without affecting the guaranty of any person, corporation, partnership or other entity for payment or performance of the Obligations, and without affecting the lien or priority of lien of this Mortgage on the Property, Collateral Agent may, at Agent's option, without giving notice to or obtaining the consent of Mortgagor, Mortgagor's successors or assigns or of any guarantor, and without liability on the Agent's or any Lender's part, but subject to the terms and conditions of the Credit Agreement, grant extensions or postponements of the time for payment of the

Obligations or any part thereof, release anyone liable on any of the Obligations, accept a renewal note or notes therefor, release from this Mortgage any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Mortgagor to modify the terms and conditions of any Loan Document. Mortgagor shall pay such title insurance premiums and attorneys' fees as may be incurred, at Lender's option, for any such action if taken at Mortgagor's request.

11. Forbearance Not Waiver. Any forbearance by Collateral Agent or any Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other liens or charges by Collateral Agent shall not be a waiver of Agent's right to accelerate the maturity of the Obligations. Agent's receipt of any awards, proceeds or damages under Paragraphs 3 and 9 hereof shall not operate to cure or waive Mortgagor's default in payment of the Obligations.


12. Security Agreement. Insofar as any item of property included in the Property which is or might be deemed to be "personal property" is concerned, the Mortgagor acknowledges and agrees that the Mortgagor has granted the Lender a first perfected security interest in and to each and every item of personal property (hereinafter referred to as "Personal Property") pursuant the certain Security Agreement of even date herewith and warrants and agrees that there is no financing statement covering the Personal Property, or any part thereof, on file in any public office of which the Collateral Agent has not received notice.

13. Leases and Revenues.

        (a) As part of the consideration for the Obligations, Mortgagor has absolutely and unconditionally collaterally assigned and transferred to Collateral Agent for the ratable benefit of the Lenders all of Mortgagor's right, title and interest in and to the Leases and the Revenues, including those now due, past due or to become due by virtue of any Lease for the occupancy or use of all or any part of the Property.

        (b) Mortgagor agrees that neither the foregoing assignment of Leases and Revenues, nor the assignment provided for in the Lease Assignment, nor the exercise of any of Lender's rights and remedies under Paragraph 18 hereof shall be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Collateral Agent, in person or by agent, assumes actual possession thereof. Nor shall the appointment of any receiver for the Property by any court at the request of Collateral Agent or by agreement with Mortgagor, or the entering into possession of any part of the Property by such receiver, be deemed to make Collateral Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

        (c) If Collateral Agent or a receiver enters upon, takes possession of and maintains control of the Property, all Revenues thereafter collected shall be applied first to the costs of taking control of and managing the Property and collecting the

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



Revenues, including, but not limited to, reasonable attorneys' fees actually incurred, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Mortgagor as landlord, lessor or licensor of the Property and then to the Obligations. Collateral Agent or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Collateral Agent shall not be liable to Mortgagor, anyone claiming under or through Mortgagor or anyone having an interest in the Property by reason of anything done or left undone by Collateral Agent pursuant to Paragraph 18 hereof. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies expended by Collateral Agent for such purposes shall become a portion of the Obligations. Unless Collateral Agent and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from Collateral Agent to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the default rate stated in the Credit Agreement, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law. The entering upon and taking possession of and maintaining of control of the Property by Collateral Agent or the receiver pursuant to the provisions of this Mortgage and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Collateral Agent hereunder.

14. Leases of the Property and Collection of Revenues. Except as provided for in the Credit Agreement, Mortgagor will not enter into any Lease of all or any substantial portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of the Property, without the prior written consent of Collateral Agent (which consent shall not be unreasonably withheld). Mortgagor agrees not to collect or accept the payment of any Revenues, or other income or profit from, or on account of, any use or occupancy of the Property, in advance of the time when such payment becomes due unless such amount is delivered to Collateral Agent to be applied to the Obligations.

15. Remedies Cumulative. All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

16. Taxation of Mortgages. In the event of the enactment of any law deducting from the value of the Property any mortgage lien thereon, or imposing upon Collateral Agent the payment of all or part of the taxes, charges or assessments previously paid by Mortgagor pursuant to this Mortgage, or changing the law relating to the taxation of mortgages or debts secured by mortgages or Agent's interest in the Property so as to impose new incidents of tax on Collateral Agent, then Mortgagor shall pay such taxes or assessments or shall reimburse Collateral Agent therefor; provided that, however, if in the opinion of counsel to Collateral Agent, such payment cannot lawfully be made by Mortgagor, then Collateral Agent may, at Agent's option, declare the Obligations to be immediately due and payable and invoke any remedies permitted by Paragraph 18 of this Mortgage.

17. Events of Default and Acceleration. The term "Event of Default", wherever used in this Mortgage, shall mean any one or more of the following conditions or events:

        (a) The occurrence of any "Event of Default" as defined in the Credit Agreement.


        If an Event of Default shall have occurred, Collateral Agent may, at Agent's option, by notice to Mortgagor declare the entire Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by Mortgagor; provided, however, the Mortgagor acknowledges that as to certain Events of Default, as set forth in the Credit Agreement, the Obligations automatically shall become and be immediately due and payable, without any declaration or other act on the part of Collateral Agent. No omission on the part of Collateral Agent to exercise such option when entitled to do so shall be construed as a waiver of such right.


18. Rights and Remedies.

        (a) Power of Sale and other Remedies. Upon the occurrence of any Event of Default, and whether or not Collateral Agent shall have accelerated the maturity of the Obligations pursuant to Paragraph 18 hereof, Collateral Agent, at its option, may:

                (i) exercise the Statutory Power of Sale in parts or as an entirety; Mortgagor specifically waives all rights it may have to raise objections pursuant to MCLA Section 600.3224 and MCLA 600.3165 and acknowledges that any separate parcels of the Land may be sold together;

                (ii) either with or without entering upon or taking possession of the Property, demand, collect and receive any or all Revenues;

                (iii) exercise its rights as a secured party with respect to the Personal Property and enter upon any premises on which the Personal Property or any part thereof may be situated and remove the same;

                (iv) either with or without taking possession of the Personal Property, sell, lease or otherwise dispose of the Personal Property in its then condition or following such preparation as Collateral Agent deems advisable;

                (v) either with or without entering upon or taking possession of the Property, and without assuming any obligations of Mortgagor thereunder, exercise the rights of Mortgagor under, use or benefit from, any of the Leases;

                (vi) in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Property in order to perform all acts necessary or appropriate to maintain and operate the Property, including, but not limited to, the execution, cancellation or modification of Leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as Collateral Agent, in its sole discretion, deems proper or appropriate;

                (vii) proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Obligations or the performance of any term, covenant, condition or agreement of this Mortgage or the Credit Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Collateral Agent shall determine most effectual for such purposes;

                (viii) institute and maintain such suits and proceedings as Collateral Agent may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage, to preserve or protects its interest in the Property and the Revenues, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Collateral Agent;

                (ix) apply all or any portion of the Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Obligations;

                (x) foreclose any and all rights of Mortgagor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of the State of Michigan;

                (xi) in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the creditors or property of Mortgagor, Collateral Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Collateral Agent allowed in such proceedings for the entire amount of the Obligations at the date of the institution of such proceedings and for any additional portion of the Obligations accruing after such date;

                (xii) exercise any other right or remedy of a mortgagee or secured party under the laws of the State of Michigan.

        (b) Receiver. If an Event of Default shall have occurred Collateral Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the Revenues. The receiver shall have all of the rights and powers permitted under the laws of the State of Michigan. Mortgagor will pay to Collateral Agent upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to such appointment and all such expenses shall be a portion of the Obligations.

        (c) Sale or Other Disposition of Property. The Collateral Agent, in connection with the exercise of its rights under, and in accordance with the terms and conditions of the Uniform Commercial Code as enacted in the State of Michigan (the "UCC") and the Security Agreement may conduct any sale or other disposition of the

Property at public or private sale, to the extent such private sale is authorized under the provisions of the UCC and the Security Agreement upon the Land, in which event Collateral Agent shall not be liable for any rent or charge for such use of the Land. Collateral Agent may purchase the Property, or any portion of it, at any sale held under this Paragraph 18. With respect to any Property to be sold pursuant to the UCC, Collateral Agent shall give Mortgagor at least ten (10) days written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition may be made. Collateral Agent may sell any of the Personal Property as part of the real property comprising the Property, or any portion or unit thereof, at the foreclosure sale or sales conducted pursuant hereto. If the provisions of the UCC are applicable to any part of the Personal Property which is to be sold in combination with or as part of the real property comprising the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the Statutory Power of Sale with respect to the real property or any part thereof. Mortgagor waives any right to require the marshaling of any of its assets in connection with any disposition conducted pursuant hereto. In the event all or part of the Property is included at any foreclosure sale conducted pursuant hereto, a single total price for the Property, or such part thereof as is sold, may be accepted by Collateral Agent with no obligation to distinguish between the application of such proceeds amongst the property comprising the Property.

        (d) Collection of Revenues. In connection with the exercise by Collateral Agent of the rights and remedies provided for in subparagraph (a)(ii) of this Paragraph 18:

                (i) Collateral Agent shall be entitled to all the rights and benefits of Sections 26.1137(1), 26.1137(2), and 26.1137(3), Michigan
        Statutes Annotated Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231 et. seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211 et. seq.), all as amended and any successor provisions;

                (ii) Collateral Agent may notify any tenant, lessee or licensee of the Property, either in the name of Collateral Agent or Mortgagor, to make payment of Revenues directly to Collateral Agent or Agent's agents, may advise any person of Agent's interest in and to the Revenues, and may collect directly from such tenants, lessees and licensees all amounts due on account of the Revenues;

                (iii) At Agent's request, Mortgagor will provide written notification to any or all tenants, lessees and licensees of the Property concerning Agent's interest in the Revenues and will request that such tenants, lessees and licensees forward payment thereof directly to Collateral Agent;

                (iv) Mortgagor shall hold any proceeds and collections of any of the Revenues in trust for Collateral Agent and shall not commingle such proceeds or collections with any other funds of Mortgagor; and

                (v) Mortgagor shall deliver all such proceeds to Collateral Agent immediately upon the receipt thereof by Mortgagor in the identical form received, but duly endorsed or assigned on behalf of Mortgagor to Collateral Agent.

        (e) Use and Occupation of Property. In connection with the exercise of Agent's rights under Subparagraph (a)(vi) of this Paragraph 18, Collateral Agent may enter upon, occupy, and use all or any part of the Property and may exclude Mortgagor from the Land and the Improvements or portion thereof as may have been so entered upon, occupied, or used. Collateral Agent shall not be required to remove any Personal Property from the Land and the Improvements upon Agent's taking possession thereof, and may render any Personal Property unusable to Mortgagor. In the event Collateral Agent manages the Land and the Improvements in accordance with Subparagraph (a)(vi) herein, Mortgagor shall pay to Collateral Agent on demand a reasonable fee for the management thereof in addition to the Obligations. Further, Collateral Agent may construct such Improvements on the Land or make such alterations, renovations, repairs, and replacements to the Improvements, as Collateral Agent, in its sole discretion, deems proper or appropriate. The obligation of Mortgagor to pay such amounts and all expenses incurred by Collateral Agent in the exercise of its rights hereunder shall be included in the Obligations and shall accrue interest at the default rate of interest stated in the Credit Agreement, unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law.

        (f) Partial Sales. Mortgagor agrees that in case Collateral Agent, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Obligations.

        (g) Assembly of Collateral. Upon the occurrence of any Event of Default, Collateral Agent may require Borrower to assemble the Collateral and make it available to Collateral Agent, at Mortgagor's sole risk and expense, at a place or places to be designated by Collateral Agent which are reasonably convenient to both Collateral Agent and Mortgagor.


        (h) Power of Attorney. Upon the occurrence of any Event of Default, Mortgagor hereby irrevocably constitutes and appoints Collateral Agent as Mortgagor's true and lawful attorney in fact to take any action with respect to the Property to preserve, protect, or realize upon Agent's interest therein, each at the sole risk, cost and expense of Mortgagor, but for the sole benefit of Collateral Agent. The rights and powers granted Collateral Agent by the within appointment include, but are not limited to, the right and power to: (i) prosecute, defend, compromise, settle, or release any action relating to the Property; (ii) endorse the name of Mortgagor in favor of Collateral Agent upon any and all checks or other items constituting Revenues; (iii) sign and endorse the name of Mortgagor on, and to receive as secured party, any of the Personal Property; (iv) sign and file or record on behalf of Mortgagor any financing or other statement in order to perfect or protect Agent's security interest; (v) enter into leases or subleases relative to all or a portion of the Land or the Improvements; (vi) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any Improvements on the Land; (vii) manage, operate, maintain, or repair the Land and the Improvements; and (viii) exercise the rights of Mortgagor under any Leases, or Intangible Personal Property. Collateral Agent shall not be obligated to perform any of such acts or to exercise any of such powers, but if Collateral Agent elects so to perform or exercise, Collateral Agent shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for Agent's willful misconduct or gross negligence. All powers conferred upon Collateral Agent by this Mortgage, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of Collateral Agent.

19. Notices. Any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Mortgage shall be given or served as provided in the Credit Agreement.

20. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Collateral Agent and Mortgagor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

21. Governing Law; Severability. This Mortgage and the obligations of Mortgagor hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts except that the creation, governance, administration and enforcement of liens and rights and remedies with respect to the Property shall be governed by and interpreted in accordance with the laws of the State of Michigan. In the event that any provision or clause of this Mortgage or any other Loan Document conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or such Loan Document which can be given effect without the conflicting provision, and to this end, the provisions of this Mortgage and the other Loan Documents are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Mortgagor is interpreted so that any charge for which provision is made in this Mortgage or in the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Mortgagor, is interpreted so that any such charge, whether considered separately or together with other charges that are considered a part of the transaction represented by this Mortgage and the other Loan Documents, violates such law, and Mortgagor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Collateral Agent in excess of the amounts payable to Collateral Agent pursuant to such charges as reduced shall be applied by Collateral Agent to reduce the principal of the Obligations.

22. Discharge. Upon payment and performance of the Obligations, Collateral Agent shall discharge this Mortgage. Mortgagor shall pay Agent's reasonable costs incurred in discharging this Mortgage.

23. Waivers. (a) Mortgagor agrees to the full extent permitted by law, that in case of an Event of Default hereunder, neither Mortgagor nor anyone claiming through or under Mortgagor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for Mortgagor and all who may at any time claim through or under Mortgagor, hereby waives to the fullest extent that Mortgagor may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

(b) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances.

(c) Neither this Mortgage nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Mortgagor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

(d) In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Collateral Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Obligations or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings (including, without limitation, the restrictions upon transfer contained in Paragraph 6).

24. Further Assurances. At any time and from time to time, upon request by Collateral Agent, Mortgagor will make, execute and deliver, or cause to be made, executed and delivered, to Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Collateral Agent, any and all such other and further assignments, mortgages, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Collateral Agent, be neces sary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Mortgagor under this Mortgage, and (b) the lien and security interest created by this Mortgage upon the Property. Upon any failure by Mortgagor so to do, Collateral Agent may make, execute, record, file, re-record and/or refile any and all such assignments, mortgages, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Collateral Agent the agent and attorney in fact of Mortgagor so to do.

25. Subrogation. Collateral Agent shall be subrogated to all right, title, lien or equity of all persons to whom Collateral Agent may have paid any monies in settlement of liens, charges or assessments, or in acquisition of title or for its benefit hereunder, or for the benefit or account of Mortgagor upon execution of the Note or subsequently paid under any provisions hereof.

26. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage and any and all other Loan Documents.

27. Agent's Fees and Expenses; Indemnification. (a) Without in anyway limiting any other reimbursement obligations contained under the other Loan Documents, the Mortgagor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Mortgage, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Property, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Mortgagor to perform or observe any of the provisions hereof.

        (b) Without limitation of its indemnification obligations under the other Loan Documents, the Mortgagor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Mortgage or any claim, litigation, investigation or proceeding relating hereto or to the Property, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

        (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Paragraph 29 shall remain operative and in full force and effect regardless of the termination of this Mortgage or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Mortgage or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Paragraph 29 shall be payable on written demand therefor.

28. WAIVER OF JURY TRIAL. THE MORTGAGOR AND THE AGENT ON BEHALF OF THE LENDERS BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS. THE MORTGAGOR (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 30.

29.Jurisdiction; Consent to Service of Process. (a) The Mortgagor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Mortgage or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Mortgage shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Mortgage or the other Loan Documents against the Mortgagor or its properties in the courts of any jurisdiction. Without limiting the foregoing, the Mortgagor hereby consents to personal jurisdiction in any state or federal court located in the State of Michigan solely for the purpose of enforcement of the Agent's liens and Rights and Remedies.

        (b) The Mortgagor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Mortgage or the other Loan Documents in any Court referred to in subparagraph (a) of this Paragraph 18 other than a Court referred to in the last sentence of subparagraph (a) that is not referred to elsewhere in such subparagraph (a). The Mortgagor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) The Mortgagor irrevocably consents to service of process in the manner provided for notices in Paragraph 21. Nothing in this Mortgage will affect the right of the Collateral Agent or any Lender to serve process in any other manner permitted by law.

30. Warranties and Representations. The warranties, representations, covenants and agreements made by the Mortgagor herein are supplemental to those set forth in the Credit Agreement, and in the event of any inconsistency, the terms and conditions of the Credit Agreement shall control.


        IN WITNESS WHEREOF, Mortgagor has executed this Mortgage under seal, as of the day and year first above written.

Witness:                                   BSQ TRANSFEREE CORP.



_________________________                  By:_________________________________
Print Name:
                                           Name:_______________________________

_________________________                  Title:______________________________
Print Name:

        COMMONWEALTH OF MASSACHUSETTS)
        SUFFOLK County)

        On this 18th day of March 1999, before me personally appeared the above-named _____________, the ____________ of BSQ Transferee Corp., a Delaware corporation and acknowledged the foregoing to be his free act and deed and the free act and deed of BSQ Transferee Corp.


                                                ------------------------------
                                                Notary Public
                                                My commission expires:

                                                                 (AFFIX SEAL)
DRAFTED BY AND WHEN RECORDED
RETURN TO:
Riemer & Braunstein
Three Center Plaza
Boston, Massachusetts 02108
Attention: Robert E. Paul, Esquire

                                    EXHIBIT A


                           [Legal Description of Land]

                                                                       EXHIBIT D


     AMENDED AND RESTATED PARENT GUARANTEE AGREEMENT dated as of March 18, 1999, among CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on
Schedule I hereto (each such other Subsidiary, individually, a Subsidiary Guarantor and, collectively, the "Subsidiary Guarantors"; Holdings, BSQ Acqco, BSQ Newco, Hechinger and the Subsidiary Guarantors are referred to collectively herein as, the "Guarantors"), BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H

     WHEREAS, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East Coast Company, entered into a Credit Agreement dated September 26, 1997, as amended and restated as of December 31, 1998, with certain lenders party thereto, The Chase Manhattan Bank, BankAmerica Business Credit, Inc. and Citicorp USA, Inc. (the "1997 Agreement"); and

     WHEREAS, on December 31, 1998, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East Coast Company, entered into a Credit Agreement with certain lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, Collateral Agent, Borrowing Base Account Agent, Issuing Bank and Swingline Lender (the "Supplemental Agreement", which together with the 1997 Agreement shall be referred to collectively as the "Existing Agreements"); and

     WHEREAS, BankBoston Retail Finance Inc. has acquired all right, title and interest under the Existing Agreements; and

     WHEREAS, the parties hereto desire to amend and restate the Existing Agreements and all other Loan Documents executed in connection therewith in their entirety, including, without limitation, a Parent Guarantee Agreement dated September 26, 1997, as amended and restated as of December 31, 1998 among the Parent Guarantors and The Chase Manhattan Bank as Administrative Agent and Collateral Agent and a Parent Guarantee Agreement dated December 31, 1998 among the Parent Guarantors and The Chase Manhattan Bank as Administrative Agent and Collateral Agent (collectively, the "Existing Parent Guarantee Agreements");

     NOW, THEREFORE, the parties hereto agree as follows:

     Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B

Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. As the direct and indirect owners of all the issued and outstanding capital stock of the Borrower (or, in the case of BSQ Newco and Hechinger Stores East Coast, as a wholly owned subsidiary of an indirect owner of all such stock), each Guarantor acknowledges that it will derive substantial benefit from the making of Loans by the Lenders and the issuance of Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of an Amended and Restated Parent Guarantee Agreement in the form hereof, which amends and restates the Existing Parent Guarantee Agreements. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, each Guarantor is willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees (the "Guarantee"), jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents
(d) each of the foregoing as if each reference to the "Secured Parties " therein were to each Affiliate of any Secured Party, and (e) any transaction with the Collateral Agent or any Secured Party or any Affiliate of the Collateral Agent or any Secured Party which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided to the Borrower or to any Loan Party by the Collateral Agent or any Secured Party or any Affiliate of the Collateral Agent or any Secured Party, as each may be amended from time to time, and (f) the Chase Obligations (all the monetary and other obligations described in the preceding clauses (a) through (f) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guarantee notwithstanding any extension or renewal of any Obligation.

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of the Guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor of the Obligations under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other guarantor of the Obligations under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

     SECTION 3. Security. Each Guarantor authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that the Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

     SECTION 5. Indemnification. The Guarantors shall also indemnify, defend, and hold the Agents and the Lenders, or any agent, employee, officer, or representative of the Agents and the Lenders, harmless of and from any claim (other than any claim as to which a final determination is made in a judicial proceeding (in which the Agents and the Lenders have had an opportunity to be heard), which determination includes a specific finding that the Agents or the Lenders had acted in a grossly negligent manner or in actual bad faith) brought or threatened against the Agents or the Lenders or any such person so indemnified by: the Borrower; the Guarantors; any other Loan Party or any other person (as well as from attorneys' reasonable and documented fees and reasonable expenses in connection therewith) on account of the Agents' or any of the Lenders' relationship with the Borrower, the Guarantors, or any other Loan Party (each of which may be defended, compromised, settled, or pursued by the Agents or the Lenders with counsel of the their respective selection, but at the expense of the Guarantors to the extent such expenses are reasonable and documented).

     SECTION 6. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 7. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower, any Loan Party, or any other guarantor or exercise any other right or remedy available to them against the Borrower, any Loan Party, or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

     SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. None of the Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 10. Costs of Enforcement. The Guarantors will pay on demand, without limitation, all attorneys' reasonable and documented fees, out-of-pocket expenses incurred by the Agents' attorneys and all reasonable and documented costs incurred by the Agents, including, without limitation, costs and expenses associated with travel on behalf of the Agents, which costs and expenses are directly or indirectly related to or in respect of the Agents's administration, negotiation, documentation, and amendment of this guaranty and in the Agents' efforts to collect and/or to enforce any of the obligations of the Guarantors hereunder and/or to enforce any of the

Agents' rights, remedies, or powers against or in respect of the Guarantors (whether or not suit is instituted by or against the Agents).

     SECTION 11. Termination. The Guarantee (a) shall terminate when all the Obligations (other than the Chase Obligations that have not been liquidated at such time) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Letter of Credit Outstandings has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

     SECTION 13. Waivers; Amendment. (a) No failure or delay of any Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and each of the Agents, with the prior written consent of the Lenders as provided in Section 9.02 of the Credit Agreement.

     SECTION 14. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to the Agents may be reproduced by the Agents by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

     SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 16. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower.

     SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Letter of Credit Outstandings does not equal zero and as long as the Commitments have not been terminated.

          (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 18. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 19. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court sitting in Suffolk County and of the United States District Court of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction

          (b) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 21.

     SECTION 22. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Secured Party and each Participant is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party or such Participant to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party or such Participant irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party and each Participant under this Section 22 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have.

        IN WITNESS WHEREOF, the Guarantors hereto have duly executed this Agreement as of the day and year first above written.

                                         CENTERS HOLDINGS, INC.,


                                          by____________________________________
                                            Name:
                                            Title:


                                         BSQ ACQUISITION, INC.,


                                         by____________________________________
                                            Name:
                                            Title:


                                         BSQ TRANSFEREE CORP.,


                                         by____________________________________
                                            Name:
                                            Title:


                                         HECHINGER COMPANY,


                                         by____________________________________
                                            Name:
                                            Title:


                                         HECHINGER STORES COMPANY,


                                         by____________________________________
                                            Name:
                                            Title:


                                         HECHINGER STORES EAST COAST
                                         COMPANY,


                                         by____________________________________
                                            Name:
                                            Title:

                                        THE SUBSIDIARY GUARANTORS
                                        LISTED ON SCHEDULE I HERETO,


                                         by____________________________________
                                           Name:
                                           Title: Authorized Officer

                                                               Schedule I to the
                                                      Parent Guarantee Agreement


                              SUBSIDIARY GUARANTORS

(a)    BSQ Acquisition, Inc., a Delaware corporation
(b)    BSQ Transferee Corp., a Delaware corporation
(c)    Hechinger Company , a Delaware corporation
(d)    Hechinger Stores Company, a Delaware corporation
(e)    Hechinger Stores East Coast Company, a Delaware corporation
(f)    HIDS, Inc., a Delaware corporation
(g)    Hechinger International, Inc., a Delaware corporation
(h)    Hechinger Property Company, a Delaware corporation
(i)    Hechinger Financial Holdings Company, a Delaware corporation
(j)    Hechinger Finance, Inc., a Delaware corporation
(k)    Pennsy, Inc., a Delaware corporation
(l)    Hechinger Towers Company, a Delaware corporation
(m)    PhilProp Holding  Company, a Pennsylvania corporation
(n)    ManProp Holding Company, a Virginia corporation
(o)    BucksProp Holding Company, a Pennsylvania corporation
(p)    HProp. Inc., a Delaware corporation
(q)    RemProp. Inc., a Delaware corporation
(r)    Hechinger Royalty Company, a Delaware corporation
(s)    HQ Mid-Atlantic, LLC, a Delaware limited liability company
(t)    HQ Southwest LLC, a Delaware limited liability company
(u)    HQ Partners, L.P., a Delaware limited partnership

                                                                       EXHIBIT E


         AMENDED AND RESTATED PLEDGE AGREEMENT dated as of March 18, 1999, among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on
Schedule I hereto (each such other Subsidiary, individually, a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                               W I T N E S S E T H

         WHEREAS, a Pledge Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (the "1997 Pledge Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on
Schedule I to the 1997 Pledge Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent for the Secured Parties (as defined in the 1997 Pledge Agreement) to secure the Obligations (as defined in the 1997 Pledge Agreement); and

         WHEREAS, a Pledge Agreement dated as of December 31, 1998 (the "Supplemental Pledge Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on Schedule I to the Supplemental Pledge Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent for the Secured Parties (as defined in the Supplemental Pledge Agreement) to secure the Obligations (as defined in the Supplemental Pledge Agreement)(the Supplemental Pledge Agreement together with the 1997 Pledge Agreement shall be referred to collectively as the "Existing Pledge Agreements"); and

         WHEREAS, the Existing Pledge Agreements, have been assigned by Chase, as collateral agent to the Collateral Agent pursuant to an Assignment and Release Agreement dated March 18, 1999; and

         WHEREAS, the Obligations secured by the Existing Pledge Agreements are being modified and amended as of the date hereof and the Collateral Agent and the Pledgors therefore desire to amend and restate the Existing Pledge Agreements in their entirety.

         NOW THEREFORE, it is hereby agreed that the Existing Pledge Agreements are hereby amended and restated as follows:

         Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B

Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders, (b) the Parent Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agents, and (c) the Subsidiary Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time), among the Subsidiary Pledgors and the Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and the Subsidiary Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents, (d) each of the foregoing as if each reference to the "Lenders " therein were to each Affiliate of any Lender, and (e) any transaction with the Collateral Agent or any Lender or any Affiliate of the Collateral Agent or any Lender which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided by the Collateral Agent or any Lender or any Affiliate of the Collateral Agent or any Lender, as each may be amended from time to time, and (f) the Chase Obligations (all the monetary and other obligations described in the preceding clauses (a) through (f) being collectively called the "Obligations").

         Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under (a) the shares of capital stock or other equity interest (including any equity interest in (i) any joint venture listed on Schedule III hereto (the "Joint Ventures"), or (ii) limited partnership, or limited liability company listed on Schedule IV hereto (the "Additional Equity Interests")) owned by it and listed on Schedule II hereto and any shares of capital stock or other equity interest of or any Subsidiary or Joint Ventures obtained in the future by the Pledgor and the certificates representing all such shares or equity interest (the "Pledged Stock"), provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above;
(e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and
(d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as
Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

                  (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

         SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock or other equity interest of the issuer with respect thereto;

                  (b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

                  (d) no consent of any other person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                  (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

                  (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X or any successor thereto as of the date hereof; and

                  (j)      with respect to the Debt Securities, the following:


                           (i) the obligors thereunder are not in default under the terms of the Debt Securities.

                           (ii) that all signatures on the Debt Securities are genuine and that there are no claims, defenses, offsets, or counterclaims of the obligors thereunder against the respective Pledgor under the Debt Securities or otherwise.

                           (iii) that the respective Pledgor will not exercise any rights or remedies under the Debt Securities, or, except with respect to Debt Securities between any of the Loan Parties, amend, modify, release, or discharge any Debt Security or any collateral therefor prior to full payment of said Debt Security without the prior written consent of the Collateral Agent.

                           (iv) that the Debt Securities are valid and enforceable against the obligors thereunder.

         SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. Following an Event of Default, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                           (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                           (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph
                  (iii) below.

                           (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or its equivalent in other jurisdictions.

         SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable and documented fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the Swingline Lender until all Obligations with respect to the Swingline Loans have been indefeasibly paid in full;

                  THIRD, to the Tranche A Lenders until all Obligations with respect to the Tranche A Loans have been indefeasibly paid in full;

                  FOURTH, to the Cash Collateral Account as collateral for all Letter of Credit Outstandings;

                  FIFTH, to the Tranche B Lenders until all Obligations with respect to the Tranche B Loans have been indefeasibly paid in full;

                  SIXTH, to all other Obligations, excluding, the Chase Obligations;

                  SEVENTH, to The Chase Manhattan Bank, as agent for the holders of the Chase Obligations.

                  EIGHTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8. Reimbursement of Collateral Agent. (a) Without limitation of any reimbursement obligations under the other Loan Documents, each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any of such Indemnitee's Affiliates).

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
         Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.09 of the Credit Agreement.

         SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable and documented fees and expenses to the Collateral Agent of legal counsel), and claims (including the reasonable and documented costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section
12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

         SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor or any other Loan Party in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations (other than the Chase Obligations that have not been liquidated at such time) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Letter of Credit Outstandings have been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

                  (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                  (c) In connection with any termination or release pursuant to paragraph (a) or (b) above, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower.

         SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

         SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

         SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other

Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Letter of Credit Outstandings do not equal zero and as long as the Commitments have not been terminated.

                  (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

         SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court sitting in Suffolk County and of the United States District Court of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

                  (b) Each Pledgor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section other than a court referred to in the last sentence of paragraph (a) that is not referred to elsewhere in paragraph (a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 23. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

         SECTION 24. Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Borrower Subsidiary. Upon execution and delivery by the Collateral Agent and a Borrower Subsidiary of an instrument in the form of Annex 1, such Borrower Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement..

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

                                        HECHINGER INVESTMENT COMPANY
                                        OF DELAWARE, INC.,


                                       by____________________________________
                                        Name:
                                        Title:


                                        CENTERS HOLDINGS, INC.,


                                       by____________________________________
                                        Name:
                                        Title:


                                        BSQ ACQUISITION, INC.,


                                       by____________________________________
                                        Name:
                                        Title:


                                        BSQ TRANSFEREE CORP.,


                                       by____________________________________
                                        Name:
                                        Title:


                                        HECHINGER COMPANY,


                                       by____________________________________
                                        Name:
                                        Title:


                                        HECHINGER STORES COMPANY,


                                       by____________________________________
                                        Name:
                                        Title:

                                        HECHINGER STORES EAST COAST COMPANY,


                                       by____________________________________
                                        Name:
                                        Title:


                                        THE SUBSIDIARY PLEDGORS LISTED
                                        ON SCHEDULE I HERETO,


                                       by____________________________________
                                        Name:
                                        Title: Authorized Officer


                                        BANKBOSTON RETAIL FINANCE INC.,
                                        as Collateral Agent,


                                       by____________________________________
                                        Name:
                                        Title:

                                                               Schedule I to the
                                                                Pledge Agreement


                        Subsidiary Pledgors                                             Address
                        -------------------                                             -------

Centers Holdings, Inc., a Delaware corporation                                   1801 McCormick Drive
                                                                                 Largo, MD  20774

BSQ Acquisition, Inc., a Delaware corporation                                    1801 McCormick Drive
                                                                                 Largo, MD  20774

Hechinger Company, a Delaware corporation                                        1801 McCormick Drive
                                                                                 Largo, MD  20774

Hechinger Stores Company, a Delaware corporation                                 1801 McCormick Drive
                                                                                 Largo, MD  20774

Hechinger Investment Company of Delaware, Inc., a Delaware corporation           1801 McCormick Drive
                                                                                 Largo, MD  20774

Hechinger Financial Holdings Company, a Delaware corporation                     1801 McCormick Drive
                                                                                 Largo, MD  20774

                                                              Schedule II to the
                                                                Pledge Agreement

                                  CAPITAL STOCK

                                    Certificate                                             Number and           Percentage
           Issuer                     Numbers               Registered Owner              Class of Shares        of Shares
           ------                   -----------             ----------------              ---------------        ----------

BSQ Acquisition, Inc.                    1             Centers Holdings, Inc.             1,000 Shares of           100
                                                                                          Common Stock

BSQ Transferee Corp.                     1             BSQ Acquisition, Inc.              1,000 Shares of           100
                                                                                          Common Stock

Hechinger Company                        1             BSQ Acquisition, Inc.              10 Shares of              100
                                                                                          Common Stock

Hechinger Stores Company                 6             Hechinger Company                  100 Shares of             100
                                                                                          Common Stock

Hechinger Investment Company of          1             Hechinger Stores Company           1,000 Shares of           100
Delaware, Inc.                                                                            Common Stock

Hechinger Stores East Coast              1             Hechinger Stores Company           100 Shares of             100
Company                                                                                   Common Stock

Hechinger International, Inc.            2             Hechinger Company                  100 Shares of             100
                                                                                          Common Stock

Hechinger Property Company               2             Hechinger Company                  100 Shares of             100
                                                                                          Common Stock

Hechinger Financial Holdings             2             Hechinger Company                  100 Shares of             100
Company                                                                                   Common Stock

Hechinger Finance, Inc.                  1             Hechinger Financial Holdings       1,000 Shares of           100
                                                       Company                            Common Stock

Pennsy,Inc.                              1             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

Hechinger Towers Company                 1             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

PhilProp Holding Company                 2             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

ManProp Holding Company                  2             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

BucksProp Holding Company                1             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

HProp, Inc.                              1             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

                                    Certificate                                             Number and           Percentage
           Issuer                     Numbers               Registered Owner              Class of Shares        of Shares
           ------                   -----------             ----------------              ---------------        ----------

RemProp, Inc.                            2             Hechinger Financial Holdings       100 Shares of             100
                                                       Company                            Common Stock

Hechinger Royalty Company                2             Hechinger Investment               100 Shares of             100
                                                       Company of Delaware, Inc.          Common Stock

HIDS, Inc.                               1             Hechinger Investment               100 Shares of             100
                                                       Company of Delaware, Inc.          Common Stock

                                                       Schedule 11 to the Pledge
                                                           Agreement (continued)


                                 DEBT SECURITIES

                   Issuer                             Principal Amount   Date of Note
                   ------                             ----------------   ------------
BSQ Acquisition, Inc.                                     $8,000,000       9-25-97

BSQ Acquisition, Inc.                                   $110,000,000       9-25-97

BSQ Acquisition, Inc.                                    $72,000,000       9-26-97

Hechinger Investment Company of Delaware, Inc.            $3,250,000       9-26-97

Hechinger Investment Company of Delaware, Inc.           $47,500,000       9-29-97

BSQ Acquisition, Inc.                                     $9,452,611       9-26-97

BSQ Acquisition, Inc.                                    $20,966,067       9-26-97

                                                             Schedule III to the
                                                                Pledge Agreement


                                 JOINT VENTURES

                                      None

                                                              Schedule IV to the
                                                                Pledge Agreement


                           ADDITIONAL EQUITY INTERESTS


Name                               Registered Owner                      Description
----                               ----------------                      -----------
HQ Mid Atlantic, LLC               Hechinger Investment                  100% Membership Interest
                                   Company of Delaware, Inc.

HQ Partners, L.P.                  Hechinger Investment                  1% General Partner Interest
                                   Company of Delaware, Inc.

HQ Southwest, LLC                  Hechinger Investment                  100% Membership Interest
                                   Company of Delaware, Inc.

                                                                  Annex 1 to the
                                                                Pledge Agreement


         SUPPLEMENT NO. dated as of               , to the PLEDGE AGREEMENT
dated as of March 18,1999, among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), each other Subsidiary of Holdings listed on Schedule I thereto (each such other Subsidiary, individually, a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         A. Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders, (b) the Parent Guarantee Agreement dated as of March 18, 1999(as amended, supplemented or otherwise modified from time to time), among the Parent Guarantors and the Agent, (d) the Subsidiary Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time), among the Subsidiary Pledgors and the Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary. Section 24 of the Pledge Agreement provides that such Borrower Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it [at the address set forth under its signature hereto][in care of the Borrower].

         SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement under seal as of the day and year first above written.

                                       [Name of New Pledgor],


                                       by_______________________________________
                                         Name:
                                         Title:
                                         Address:


                                       BANKBOSTON RETAIL FINANCE INC.,
                                       as Collateral Agent,


                                       by_______________________________________
                                         Name:
                                         Title:
                                         Address:

                                                                   Schedule I to
                                                                  Supplement No.
                                                         to the Pledge Agreement


                      Pledged Securities of the New Pledgor

                                  CAPITAL STOCK

                  Number of                 Registered         Number and               Percentage
Issuer            Certificate               Owner              Class of Shares          of Shares
------            -----------               ----------         ---------------          ----------




                                 DEBT SECURITIES

Issuer        Principal Amount           Date of Note        Maturity Date
------        ----------------           ------------        -------------


                                                                       EXHIBIT F


                     AMENDED AND RESTATED SECURITY AGREEMENT


     AMENDED AND RESTATED SECURITY AGREEMENT dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), HQ SOUTHWEST, LLC, a Delaware limited liability company ("Southwest"), HQ PARTNERS, L.P. ("Partners"), each other Subsidiary of Holdings listed on Schedule I hereto (each of Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, Southwest, Partners, and each such other Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein) in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

     WHEREAS, a Security Agreement dated as of September 26, 1997, as amended and restated as of December 31, 1998 (the "1997 Security Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on Schedule I to the 1997 Security Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent for the Secured Parties (as defined in the 1997 Security Agreement) to secure the Obligations (as defined in the 1997 Security Agreement); and

     WHEREAS, a Security Agreement dated as of December 31, 1998 (the "Supplemental Security Agreement"), was entered into among the Borrower, Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast, each other Subsidiary of Holdings listed on Schedule I to the Supplemental Security Agreement, and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent for the Secured Parties (as defined in the Supplemental Security Agreement) to secure the Obligations (as defined in the Supplemental Security Agreement)(the Supplemental Security Agreement together with the 1997 Security Agreement shall be referred to collectively as the "Existing Security Agreements"); and

     WHEREAS, the Existing Security Agreements, have been assigned by Chase, as collateral agent to the Collateral Agent pursuant to an Assignment and Release Agreement dated March 18, 1999; and

     WHEREAS, the Obligations secured by the Existing Security Agreements are being modified and amended as of the date hereof and the Collateral Agent and the Pledgors therefore desire to amend and restate the Existing Security Agreements in their entirety.

     NOW THEREFORE, it is hereby agreed that the Existing Security Agreements are hereby amended and restated as follows:

     Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the

Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders, (b) the Parent Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), among Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and the Agents, and (c) the Subsidiary Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement" and, together with the Parent Guarantee Agreement, the "Guarantee Agreements") among the Guarantors listed on Schedule I hereto and the Agents.

     The Lenders have agreed to make Loans to the Borrower, and BankBoston, N.A., a national banking association as Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of
(i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents, (d) each of the foregoing as if each reference to the "Lenders" therein were to each Affiliate of any Lender, and (e) any transaction with the Collateral Agent or any Lender or any Affiliate of the Collateral Agent or any Lender which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided by the Collateral Agent or any Lender or any Affiliate of the Collateral Agent or any Lender, as each may be amended from time to time, and (f) the Chase Obligations (all the monetary and other obligations described in the preceding clauses (a) through (f) being collectively called the "Obligations").

     Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.01 Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the Commonwealth of Massachusetts as of the date hereof.

     SECTION 1.02 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

     "Accounts" shall have the meaning given that term in the Uniform Commercial Code and shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

     "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

     "Chase Obligations" shall mean all remaining obligations to The Chase Manhattan Bank and the lenders party to the Existing Agreements, which obligations are described in the Assignment and Release Agreement dated March 18, 1999 and the Master Assignment and Acceptance dated March __, 1999 with respect to the assignment of the Existing Agreements to BankBoston Retail Finance Inc.

     "Chattel Paper" shall have the meaning given that term in the Uniform Commercial Code.

     "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) Goods, (g) Chattel Paper,
(h) cash and cash accounts (including the Collection Deposit Accounts), (i) Investment Property and (j) Proceeds.

     "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

     "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

     "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

     "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

     "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

     "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

     "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

     "Equipment" shall have the meaning given that term in the Uniform Commercial Code and shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term "Equipment" shall include Fixtures.

     "Financial Asset" shall mean (a) a Security, (b) an obligation of a person (or a share, participation or other interest in a person or in property or an enterprise of a person), that is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated security, a certificate representing a Security or a Security Entitlement.

     "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

     "General Intangibles" shall have the meaning given that term in the Uniform Commercial Code and shall mean all choices in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

     "Goods" shall have the meaning given that term in the Uniform Commercial Code.

     "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

     "Inventory" shall have the meaning given that term in the Uniform Commercial Code and shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

     "Investment Property" shall have the meaning given that term in the Uniform Commercial Code and shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Financial Assets, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

     "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof that by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

     "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

     "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

     "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent,
(c) the Collateral Agent, (d) the Syndication Agent, (e) the Issuing Bank, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document (g) the beneficiaries of the Chase Obligations, and (h) the successors and assigns of each of the foregoing.

     "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer that (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

     "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

     "Securities Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

     "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

     "Security Interest" shall have the meaning assigned to such term in Section 2.01.

     "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

     "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

     SECTION 1.03 Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                                Security Interest

     SECTION 2.01 Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person's attorney to sign such Person's name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

     SECTION 2.02 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

     The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

     SECTION 3.01 Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     SECTION 3.02 Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed in each governmental, municipal or other office specified in
Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor hereby designates the Collateral Agent as and for such Grantor's true and lawful attorney, with full power of substitution, to sign and file any financing statements (whether or not an Event of Default exists) in order to perfect or protect the Collateral Agent's security and other collateral interests in the Collateral.

          (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been recorded by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C.
Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof). Each Grantor hereby designates the Collateral Agent as and for such Grantor's true and lawful attorney, with full power of substitution, to sign and file any instruments or documents (whether or not an Event of Default exists) in order to perfect or protect the Collateral Agent's security and other collateral interests in such Collateral.

     SECTION 3.03 Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and
(c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

     SECTION 3.04 Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                    Covenants

     SECTION 4.01 Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or corporate structure (iv) in its Federal Taxpayer Identification Number, or (v) the acquisition by any Grantor of any property for which additional filings or recordings are necessary to perfect and maintain the Collateral Agent's Security Interest therein. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

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          (b)  Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

     SECTION 4.02 Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period and except for any fixture filings not filed as of the Closing Date). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

     SECTION 4.03 Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

     SECTION 4.04 Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

     Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties

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made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

     SECTION 4.05 Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. Prior to the occurrence of a Default, such inspections, evaluations and verifications shall be only conducted quarterly. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

     SECTION 4.06 Taxes; Encumbrances. At its option, on five days' prior notice to the Borrower, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents, and provided further that the making of any such payments by the Collateral Agent shall not be deemed to constitute a waiver of any Default or Event of Default arising from the Grantor's failure to have made such payments.

     SECTION 4.07 Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

     SECTION 4.08 Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

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

     SECTION 4.09 Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. Except as expressly permitted in the Credit Agreement, none of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

     SECTION 4.10 Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

     SECTION 4.11 Insurance. (a) The Grantors shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers with an A.M. Best rating of A- or better (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Administrative Agent) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it;
(ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

          (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that, from and after the Closing Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that neither the Grantor, the Collateral Agent, the Administrative Agent, the Lenders nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, if the insurer shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurer shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (ii) a provision to the effect that none of the Borrower, the Administrative Agent, the Collateral Agent, the Lenders or any other party shall be a co-insurer and (iii) such other provisions as the Collateral Agent may

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reasonably require from time to time to protect the interests of the Lenders.
Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 60 days' prior written notice thereof by the insurer to the Collateral Agent. All such insurance which covers the Collateral shall include an endorsement in favor of the Collateral Agent, which endorsement shall provide that the insurance, to the extent of the Collateral Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Grantor or by the failure of any grantor to comply with any warranty or condition of the policy. Such Grantor shall deliver to the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

          (c) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

     SECTION 4.12 Legend. Subject to the rights and liens of the parties to the Receivables Purchase Agreements, each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

     SECTION 4.13 Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

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
          (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

          (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

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                                    ARTICLE V

                                   Collections

     SECTION 5.01 Collections. (a) Subject to the rights and liens of the parties to the Receivables Purchase Agreements, each Grantor agrees (i) to notify and direct promptly each Account Debtor and every other person obligated to make payments on Accounts Receivable or in respect of any Inventory to make all such payments in accordance with the provisions of Section 2.21 of the Credit Agreement, (ii) to use all reasonable efforts to cause each Account Debtor and every other person identified in clause (i) above to make all payments with respect to Accounts Receivable and Inventory in accordance with the provisions of Section 2.21 of the Credit Agreement and (iii) promptly to deposit all payments received by it on account of Accounts Receivable and Inventory, whether in the form of cash, checks, credit card payments, notes, drafts, bills of exchange, money orders or otherwise, in accordance with the provisions of Section 2.21 of the Credit Agreement in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held by such Grantor for the benefit of the Collateral Agent.

          (b) Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Lenders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in accordance with the provisions of Section 2.21 of the Credit Agreement. Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts Receivable, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default or Cash Restriction Event.

     SECTION 5.02 Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, (a) at any time whether or not any Default or Event of Default has occurred to take actions required to be taken by the Grantors under Section 5.01, above, and (b) upon the occurrence and during the continuance of an Event of Default or Cash Restriction Event (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (v) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (vi) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to

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

be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

     SECTION 6.01 Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with respect to any Collateral consisting of Accounts Receivable, General Intangibles, Chattel Paper, Documents, and Investment Property to collect the Collateral with or without the taking of possession of any of the Collateral, (c) with respect to any Collateral consisting of Inventory, Goods, and Equipment, to conduct one or more going out of business sales which include the sale or other disposition of such Collateral and (d) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Com mercial Code or other applicable law. The Collateral Agent may require the Grantors to assemble the Collateral and make it available to the Collateral Agent at the respective Grantor's sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consum mation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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

     The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent, in the exercise of the Collateral Agent's rights and remedies upon default, may conduct one or more going out of business sales, in the Collateral Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and none of the Grantors nor any Person claiming under or in right of any Grantor shall have any interest therein. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwith standing the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 6.02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable and documented fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          With respect to Collateral consisting of Equipment,

          FIRST, to the Tranche B Lenders until all Obligations with respect to the Tranche B Loans have been indefeasibly paid in full;

          SECOND, to the Swingline Lender until all Obligations with respect to the Swingline Loans have been indefeasibly paid in full;

          THIRD, to the Tranche A Lenders until all Obligations with respect to the Tranche A Loans have been indefeasibly paid in full;

          FOURTH, to the Cash Collateral Account as collateral for all Letter of Credit Outstandings;

          FIFTH, to all other Obligations, excluding, the Chase Obligations;

          SIXTH, to The Chase Manhattan Bank, as agent for the holders of the Chase Obligations.

          SEVENTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          With Respect to All Collateral Other Than Equipment

          FIRST, to the Swingline Lender until all Obligations with respect to the Swingline Loans have been indefeasibly paid in full;

          SECOND, to the Tranche A Lenders until all Obligations with respect to the Tranche A Loans have been indefeasibly paid in full;

          THIRD, to the Cash Collateral Account as collateral for all Letter of Credit Outstandings;

          FOURTH, to the Tranche B Lenders until all Obligations with respect to the Tranche B Loans have been indefeasibly paid in full;

          FIFTH, to all other Obligations, excluding, the Chase Obligations;

          SIXTH, to The Chase Manhattan Bank, as agent for the holders of the Chase Obligations.

          SEVENTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 6.03 Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                                  Miscellaneous

     SECTION 7.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

     SECTION 7.02 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

     SECTION 7.03 Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 7.04 Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     SECTION 7.05 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 7.06 Collateral Agent's Fees and Expenses; Indemnification. (a) Without limiting any of its obligations under the Credit Agreement or other Loan Documents, each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

     SECTION 7.07 Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     SECTION 7.08 Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Agents, the Issuing Bank and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 7.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

     SECTION 7.10 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7.12 Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.13 Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County and of the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Court referred to in subparagraph (a) of this Section other than a Court referred to in the last sentence of subparagraph (a) that is not referred to elsewhere in such subparagraph (a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 7.14 Termination; Release of Collateral. (a) This Agreement and the Security Interest shall terminate when all the Obligations (other than the Chase Obligations that have not been liquidated at such time) have been indefeasibly paid in full, the Lenders have no further commitment to lend, there

     SECTION 7.15 are no Letter of Credit Outstandings and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents that the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent.

          (b) Upon the consummation by any Grantor of any sale or other disposition of assets permitted pursuant to the Credit Agreement, the Security Interest of the Collateral Agent in such assets shall be deemed automatically released, without further action on behalf of the Collateral Agent or the Lenders. The Collateral Agent shall execute such documents as the Grantor may reasonably request, at the Grantor's expense, in order to confirm the release of any such Security Interest.

     SECTION 7.16 Additional Grantors. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Grantor upon becoming a Borrower Subsidiary. Upon execution and delivery by the Collateral Agent and a Borrower Subsidiary of an instrument in the form of Annex 2 hereto, such Borrower Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        HECHINGER INVESTMENT COMPANY
                                        OF DELAWARE, INC.,


                                        by____________________________________
                                          Name:
                                          Title:


                                        CENTERS HOLDINGS, INC.,


                                        by____________________________________
                                           Name:
                                           Title:



                                        BSQ ACQUISITION, INC.,


                                        by____________________________________
                                          Name:
                                          Title:


                                        BSQ TRANSFEREE CORP.,


                                        by____________________________________
                                          Name:
                                          Title:


                                        HECHINGER COMPANY,


                                        by____________________________________
                                          Name:
                                          Title:


                                        HECHINGER STORES COMPANY,


                                        by____________________________________
                                          Name:
                                          Title:

                                        HECHINGER STORES EAST COAST
                                        COMPANY,


                                        by____________________________________
                                          Name:
                                          Title:

                                        EACH OF THE GUARANTORS LISTED
                                        ON SCHEDULE I HERETO,


                                        by____________________________________
                                          Name:
                                          Title: Authorized Officer

                                        BANKBOSTON RETAIL FINANCE INC.,
                                        as Collateral Agent,


                                        by____________________________________
                                          Name:
                                          Title: Authorized Officer

                                                                      SCHEDULE I


                                   GUARANTORS

                                                                     SCHEDULE II


                                   COPYRIGHTS

                                                                    SCHEDULE III


                                    LICENSES

                                                                     SCHEDULE IV


                                     PATENTS

                                                                      SCHEDULE V


                                   TRADEMARKS

                                                                  Annex 1 to the
                                                              Security Agreement


                                    [Form Of]
                             PERFECTION CERTIFICATE

                                                                  Annex 2 to the
                                                              Security Agreement

     SUPPLEMENT NO. __ dated as of , to the Amended and Restated Security Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), CENTERS HOLDINGS, INC., a Delaware corporation ("Holdings"), BSQ ACQUISITION, INC., a Delaware corporation ("BSQ Acqco"), BSQ TRANSFEREE CORP., a Delaware corporation ("BSQ Newco"), HECHINGER COMPANY, a Delaware corporation ("Hechinger"), HECHINGER STORES COMPANY, a Delaware corporation ("Hechinger Stores"), HECHINGER STORES EAST COAST COMPANY, a Delaware corporation ("Hechinger Stores East Coast"), HQ SOUTHWEST, LLC, a Delaware limited liability company ("Southwest"), HQ PARTNERS, L.P. ("Partners") each other Subsidiary of Holdings listed on Schedule I hereto (each of Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast and each such other Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein) .

     A. Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders, (b) the Parent Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), among Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores and the Agents, and (c) the Subsidiary Guarantee Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement" and, together with the Parent Guarantee Agreement, the "Guarantee Agreements") among the Guarantors listed on schedule I hereto and the Agents.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

     C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Borrower Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Borrower Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Grantor agree as follows:

     SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

     SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                        [Name Of New Grantor],


                                        by____________________________________
                                          Name:
                                          Title:
                                          Address:


                                        BANKBOSTON RETAIL FINANCE INC.,
                                        as Collateral Agent,


                                        by____________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement


                             LOCATION OF COLLATERAL

         Description                                       Location
          -----------                                       --------

                                                                       EXHIBIT G



        AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT dated as of March 18, 1999, among (a) each of the subsidiaries listed on Schedule I hereto (each such subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") of HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), (b) BANKBOSTON RETAIL FINANCE INC., a Delaware corporation ("BBRF"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                               W I T N E S S E T H

        WHEREAS, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East Coast Company, entered into a Credit Agreement dated September 26, 1997, as amended and restated as of December 31, 1998, with certain lenders party thereto, The Chase Manhattan Bank, BankAmerica Business Credit, Inc. and Citicorp USA, Inc. (the "1997 Agreement"); and

        WHEREAS, on December 31, 1998, the Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, and Hechinger Stores East Coast Company, entered into a Credit Agreement with certain lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, Collateral Agent, Borrowing Base Account Agent, Issuing Bank and Swingline Lender (the "Supplemental Agreement", which together with the 1997 Agreement shall be referred to collectively as the "Existing Agreements"); and

        WHEREAS, BankBoston Retail Finance Inc. has acquired all right, title and interest under the Existing Agreements; and

        WHEREAS, the parties hereto desire to amend and restate the Existing Agreements and all other Loan Documents executed in connection therewith in their entirety, including, without limitation, a Subsidiary Guarantee Agreement dated September 26, 1997, as amended and restated as of December 31, 1998 among the Subsidiary Guarantors and The Chase Manhattan Bank as Administrative Agent and Collateral Agent and a Subsidiary Guarantee Agreement dated December 31, 1998 among the Subsidiary Guarantors and The Chase Manhattan Bank as Administrative Agent and Collateral Agent (collectively, the "Existing Subsidiary Guarantee Agreements");

        NOW, THEREFORE, the parties hereto agree as follows:

        Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders.

        The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors is a Borrower Subsidiary and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of an Amended and Restated Subsidiary Guarantee Agreement in the form hereof, which amends and restates the Existing Subsidiary Guarantee Agreements. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Subsidiary Guarantors are willing to execute this Agreement.

        Accordingly, the parties hereto agree as follows:

        SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees (the "Guarantee"), jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents, (d) each of the foregoing as if each reference to the "Secured Parties" therein were to each Affiliate of any Secured Party, and (e) any transaction with the Collateral Agent or any Secured Party or any Affiliate of the Collateral Agent or any Secured Party which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided to the Borrower or to any Loan Party by the Collateral Agent or any Secured Party or any Affiliate of the Collateral Agent or any Secured Party, as each may be amended from time to time , and (f) the Chase Obligations (all the monetary and other obligations described in the preceding clauses (a) through (f) being collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guarantee notwithstanding any extension or renewal of any Obligation.

        Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws

(specifically excluding, however, any liabilities of such Subsidiary Guarantor
(a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations, which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

        SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of the Guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Subsidiary Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

        SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Subsidiary Guarantors or other obligors.

        SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor further agrees that the Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

        SECTION 5. Indemnification. The Subsidiary Guarantors shall also indemnify, defend, and hold the Agents and the Lenders, or any agent, employee, officer, or representative of the Agents and the Lenders, harmless of and from any claim (other than any claim as to which a final determination is made in a judicial proceeding (in which the Agents and the Lenders have had an opportunity to be heard), which determination includes a specific finding that the Agents or the Lenders had acted in a grossly negligent manner or in actual bad faith) brought or threatened against the Agents or the Lenders or any such person so indemnified by: the Borrower; the Subsidiary Guarantors; any other Loan Party or any other person (as well as from attorneys' reasonable and documented fees and reasonable expenses in connection therewith) on account of the Agents' or any of the Lenders' relationship with the Borrower, the Subsidiary

Guarantors, or any other Loan Party (each of which may be defended, compromised, settled, or pursued by the Agents or the Lenders with counsel of the their respective selection, but at the expense of the Subsidiary Guarantors to the extent such expenses are reasonable and documented).

        SECTION 6. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

        SECTION 7. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower, any Loan Party, or any other Subsidiary Guarantor or exercise any other right or remedy available to them against the Borrower, any Loan Party, or any other Subsidiary Guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor or Subsidiary Guarantors, as the case may be, or any security.

        SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Subsidiary Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. None of the Subsidiary Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

        SECTION 9. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

        SECTION 10. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

        SECTION 11. Termination. The Guarantees (a) shall terminate when all the Obligations (other than the Chase Obligations that have not been liquidated at such time) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Letter of Credit Outstandings have been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of the Borrower, any Subsidiary Guarantor or otherwise.

        SECTION 12. Costs of Enforcement. The Subsidiary Guarantors will pay on demand, without limitation, all attorneys' reasonable and documented fees, out-of-pocket expenses incurred by the Agents' attorneys and all costs incurred by the Agents, including, without limitation, costs and expenses associated with travel on behalf of the Agents, which costs and expenses are directly or indirectly related to or in respect of the Agents' administration, negotiation, documentation, and amendment of this guaranty and in the Agents' efforts to collect and/or to enforce any of the obligations of the Subsidiary Guarantors hereunder and/or to enforce any of the Agents' rights, remedies, or powers against or in respect of the Subsidiary Guarantors (whether or not suit is instituted by or against the Agents), and after the occurrence of any Event of Default, all of the forgoing costs incurred by any of the Lenders.

        SECTION 13. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Guarantor without the approval of any other Subsidiary Guarantor and without affecting the obligations of any other Subsidiary Guarantor hereunder.

        SECTION 14. Waivers; Amendment. (a) No failure or delay of any Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and each of the Agents, with the prior written consent of the Lenders as provided in Section 9.02 of the Credit Agreement.

        SECTION 15. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Subsidiary Guarantors to the Agents may be reproduced by the Agents by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.


        SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        SECTION 17. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Borrower.

        SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Letter of Credit Outstandings does not equal zero and as long as the Commitments have not been terminated.

               (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 19. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 13. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

        SECTION 21. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court sitting in Suffolk County and of the United States District Court of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Superior Court of the Commonwealth of Massachusetts or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Subsidiary Guarantor or its properties in the courts of any jurisdiction

               (b) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 17. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

        SECTION 23. Additional Subsidiary Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

        SECTION 24. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Secured Party and each Participant is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party or such Participant to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party or such Participant, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party and each Participant under this
Section 24 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have.

        IN WITNESS WHEREOF, the Borrower Subsidiaries have duly executed this Agreement under seal as of the day and year first above written.

                                     EACH OF THE BORROWER
                                     SUBSIDIARIES LISTED ON
                                     SCHEDULE I HERETO,


                                      by____________________________________
                                        Name:
                                        Title: Authorized Officer

                                                              SCHEDULE I TO THE
                                                  Subsidiary Guarantee AGREEMENT



               (a)    BSQ Acquisition, Inc., a Delaware corporation
               (b)    BSQ Transferee Corp., a Delaware corporation
               (c)    Hechinger Company , a Delaware corporation
               (d)    Hechinger Stores Company, a Delaware corporation
               (e)    Hechinger Stores East Coast Company, a Delaware corporation
               (f)    HIDS, Inc., a Delaware corporation
               (g)    Hechinger International, Inc., a Delaware corporation
               (h)    Hechinger Property Company, a Delaware corporation
               (i)    Hechinger Financial Holdings Company, a Delaware corporation
               (j)    Hechinger Finance, Inc., a Delaware corporation
               (k)    Pennsy, Inc., a Delaware corporation
               (l)    Hechinger Towers Company, a Delaware corporation
               (m)    PhilProp Holding  Company, a Pennsylvania corporation
               (n)    ManProp Holding Company, a Virginia corporation
               (o)    BucksProp Holding Company, a Pennsylvania corporation
               (p)    HProp. Inc., a Delaware corporation
               (q)    RemProp. Inc., a Delaware corporation
               (r)    Hechinger Royalty Company, a Delaware corporation
               (s)    HQ Mid-Atlantic, LLC, a Delaware limited liability company
               (t)    HQ Southwest LLC, a Delaware limited liability company
               (u)    HQ Partners, L.P., a Delaware limited partnership

                                                                 Annex 1 to the
                                                 Subsidiary Guarantee Agreement


        SUPPLEMENT NO. dated as of , to the Subsidiary Guarantee Agreement dated as of March 18, 1999, among (a) each of the subsidiaries listed on Schedule I thereto (each such subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") of HECHINGER INVESTMENT COMPANY OF DELAWARE, INC., a Delaware corporation (the "Borrower"), (b) BANKBOSTON RETAIL FINANCE INC., a Delaware corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below), and as collateral agent (in such capacity, the "Collateral Agent" and, in its capacity as both Administrative Agent and Collateral Agent, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

        A. Reference is made to (a) the Credit Agreement dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) Holdings, BSQ Acqco, BSQ Newco, Hechinger, Hechinger Stores, Hechinger Stores East Coast (collectively, the "Parent Guarantors"), (iii) the lenders from time to time party thereto (the "Lenders"), (iv) BBRF as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), as Collateral Agent and as Swingline Lender (v) Citicorp USA, Inc., as Documentation Agent, (vi) General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, (vii) Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and (viii) BancBoston Robertson Stephens Inc., as syndication agent for the Lenders.

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subsidiary Guarantee Agreement and the Credit Agreement.

        C. The Subsidiary Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Borrower Subsidiary that was not in existence or not a Borrower Subsidiary on the date of the Credit Agreement is required to enter into the Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Borrower Subsidiary. Section 24 of the Subsidiary Guarantee Agreement provides that additional Borrower Subsidiaries of may become Subsidiary Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

        SECTION 1. In accordance with Section 24 of the Subsidiary Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Subsidiary Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subsidiary Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

        SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Collateral Agent.

        IN WITNESS WHEREOF, the New Subsidiary Guarantor has duly executed this Supplement to the Subsidiary Guarantee Agreement under seal as of the day and year first above written.

                                            [Name Of New Subsidiary Guarantor],


                                         by____________________________________
                                           Name:
                                           Title:
                                           Address:

                                                                  EXHIBIT H-1(a)


================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999

     FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts 02109 (hereinafter, with any subsequent holder, the "LENDER") the principal sum of One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

     This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

     The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

     This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                        HECHINGER INVESTMENT COMPANY
                                                   OF DELAWARE, INC.
                                                    The ("BORROWER")

                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________

                                                                  EXHIBIT H-1(b)

================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                            March 18, 1999

        FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Citicorp USA, Inc., a Delaware corporation with its offices at 399 Park Avenue, New York, New York (hereinafter, with any subsequent holder, the "LENDER") the principal sum of One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

        This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

        The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

        No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

        This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

        The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                    HECHINGER INVESTMENT COMPANY
                                                               OF DELAWARE, INC.
                                                                The ("BORROWER")

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                                                  EXHIBIT H-1(c)

================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999

        FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Heller Financial Inc., a Delaware corporation with its offices at 150 East Forty-Second Street, New York, New York (hereinafter, with any subsequent holder, the "LENDER") the principal sum of One Hundred Million and 00/100 Dollars ($100,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

        This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

        The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

        No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

        This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

        The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                HECHINGER INVESTMENT COMPANY
                                                           OF DELAWARE, INC.
                                                            The ("BORROWER")


                                              By:_____________________________

                                              Name:___________________________

                                              Title:__________________________

                                                                  EXHIBIT H-1(d)

================================================================================

TRANCHE A NOTE
===============================================================================


Boston, Massachusetts                                             March 18, 1999


     FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Jackson National Life Insurance, with its offices at 225 West Wacker Drive, Chicago, Illinois (hereinafter, with any subsequent holder, the "LENDER") the principal sum of Ninety-Five Million and 00/100 Dollars ($95,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

     This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

     The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

     This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                    HECHINGER INVESTMENT COMPANY
                                                               OF DELAWARE, INC.
                                                                The ("BORROWER")

                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________

                                                                  EXHIBIT H-1(e)


================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999


     FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Congress Financial Corporation, a corporation, duly organized, with its offices at 225 South Lack Avenue, Pasadena, California (hereinafter, with any subsequent holder, the "LENDER") the principal sum of Seventy-Five Million and 00/100 Dollars ($75,000,000.00)or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

     This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

     The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

     This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                    HECHINGER INVESTMENT COMPANY
                                                               OF DELAWARE, INC.
                                                                The ("BORROWER")

                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________

                                                                  EXHIBIT H-1(f)

================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                            March 18, 1999

        FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Foothill Capital Corporation, a California corporation with its offices at 11111 Santa Monica Boulevard, Los Angeles, California (hereinafter, with any subsequent holder, the "LENDER") the principal sum of Seventy-Five Million and 00/100 Dollars ($75,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

        This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

        The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

        No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

        This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

        The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                   HECHINGER INVESTMENT COMPANY
                                                              OF DELAWARE, INC.
                                                               The ("BORROWER")

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                                                  EXHIBIT H-1(g)

================================================================================

TRANCHE A NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999

        FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of General Electric Capital Corporation., a corporation, duly organized, with its offices at 201 High Ridge Road, Stamford, Connecticut (hereinafter, with any subsequent holder, the "LENDER") the principal sum of Fifty-Five Million and 00/100 Dollars ($55,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

        This is the "Tranche A Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

        The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche A Credit Extensions, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

        No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Tranche A Note and/or any Collateral given to secure this Tranche A Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche A Note.

        This Tranche A Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

        The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche A Note. Each reference in this Tranche A Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche A Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        THIS TRANCHE A NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche A Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE A NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                   HECHINGER INVESTMENT COMPANY
                                                              OF DELAWARE, INC.
                                                               The ("BORROWER")

                                                 By:___________________________

                                                 Name:_________________________

                                                 Title:_________________________

                                                                     EXHIBIT H-2


================================================================================

SWINGLINE  NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999

     FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street, Boston, Massachusetts 02109 (hereinafter, with any subsequent holder, the "LENDER") the aggregate principal sum of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Tranche A Credit Extensions established pursuant to the Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower, with interest at the rate and payable in the manner stated therein.

     This is the "Swingline Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest on, this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

     The Administrative Agent's books and records concerning loans and advances pursuant to the Swingline Loan, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Collateral Agent and/or the Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or Collateral Agent or the Lender with respect to this Swingline Note and/or any Collateral given to secure this Swingline Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Swingline Note.

     This Swingline Note shall be binding upon the Borrower, and each Loan Party and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent and/or the Collateral Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Swingline Note. Each reference in this Swingline Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Swingline Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     THIS SWINGLINE NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the respective Agents in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Swingline Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SWINGLINE NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                        HECHINGER INVESTMENT COMPANY
                                                   OF DELAWARE, INC.
                                                    The ("BORROWER")

                                        By:_________________________

                                        Name:_______________________

                                        Title:______________________

                                                                  EXHIBIT H-3(a)


================================================================================

TRANCHE B NOTE
================================================================================



Boston, Massachusetts                                            March 18, 1999

        FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Back Bay Capital Funding, LLC, a Delaware limited liability company with its offices at 40 Broad Street Boston, Massachusetts 02109 (hereinafter, with any subsequent holder, the "LENDER") the aggregate principal sum of Thirty-Six Million Seven Hundred Fifty Thousand and 00/100 Dollars ($36,750,000.00) with interest at the rate and payable in the manner stated in that certain Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower.

        This is the "Tranche B Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest, including, without limitation, all PIK Interest, on this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

        The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche B Loans, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

        No delay or omission by the Collateral Agent and/or Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

        The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent or the Lender with respect to this Tranche B Note and/or any Collateral given to secure this Tranche B Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche B Note.

        This Tranche B Note shall be binding upon the Borrower, and each Loan Party, and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

        The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche B Note. Each reference in this Tranche B Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche B Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

        THIS TRANCHE B NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the Administrative Agent in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche B Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE B NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                              HECHINGER INVESTMENT COMPANY
                                                         OF DELAWARE, INC.
                                                          The ("BORROWER")

                                              By:_____________________________

                                              Name:___________________________

                                              Title:__________________________

                                                                  EXHIBIT H-3(b)

================================================================================

TRANCHE B NOTE
================================================================================

Boston, Massachusetts                                             March 18, 1999


     FOR VALUE RECEIVED, the undersigned, Hechinger Investment Company of Delaware, Inc., a Delaware corporation with its principal executive offices at 1801 McCormick Drive, Largo, Maryland 20774 (the "BORROWER") promises to pay to the order of Foothill Partners III, L.P., a California limited partnership with its offices at 11111 Santa Monica Boulevard, Los Angeles, California (hereinafter, with any subsequent holder, the "LENDER") the aggregate principal sum of Thirteen Million Two Hundred Fifty Thousand and 00/100 Dollars ($13,250,000.00) with interest at the rate and payable in the manner stated in that certain Amended and Restated Credit Agreement of even date (as such may be amended hereafter, the "CREDIT AGREEMENT") by and among BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as the Collateral Agent (in such capacity, the "COLLATERAL AGENT"); Citicorp USA, Inc., as Documentation Agent; General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents; Back Bay Capital Funding, LLC, as Tranche B Administrative Agent; and BancBoston Robertson Stephens Inc., as Syndication Agent (the foregoing are hereinafter collectively referred to as, the "AGENTS"), for the ratable benefit of the "Lenders" named therein; the Lenders named therein; and the Borrower.

     This is the "Tranche B Note" to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The principal of, and interest, including, without limitation, all PIK Interest, on this Note shall be payable as provided in the Credit Agreement and shall be subject to acceleration as provided therein.

     The Administrative Agent's books and records concerning loans and advances pursuant to the Tranche B Loans, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Collateral Agent and/or Administrative Agent or Lender in exercising or enforcing any of such Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     The Borrower, and each Loan Party, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent or the Lender with respect to this Tranche B Note and/or any Collateral given to secure this Tranche B Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Tranche B Note.

     This Tranche B Note shall be binding upon the Borrower, and each Loan Party, and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and each Loan Party, are joint and several, provided, however, the release by the Lender or by the Administrative Agent of any one or more such person or Loan Party shall not release any other person obligated on account of this Tranche B Note. Each reference in this Tranche B Note to the Borrower and any Loan Party is to such person individually and also to all such persons jointly. Except as provided for in the Indemnity, Subrogation and Contribution Agreement, no person obligated on account of this Tranche B Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     THIS TRANCHE B NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE ADMINISTRATIVE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the Administrative Agent in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Tranche B Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TRANCHE B NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                                    HECHINGER INVESTMENT COMPANY
                                                               OF DELAWARE, INC.
                                                                The ("BORROWER")

                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________